UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

                Investment Company Act file number 811-04986

Franklin Investors Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 7/31/15

Item 1. Schedule of Investments.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited)

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities 95.2%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 25.7%
FHLMC, 1.874%, 9/01/35	$17,183,701	$18,182,376
FHLMC, 1.904%, 4/01/36	10,608,028	11,165,946
FHLMC, 2.03%, 4/01/35	12,851,463	13,539,966
FHLMC, 2.065%, 1/01/36	8,740,201	9,293,632
FHLMC, 0.765% - 2.207%, 11/01/16 - 4/01/42	17,753,837	18,700,354
FHLMC, 2.223%, 4/01/38	8,845,972	9,355,946
FHLMC, 2.209% - 2.308%, 11/01/17 - 7/01/38	15,199,838	16,138,983
FHLMC, 2.327%, 9/01/36	8,685,913	9,248,590
FHLMC, 2.313% - 2.328%, 10/01/32 - 3/01/39	17,743,951	18,876,704
FHLMC, 2.337%, 12/01/35	9,431,085	10,073,697
FHLMC, 2.33% - 2.34%, 10/01/22 - 4/01/37	17,060,712	18,200,355
FHLMC, 2.354%, 9/01/37	50,357,935	53,833,473
FHLMC, 2.346% - 2.369%, 9/01/24 - 9/01/41	14,072,807	14,994,525
FHLMC, 2.369% - 2.378%, 5/01/18 - 4/01/40	17,685,152	18,921,673
FHLMC, 2.38% - 2.399%, 10/01/18 - 10/01/41	17,789,325	18,971,553
FHLMC, 2.40%, 11/01/37	10,221,777	11,001,637
FHLMC, 2.405%, 7/01/38	19,273,893	20,554,969
FHLMC, 2.40% - 2.413%, 11/01/25 - 11/01/41	16,454,034	17,549,820
FHLMC, 2.421%, 11/01/36	9,030,744	9,637,685
FHLMC, 2.414% - 2.446%, 5/01/25 - 5/01/42	17,807,631	19,035,415
FHLMC, 2.458%, 9/01/38	9,410,589	10,049,865
FHLMC, 2.447% - 2.466%, 7/01/19 - 6/01/38	16,149,356	17,330,233
FHLMC, 2.471%, 9/01/37	13,181,731	14,002,477
FHLMC, 2.467% - 2.483%, 4/01/28 - 3/01/38	17,633,403	18,827,964
FHLMC, 2.483% - 2.551%, 1/01/19 - 7/01/41	16,640,694	17,736,782
FHLMC, 2.592%, 6/01/37	18,144,477	19,475,831
FHLMC, 2.603%, 1/01/37	8,698,262	9,346,607
FHLMC, 2.555% - 2.802%, 11/01/17 - 7/01/41	17,903,016	19,047,954
FHLMC, 2.813%, 11/01/40	14,140,517	15,019,112
FHLMC, 2.804% - 6.654%, 3/01/17 - 5/01/41	10,269,090	10,810,842
		488,924,966
[a]Federal National Mortgage Association (FNMA) Adjustable Rate 68.7%
FNMA, 0.848% - 1.688%, 8/01/16 - 11/01/44	18,291,500	18,981,373
FNMA, 1.694% - 1.82%, 10/01/18 - 4/01/38	17,373,005	18,249,348
FNMA, 1.846%, 1/01/35	11,895,416	12,468,708
FNMA, 1.885%, 1/01/35	8,243,361	8,718,821
FNMA, 1.821% - 1.892%, 12/01/15 - 10/01/37	16,563,151	17,435,323
FNMA, 1.893%, 12/01/34	16,788,355	17,675,402
FNMA, 1.894% - 1.913%, 5/01/18 - 2/01/39	17,902,540	18,869,718
FNMA, 1.924%, 3/01/35	8,989,690	9,433,307
FNMA, 1.925%, 5/01/35	8,592,113	9,064,586
FNMA, 1.913% - 1.93%, 11/01/16 - 9/01/38	17,525,901	18,486,498
FNMA, 1.93% - 1.965%, 9/01/17 - 11/01/40	16,641,591	17,468,085
FNMA, 1.965% - 1.99%, 1/01/16 - 4/01/36	17,565,948	18,572,550
FNMA, 1.99% - 2.015%, 11/01/17 - 10/01/37	13,543,315	14,369,224
FNMA, 2.015% - 2.027%, 12/01/17 - 6/01/37	15,476,137	16,298,468
FNMA, 2.028% - 2.041%, 3/01/18 - 9/01/43	12,839,445	13,545,186
FNMA, 2.046%, 2/01/36	17,679,189	18,684,957
FNMA, 2.042% - 2.095%, 6/01/18 - 3/01/43	17,764,753	18,756,784
FNMA, 2.095% - 2.125%, 4/01/18 - 3/01/38	17,037,054	18,056,927
FNMA, 2.137%, 5/01/39	15,143,328	15,996,170
FNMA, 2.148%, 11/01/34	10,246,756	10,884,054
FNMA, 2.126% - 2.15%, 12/01/17 - 5/01/38	17,908,581	18,995,731
FNMA, 2.15% - 2.168%, 11/01/19 - 12/01/39	12,467,630	13,198,466
FNMA, 2.168% - 2.178%, 3/01/19 - 1/01/37	16,266,576	17,306,930
FNMA, 2.18%, 1/01/36	14,578,969	15,442,501
FNMA, 2.187%, 8/01/39	13,070,728	13,837,260
FNMA, 2.179% - 2.19%, 8/01/18 - 11/01/38	17,728,641	18,867,730
FNMA, 2.195%, 2/01/36	10,153,310	10,855,986

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
FNMA, 2.19% - 2.20%, 7/01/17 - 4/01/38	12,743,832	13,540,837
FNMA, 2.20% - 2.206%, 4/01/18 - 11/01/39	12,573,224	13,382,197
FNMA, 2.206% - 2.216%, 7/01/18 - 12/01/39	17,841,393	18,979,085
FNMA, 2.222%, 1/01/38	18,711,805	19,930,008
FNMA, 2.216% - 2.231%, 3/01/18 - 7/01/38	16,285,171	17,368,828
FNMA, 2.231% - 2.242%, 1/01/18 - 3/01/39	15,303,714	16,274,359
FNMA, 2.242% - 2.253%, 9/01/17 - 9/01/40	17,829,119	18,971,776
FNMA, 2.254%, 1/01/38	11,101,555	11,870,817
FNMA, 2.256%, 2/01/36	10,816,720	11,486,688
FNMA, 2.253% - 2.268%, 6/01/18 - 1/01/37	17,673,577	18,802,661
FNMA, 2.268% - 2.28%, 7/01/20 - 5/01/38	14,546,169	15,499,794
FNMA, 2.293%, 11/01/34	9,950,913	10,571,615
FNMA, 2.293%, 3/01/35	15,858,884	16,850,965
FNMA, 2.28% - 2.295%, 5/01/22 - 3/01/41	17,893,940	19,043,135
FNMA, 2.295% - 2.302%, 8/01/22 - 11/01/41	17,613,985	18,760,347
FNMA, 2.307%, 1/01/39	9,835,344	10,440,254
FNMA, 2.317%, 3/01/38	9,071,059	9,702,276
FNMA, 2.302% - 2.321%, 11/01/19 - 8/01/39	15,992,679	16,989,178
FNMA, 2.321% - 2.328%, 8/01/21 - 9/01/38	17,726,201	18,891,430
FNMA, 2.328% - 2.335%, 7/01/23 - 11/01/42	16,687,017	17,759,247
FNMA, 2.337%, 9/01/36	11,076,099	11,757,332
FNMA, 2.335% - 2.345%, 11/01/23 - 3/01/40	14,866,074	15,864,753
FNMA, 2.345% - 2.349%, 4/01/19 - 9/01/36	14,668,422	15,634,059
FNMA, 2.349% - 2.357%, 4/01/19 - 10/01/38	12,751,176	13,555,646
FNMA, 2.36%, 2/01/37	10,548,821	11,363,310
FNMA, 2.359% - 2.36%, 8/01/29 - 9/01/39	10,995,929	11,693,803
FNMA, 2.361% - 2.364%, 6/01/30 - 1/01/42	17,387,608	18,502,799
FNMA, 2.371%, 1/01/38	12,219,525	12,950,884
FNMA, 2.364% - 2.373%, 7/01/18 - 7/01/40	17,406,958	18,542,408
FNMA, 2.373% - 2.377%, 12/01/18 - 1/01/39	17,626,020	18,752,806
FNMA, 2.377% - 2.385%, 1/01/24 - 8/01/39	14,273,277	15,240,368
FNMA, 2.391%, 5/01/38	16,753,351	17,826,722
FNMA, 2.385% - 2.394%, 11/01/18 - 2/01/43	15,107,595	16,076,511
FNMA, 2.399%, 11/01/37	16,516,783	17,573,705
FNMA, 2.394% - 2.402%, 3/01/19 - 4/01/38	17,347,204	18,472,584
FNMA, 2.408%, 12/01/36	13,598,579	14,475,037
FNMA, 2.402% - 2.423%, 10/01/17 - 7/01/42	17,666,879	18,803,795
FNMA, 2.435%, 3/01/35	8,376,392	9,050,132
FNMA, 2.424% - 2.436%, 10/01/18 - 5/01/38	15,162,055	16,169,124
FNMA, 2.442%, 9/01/35	8,548,508	9,180,891
FNMA, 2.436% - 2.442%, 7/01/17 - 11/01/38	17,781,057	18,955,450
FNMA, 2.445%, 1/01/36	9,730,605	10,533,924
FNMA, 2.442% - 2.447%, 4/01/27 - 3/01/47	13,744,158	14,748,330
FNMA, 2.457%, 5/01/40	9,881,195	10,629,829
FNMA, 2.447% - 2.46%, 9/01/17 - 4/01/38	17,401,328	18,571,994
FNMA, 2.471%, 3/01/41	15,345,369	16,423,567
FNMA, 2.46% - 2.48%, 10/01/17 - 5/01/48	17,200,124	18,358,807
FNMA, 2.48% - 2.487%, 4/01/24 - 4/01/38	16,137,121	17,224,936
FNMA, 2.504%, 1/01/36	9,132,969	9,781,289
FNMA, 2.506%, 1/01/37	11,178,189	11,947,890
FNMA, 2.489% - 2.517%, 5/01/17 - 4/01/44	16,302,957	17,350,465
FNMA, 2.533%, 6/01/35	8,355,616	9,009,180
FNMA, 2.517% - 2.545%, 9/01/17 - 1/01/42	17,872,779	19,027,094
FNMA, 2.565%, 7/01/46	13,298,746	14,252,920
FNMA, 2.545% - 2.586%, 1/01/18 - 5/01/40	17,307,414	18,436,835
FNMA, 2.589% - 2.875%, 5/01/16 - 5/01/48	17,723,603	18,651,865
FNMA, 2.875% - 3.383%, 3/01/16 - 11/01/46	16,531,883	17,612,242
FNMA, 3.403% - 8.125%, 3/01/17 - 9/01/40	10,501,867	11,040,065
		1,309,678,941
[a]Government National Mortgage Association (GNMA) Adjustable Rate 0.8%
GNMA, 1.625% - 3.00%, 3/20/16 - 5/20/36	13,799,852	14,322,800

Total Mortgage-Backed Securities (Cost $1,784,038,704)		1,812,926,707

Franklin Investors Securities Trust
Statement of Investments, July 31, 2015 (unaudited) (continued)
U.S. Government and Agency Securities 2.3%
U.S. Treasury Note,
1.25%, 10/31/15	6,000,000	6,016,404
1.375%, 11/30/15	30,000,000	30,117,180
4.25%, 8/15/15	8,000,000	8,010,312
Total U.S. Government and Agency Securities (Cost $44,121,515)		44,143,896
Total Investments before Short Term Investments (Cost $1,828,160,219)		1,857,070,603
	Shares

Short Term Investments (Cost $39,843,075) 2.1%
Money Market Funds 2.1%
[b,c]Institutional Fiduciary Trust Money Market Portfolio	39,843,075	39,843,075
Total Investments (Cost $1,868,003,294) 99.6%		1,896,913,678
Other Assets, less Liabilities 0.4%		8,187,663
Net Assets 100.0%		$1,905,101,341

a The coupon rate shown represents the rate at period end.
b Non-income producing.
c Institutional Fiduciary Trust Money Market Portfolio is an affiliated open-end management investment company.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited)

Franklin Balanced Fund	Country	Shares	Value
Common Stocks 45.6%
Consumer Discretionary 3.7%
Ford Motor Co.	United States	2,500,000	$37,075,000
Garmin Ltd.	United States	250,000	10,477,500
Starwood Hotels & Resorts Worldwide Inc.	United States	250,000	19,865,000
Target Corp.	United States	500,000	40,925,000
			108,342,500
Consumer Staples 1.8%
PepsiCo Inc.	United States	265,000	25,532,750
Walgreens Boots Alliance Inc.	United States	300,000	28,989,000
			54,521,750
Energy 5.6%
BP PLC, ADR	United Kingdom	400,000	14,788,000
Chevron Corp.	United States	280,000	24,774,400
Exxon Mobil Corp.	United States	350,000	27,723,500
Kinder Morgan Inc.	United States	500,000	17,320,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	609,033	35,007,217
Schlumberger Ltd.	United States	265,000	21,947,300
Total SA, B, ADR	France	500,000	24,645,000
			166,205,417
Financials 2.6%
CBL & Associates Properties Inc.	United States	500,000	8,170,000
JPMorgan Chase & Co.	United States	300,000	20,559,000
MetLife Inc.	United States	557,270	31,062,230
Wells Fargo & Co.	United States	300,000	17,361,000
			77,152,230
Health Care 3.9%
[a]Amgen Inc.	United States	175,000	30,903,250
Johnson & Johnson	United States	300,000	30,063,000
Merck & Co. Inc.	United States	500,000	29,480,000
Pfizer Inc.	United States	700,000	25,242,000
			115,688,250
Industrials 9.0%
The Boeing Co.	United States	210,000	30,275,700
General Electric Co.	United States	975,000	25,447,500
Lockheed Martin Corp.	United States	75,000	15,532,500
Northrop Grumman Corp.	United States	125,000	21,626,250
Raytheon Co.	United States	400,000	43,636,000
Republic Services Inc.	United States	700,000	29,771,000
Union Pacific Corp.	United States	250,000	24,397,500
United Parcel Service Inc., B	United States	300,000	30,708,000
United Technologies Corp.	United States	300,000	30,093,000
Waste Management Inc.	United States	300,000	15,339,000
			266,826,450
Information Technology 6.8%
Cisco Systems Inc.	United States	800,000	22,736,000
Intel Corp.	United States	1,000,000	28,950,000
Maxim Integrated Products Inc.	United States	650,000	22,126,000
Microsoft Corp.	United States	600,000	28,020,000
QUALCOMM Inc.	United States	600,000	38,634,000
Texas Instruments Inc.	United States	750,000	37,485,000
Xilinx Inc.	United States	600,000	25,050,000
			203,001,000
Materials 3.4%
The Dow Chemical Co.	United States	600,000	28,236,000
E. I. du Pont de Nemours and Co.	United States	500,000	27,880,000
Freeport-McMoRan Inc., B	United States	186,810	2,195,021
The Mosaic Co.	United States	568,742	24,421,781

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

Rio Tinto PLC, ADR	United Kingdom	480,740	18,566,179
			101,298,981
Telecommunication Services 2.3%
Rogers Communications Inc., B	Canada	900,000	31,572,000
Verizon Communications Inc.	United States	750,000	35,092,500
			66,664,500
Utilities 6.5%
Alliant Energy Corp.	United States	400,000	24,604,000
Duke Energy Corp.	United States	400,000	29,688,000
NextEra Energy Inc.	United States	265,500	27,930,600
PG&E Corp.	United States	300,000	15,753,000
Pinnacle West Capital Corp.	United States	300,000	18,513,000
The Southern Co.	United States	700,000	31,311,000
SSE PLC	United Kingdom	750,000	17,740,839
Xcel Energy Inc.	United States	800,000	27,736,000
			193,276,439
Total Common Stocks (Cost $1,228,172,711)			1,352,977,517
Equity-Linked Securities 10.2%
Consumer Staples 0.8%
[b]JPMorgan Chase & Co. into Whole Foods Market Inc., 6.50%, 144A	United States	634,000	23,251,887
Energy 2.3%
[b]Barclays Bank PLC into Halliburton Co., 6.00%, 144A	United States	604,000	25,993,683
[b]Credit Suisse New York into Schlumberger Ltd., 6.00%, 144A	United States	200,000	16,812,700
[b]JPMorgan Chase & Co. into Anadarko Petroleum Corp., 5.00%, 144A	United States	312,000	23,788,284
			66,594,667
Financials 0.9%
[b]Barclays Bank PLC into Bank of America Corp., 6.00%, 144A	United States	1,500,000	26,611,950
Industrials 0.5%
[b]The Goldman Sachs Group Inc. into General Electric Co., 5.50%, 144A	United States	600,000	15,816,960
Information Technology 3.5%
[b]Citigroup Inc. into Apple Inc., 7.00%, 144A	United States	170,000	20,950,460
[b]Credit Suisse New York into Cisco Systems Inc., 6.00%, 144A	United States	543,000	15,636,662
[b]Credit Suisse New York into Freescale SemiconductorLtd., 7.00%, 144A	United States	771,000	20,279,999
[b]Credit Suisse New York into Yahoo! Inc., 7.00%, 144A	United States	492,000	18,406,704
[b]JPMorgan Chase & Co. into Google Inc., 4.50%, C, 144A	United States	50,000	28,726,750
			104,000,575
Materials 2.2%
[b]Deutsche Bank AG into Rio Tinto PLC, 9.00%, 144A	United Kingdom	680,000	26,746,168
[b]The Goldman Sachs Group Inc. into LyondellBasell Industries NV, 7.50%, 144A	United States	294,400	27,838,287
[b]Royal Bank of Canada into Alcoa Inc., 7.00%, 144A	United States	1,000,000	10,175,900
			64,760,355
Total Equity-Linked Securities (Cost $317,436,071)			301,036,394
Convertible Preferred Stocks 4.6%
Energy 0.0%†
Sanchez Energy Corp., 4.875%, cvt. pfd. A	United States	60,000	1,413,750
Financials 1.7%
American Tower Corp., 5.50%, cvt. pfd.	United States	350,000	35,437,500
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	12,500	14,901,375
			50,338,875
Health Care 0.3%
Allergan PLC, 5.50%, cvt. pfd.	United States	7,500	8,340,975
Industrials 0.2%
United Technologies Corp., 7.50%, cvt. pfd.	United States	93,800	4,826,948
Materials 0.5%
Alcoa Inc., 5.375%, cvt. pfd.	United States	400,000	14,432,000
Utilities 1.9%
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	350,000	19,768,000
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	438,900	22,155,672

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Exelon Corp., 6.50%, cvt. pfd.	United States	100,000	4,674,000
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	200,000	11,596,000
			58,193,672
Total Convertible Preferred Stocks (Cost $138,422,553)			137,546,220
Preferred Stocks 0.4%
Financials 0.4%
Morgan Stanley, 6.375%, pfd., I	United States	310,000	7,970,100
U.S. Bancorp, 6.00%, pfd., G	United States	180,000	4,842,000
Total Preferred Stocks (Cost $12,250,000)			12,812,100
		Principal Amount*
Corporate Bonds 30.0%
Consumer Discretionary 3.3%
[b]CCO Safari II LLC, senior secured note, 144A, 4.908%, 7/23/25	United States	20,000,000	20,045,500
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior bond, 3.95%, 1/15/25	United States	11,700,000	11,554,008
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	15,000,000	14,392,470
Ford Motor Credit Co. LLC, senior note, 3.00%, 6/12/17	United States	6,000,000	6,115,506
[b]Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000	15,000,000
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	7,000,000	6,909,441
Trinity Acquisition PLC, senior note, 4.625%, 8/15/23	United Kingdom	7,000,000	7,279,965
Yum! Brands Inc., senior bond, 3.875%, 11/01/23	United States	17,950,000	18,157,789
			99,454,679
Consumer Staples 2.4%
CVS Health Corp., senior note, 3.875%, 7/20/25	United States	10,000,000	10,206,030
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	10,000,000	10,140,050
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000	15,588,180
Reynolds American Inc.,
[b] 144A, 2.30%, 8/21/17	United States	6,100,000	6,154,882
senior note, 4.45%, 6/12/25	United States	15,000,000	15,454,725
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000	12,265,431
			69,809,298
Energy 4.3%
[b]Antero Resources Corp., senior note, 144A, 5.625%, 6/01/23	United States	10,000,000	9,675,000
California Resources Corp., senior bond, 6.00%, 11/15/24	United States	10,000,000	7,975,000
Chesapeake Energy Corp., senior note, 5.375%, 6/15/21	United States	7,500,000	6,337,500
Ecopetrol SA, senior bond, 4.125%, 1/16/25	Colombia	15,000,000	13,794,675
[b]Enable Midstream Partners LP, senior note, 144A, 3.90%, 5/15/24	United States	9,700,000	8,858,360
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	25,000,000	23,339,875
EOG Resources Inc., senior bond, 2.625%, 3/15/23	United States	5,500,000	5,315,464
Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	12,900,000	12,464,909
Linn Energy LLC/Finance Corp., senior note, 6.50%, 5/15/19	United States	11,500,000	7,130,000
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	9,400,000	9,352,323
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,000,000	3,208,456
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	5,000,000	4,524,490
Williams Partners LP, senior note, 3.60%, 3/15/22	United States	15,000,000	14,522,910
			126,498,962
Financials 11.7%
[c]Bank of America Corp., junior sub. bond,
AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	15,000,000	15,000,000
M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	10,000,000	10,700,000
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	14,000,000	13,894,174
Citigroup Inc.,
[c] junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000	14,643,750
sub. bond, 5.50%, 9/13/25	United States	10,000,000	10,982,310
Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000	14,211,675
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	15,000,000	14,388,750
[b]Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	18,800,000	18,941,000
[c]General Electric Capital Corp., junior sub. bond, 7.125% to 6/15/22, FRN thereafter,
Perpetual	United States	8,000,000	9,260,000
HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000	21,494,826
Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000	10,068,350
[b,d]ING Bank NV, senior note, 144A, FRN, 1.921%, 9/25/15	Netherlands	5,000,000	5,010,150

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[c]JPMorgan Chase & Co.,
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000	12,725,050
junior sub. note, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,562,500
[b]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,752,242
[c]MetLife Inc., junior sub. note, 5.25% to 6/15/20, FRN thereafter, Perpetual	United States	8,700,000	8,700,000
[b]Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000	12,107,040
Morgan Stanley,
[c] junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	10,900,000	10,859,125
senior sub. bond, 4.35%, 9/08/26	United States	15,000,000	15,026,310
Navient Corp., senior note, 6.125%, 3/25/24	United States	15,000,000	13,462,500
[b]Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter,
10/16/44	Japan	15,000,000	15,695,400
[c]PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN thereafter,
Perpetual	United States	12,000,000	11,430,000
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	12,439,596
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	5,000,000	5,312,500
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000	15,157,980
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	4,000,000	4,317,500
5.125%, 5/28/24	United Kingdom	10,400,000	10,523,500
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	7,000,000	7,994,371
[c]Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	15,000,000	15,412,500
			348,073,099
Health Care 3.2%
Actavis Funding SCS, senior bond, 4.75%, 3/15/45	United States	12,000,000	11,394,444
[b]Baxalta Inc., senior note, 144A, 4.00%, 6/23/25	United States	11,900,000	11,822,947
Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000	10,310,280
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000	10,194,650
HCA Inc., senior secured note, first lien, 5.00%, 3/15/24	United States	12,000,000	12,525,000
Thermo Fisher Scientific Inc., senior note, 2.40%, 2/01/19	United States	12,000,000	12,034,332
[b]Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000	6,599,250
senior note, 144A, 6.75%, 8/15/18	United States	10,400,000	10,946,000
senior note, 144A, 5.875%, 5/15/23	United States	8,300,000	8,651,920
			94,478,823
Industrials 0.8%
[b]Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	6,499,210	6,564,202
[b]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	12,000,000	12,182,784
[b]Bombardier Inc., senior note, 144A, 6.00%, 10/15/22	Canada	5,000,000	4,093,750
			22,840,736
Information Technology 0.3%
Oracle Corp., senior note, 2.50%, 10/15/22	United States	10,000,000	9,679,030
Materials 1.2%
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond, 4.50%, 1/15/23	United States	5,000,000	4,875,000
[b]FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	12,500,000	11,507,812
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	7,000,000	5,783,750
[b]Glencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	Switzerland	10,000,000	9,484,180
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	4,000,000	3,994,032
			35,644,774
Telecommunication Services 1.4%
AT&T Inc., senior bond, 4.75%, 5/15/46	United States	10,000,000	9,258,800
Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000	9,250,000
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	10,000,000	10,598,350
Verizon Communications Inc., senior bond, 6.55%, 9/15/43	United States	11,000,000	13,041,116
			42,148,266
Utilities 1.4%
Alabama Power Co., senior note, 2.80%, 4/01/25	United States	7,000,000	6,767,663
[b,c]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	10,268,750
[b]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,545,050
[b]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000	9,050,000

Franklin Investors Securities Trust
Statement of Investments, July 31, 2015 (unaudited) (continued)
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 6.875%, 10/15/21	United States	10,000,000	10,475,000
			42,106,463
Total Corporate Bonds (Cost $893,766,874)			890,734,130
Total Investments before Short Term Investments (Cost $2,590,048,209)			2,695,106,361

Short Term Investments 8.8%
U.S. Government and Agency Securities 2.4%
[e]U.S. Treasury Bill,
9/24/15	United States	20,000,000	19,998,920
12/10/15	United States	20,000,000	19,994,620
12/17/15	United States	30,000,000	29,990,370
Total U.S. Government and Agency Securities (Cost $69,987,943)			69,983,910
Total Investments before Money Market Funds (Cost $2,660,036,152)			2,765,090,271
		Shares
Money Market Funds (Cost $190,192,014) 6.4%
[f,g] Institutional Fiduciary Trust Money Market Portfolio	United States	190,192,014	190,192,014
Total Investments (Cost $2,850,228,166) 99.6%			2,955,282,285
Options Written (0.1)%			(2,135,000)
Other Assets, less Liabilities 0.5%			13,815,859
Net Assets 100.0%			$2,966,963,144
		Number of Contracts
Options Written (Premiums received $374,698) (0.1)%
Calls - Exchange-Traded
Health Care (0.1)%
Amgen Inc., August Strike Price $165, Expires, 8/21/15	United States	1,750	(2,135,000)

† Rounds to less than 0.1% of net assets.
* The principal amount is stated in U.S. dollars unless otherwise indicated.
a A portion or all of the security is held in connection with written option contracts open at period end.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
July 31, 2015, the aggregate value of these securities was $526,992,613, representing 17.76% of net assets.
c Perpetual security with no stated maturity date.
d The coupon rate shown represents the rate at period end.
e The security is traded on a discount basis with no stated coupon rate.
f Non-income producing.
g Institutional Fiduciary Trust Money Market Portfolio is an affiliated open-end management investment company.

ABBREVIATIONS
Selected Portfolio

ADR	-	American Depositary Receipt
FRN	-	Floating Rate Note

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited)

Franklin Convertible Securities Fund	Country	Shares	Value
Common Stocks 2.9%
Consumer Discretionary 1.7%
[a]MGM Resorts International	United States	1,884,074	$36,965,532
Utilities 1.2%
NextEra Energy Inc.	United States	262,000	27,562,400
Total Common Stocks (Cost $61,158,827)			64,527,932
Convertible Preferred Stocks 19.7%
Consumer Staples 3.2%
Post Holdings Inc., 5.25%, cvt. pfd.	United States	95,200	10,048,836
[b]Post Holdings Inc., 2.50%, cvt. pfd., 144A	United States	176,200	18,390,875
Tyson Foods Inc., 4.75%, cvt. pfd.	United States	800,000	43,160,000
			71,599,711
Energy 2.0%
Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	18,500	9,631,562
McDermott International Inc., 6.25%, cvt. pfd.	United States	960,000	16,185,600
Rex Energy Corp., 6.00%, cvt. pfd., A	United States	250,000	8,546,875
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	236,000	5,711,200
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	200,000	2,975,000
			43,050,237
Financials 0.8%
Wintrust Financial Corp., 5.00%, cvt. pfd.	United States	12,300	16,815,638
Health Care 2.3%
Allergan PLC, 5.50%, cvt. pfd.	United States	45,500	50,601,915
Industrials 3.3%
Stanley Black & Decker Inc., 4.75%, cvt. pfd.	United States	297,600	43,547,808
United Technologies Corp., 7.50%, cvt. pfd.	United States	570,100	29,337,346
			72,885,154
Materials 1.6%
Alcoa Inc., 5.375%, cvt. pfd.	United States	750,000	27,060,000
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	395,000	5,786,750
Cliffs Natural Resources Inc., 7.00%, cvt. pfd.	United States	792,000	2,003,760
			34,850,510
Telecommunication Services 3.1%
Frontier Communications Corp., 11.125%, cvt. pfd.	United States	267,060	26,105,115
T-Mobile US Inc., 5.50%, cvt. pfd.	United States	600,000	42,720,000
			68,825,115
Utilities 3.4%
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	310,000	17,589,400
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	220,000	12,425,600
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	185,200	9,348,896
Exelon Corp., 6.50%, cvt. pfd.	United States	500,000	23,370,000
The Laclede Group Inc., 6.75%, cvt. pfd.	United States	60,000	3,247,800
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	164,000	9,508,720
			75,490,416
Total Convertible Preferred Stocks (Cost $485,724,304)			434,118,696
		Principal Amount*
Convertible Bonds 73.6%
Consumer Discretionary 10.5%
Ctrip.com International Ltd., cvt., senior note, 1.25%, 10/15/18	China	19,200,000	21,839,712
Iconix Brand Group Inc., cvt., senior sub. note, 2.50%, 6/01/16	United States	30,190,000	29,925,837
Jarden Corp., cvt., senior sub. bond, 1.125%, 3/15/34	United States	40,000,000	49,675,000
Liberty Interactive LLC, cvt., senior note, 0.75%, 3/30/43	United States	17,250,000	28,656,563
Liberty Interactive LLC into Motorola Solutions Inc., cvt., senior deb., 3.50%, 1/15/31	United States	5,500,000	2,853,125
Liberty Media Corp., cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	20,564,000
The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	41,081,250

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

Shutterfly Inc., cvt., 0.25%, 5/15/18	United States	37,465,000	36,903,025
			231,498,512
Energy 1.3%
Cobalt International Energy Inc., cvt.,
senior bond, 3.125%, 5/15/24	United States	25,000,000	15,953,125
senior note, 2.625%, 12/01/19	United States	19,900,000	13,382,750
			29,335,875
Financials 2.1%
Forest City Enterprises Inc., cvt.,
A, senior note, 3.625%, 8/15/20	United States	20,250,000	22,717,969
senior note, 4.25%, 8/15/18	United States	20,000,000	24,162,500
			46,880,469
Health Care 17.9%
BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000	47,569,875
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	26,200,000	33,110,250
Corsicanto Ltd., cvt., senior bond, 3.50%, 1/15/32	Ireland	12,500,000	12,882,812
Depomed Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000	27,980,000
Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	14,418,000	12,183,210
[b]HeartWare International Inc., cvt., senior note, 144A, 1.75%, 12/15/21	United States	21,728,000	24,240,300
Illumina Inc., cvt., senior note, 0.50%, 6/15/21	United States	33,000,000	40,528,125
[b]Impax Laboratories Inc., cvt., senior note, 144A, 2.00%, 6/15/22	United States	45,000,000	46,575,000
[b]Jazz Investments I Ltd., cvt., senior note, 144A, 1.875%, 8/15/21	United States	35,000,000	42,722,400
Mylan Inc., cvt., senior note, 3.75%, 9/15/15	United States	5,000,000	21,853,125
Omnicare Inc., cvt., senior sub. note, 3.50%, 2/15/44	United States	36,563,000	53,747,610
Pacira Pharmaceuticals Inc., cvt., senior note, 3.25%, 2/01/19	United States	5,880,000	15,824,550
Spectranetics Corp., cvt., senior note, 2.625%, 6/01/34	United States	17,000,000	15,140,625
			394,357,882
Industrials 2.0%
The KEYW Holding Corp., cvt., senior note, 2.50%, 7/15/19	United States	20,000,000	16,525,000
UTI Worldwide Inc., cvt., senior note, 4.50%, 3/01/19	United States	28,000,000	26,547,500
			43,072,500
Information Technology 38.0%
Bottomline Technologies Inc., cvt., senior note, 1.50%, 12/01/17	United States	16,400,000	18,101,500
Electronic Arts Inc., cvt., senior note, 0.75%, 7/15/16	United States	27,600,000	62,186,250
[b]Electronics for Imaging Inc., cvt., senior note, 144A, 0.75%, 9/01/19	United States	22,000,000	23,355,420
HomeAway Inc., cvt., senior note, 0.125%, 4/01/19	United States	36,500,000	34,857,500
Intel Corp., cvt.,
junior sub., 3.25%, 8/01/39	United States	8,000,000	11,645,040
[b] junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	22,408,125
junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	2,358,750
JDS Uniphase Corp., cvt., senior bond, 0.625%, 8/15/33	United States	39,900,000	38,777,812
Mercadolibre Inc., cvt., 2.25%, 7/01/19	Argentina	5,000,000	5,996,925
[b]Microchip Technology Inc., cvt., senior sub. note, 144A, 1.625%, 2/15/25	United States	40,000,000	37,800,000
Micron Technology Inc., cvt., senior bond,
2.125%, 2/15/33	United States	11,800,000	20,989,250
G, 3.00%, 11/15/43	United States	20,000,000	18,725,000
NetSuite Inc., cvt., senior note, 0.25%, 6/01/18	United States	36,300,000	39,158,625
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	22,600,000	51,174,875
Palo Alto Networks Inc, cvt., zero cpn., 7/01/19	United States	32,500,000	56,692,187
Proofpoint Inc., cvt., senior note,
1.25%, 12/15/18	United States	18,075,000	31,100,297
[b] 144A, 0.75%, 6/15/20	United States	12,500,000	13,664,063
[b]Qihoo 360 Technologies Co. Ltd., cvt., senior note, 144A, 1.75%, 8/15/21	China	24,000,000	21,197,520
Salesforce.com Inc., cvt., senior note, 0.25%, 4/01/18	United States	35,200,000	44,396,000
SanDisk Corp., cvt., senior note, 0.50%, 10/15/20	United States	33,000,000	33,123,750
ServiceNow Inc., cvt., zero cpn., 11/01/18	United States	35,500,000	43,997,812
Take-Two Interactive Software Inc., cvt., senior note, 1.00%, 7/01/18	United States	16,400,000	25,174,000
Trulia Inc., cvt., 2.75%, 12/15/20	United States	32,000,000	39,473,600
[b]Twitter Inc., cvt., senior note, 144A, 1.00%, 9/15/21	United States	35,000,000	30,471,875
[b]VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%, 8/15/37	United States	14,000,000	29,268,750
Xilinx Inc., cvt., senior note, 2.625%, 6/15/17	United States	19,270,000	28,399,163
Yahoo! Inc., cvt., zero cpn., 12/01/18	United States	35,100,000	35,823,938

Franklin Investors Securities Trust
Statement of Investments, July 31, 2015 (unaudited) (continued)
Yandex NV, cvt., senior note, 1.125%, 12/15/18	Russia	23,900,000	20,135,989
			840,454,016
Materials 1.8%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	Canada	15,400,000	13,103,090
Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	24,000,000	27,111,960
[c]Molycorp Inc., cvt., senior note, 5.50%, 2/01/18	United States	7,360,000	92,176
			40,307,226
Total Convertible Bonds (Cost $1,395,765,839)			1,625,906,480
		Shares
Escrow and Litigation Trusts 0.2%
Financials 0.2%
[a]MF Global Holdings Ltd., Escrow Account	United States	25,000,000	5,312,500
[a,d]Motors Liquidation Co., Escrow Account	United States	376,200	—
Total Escrow and Litigation Trusts (Cost $5,673,659)			5,312,500
Total Investments before Short Term Investments (Cost $1,948,322,629)			2,129,865,608

Short Term Investments (Cost $71,028,262) 3.2%
Money Market Funds 3.2%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	71,028,262	71,028,262
Total Investments (Cost $2,019,350,891) 99.6%			2,200,893,870
Other Assets, less Liabilities 0.4%			8,320,442
Net Assets 100.0%			$2,209,214,312

* The principal amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
July 31, 2015, the aggregate value of these securities was $310,094,328, representing 14.04% of net assets.
c Defaulted security or security for which income has been deemed uncollectible.
d Security has been deemed illiquid because it may not be able to be sold within seven days.
e Institutional Fiduciary Trust Money Market Portfolio is an affiliated open-end management investment company.

ABBREVIATIONS
Selected Portfolio

MF	- Multi-Family

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited)

Franklin Equity Income Fund	Country	Shares	Value
Common Stocks 86.2%
Consumer Discretionary 14.2%
Ford Motor Co.	United States	3,018,100	$44,758,423
L Brands Inc.	United States	515,100	41,578,872
Las Vegas Sands Corp.	United States	475,100	26,624,604
Lowe's Cos. Inc.	United States	600,000	41,616,000
NIKE Inc., B	United States	458,000	52,770,760
Starwood Hotels & Resorts Worldwide Inc.	United States	515,200	40,937,792
Target Corp.	United States	571,500	46,777,275
			295,063,726
Consumer Staples 7.1%
Anheuser-Busch InBev NV, ADR	Belgium	256,000	30,604,800
Mead Johnson Nutrition Co., A	United States	331,900	29,336,641
Nestle SA	Switzerland	335,000	25,370,648
PepsiCo Inc.	United States	448,900	43,251,515
The Procter & Gamble Co.	United States	237,700	18,231,590
			146,795,194
Energy 5.6%
Chevron Corp.	United States	312,800	27,676,544
Exxon Mobil Corp.	United States	367,234	29,088,605
HollyFrontier Corp.	United States	600,000	28,956,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	512,000	29,429,760
			115,150,909
Financials 13.9%
Aflac Inc.	United States	536,200	34,343,610
Arthur J. Gallagher & Co.	United States	669,300	31,744,899
Bank of America Corp.	United States	974,700	17,427,636
BlackRock Inc.	United States	129,700	43,620,704
JPMorgan Chase & Co.	United States	691,500	47,388,495
MetLife Inc.	United States	671,905	37,451,984
T. Rowe Price Group Inc.	United States	450,500	34,747,065
Wells Fargo & Co.	United States	725,000	41,955,750
			288,680,143
Health Care 9.6%
Bristol-Myers Squibb Co.	United States	649,600	42,639,744
Eli Lilly & Co.	United States	475,400	40,176,054
Johnson & Johnson	United States	332,000	33,269,720
Pfizer Inc.	United States	979,300	35,313,558
Sanofi, ADR	France	871,000	47,025,290
			198,424,366
Industrials 16.0%
Caterpillar Inc.	United States	429,100	33,740,133
General Electric Co.	United States	1,228,500	32,063,850
Honeywell International Inc.	United States	423,800	44,520,190
Lockheed Martin Corp.	United States	223,100	46,204,010
Nielsen NV	United States	679,600	32,933,416
Raytheon Co.	United States	293,500	32,017,915
Republic Services Inc.	United States	1,062,800	45,200,884
United Parcel Service Inc., B	United States	306,600	31,383,576
United Technologies Corp.	United States	329,700	33,072,207
			331,136,181
Information Technology 9.8%
Cisco Systems Inc.	United States	1,665,333	47,328,764
Intel Corp.	United States	1,336,100	38,680,095
Maxim Integrated Products Inc.	United States	1,226,000	41,733,040
Microsoft Corp.	United States	1,001,700	46,779,390

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Seagate Technology PLC	United States	585,200	29,611,120
			204,132,409
Materials 4.1%
BHP Billiton PLC	Australia	842,500	15,555,047
The Dow Chemical Co.	United States	814,400	38,325,664
Freeport-McMoRan Inc., B	United States	633,906	7,448,395
Potash Corp. of Saskatchewan Inc.	Canada	858,600	23,336,748
			84,665,854
Telecommunication Services 1.9%
Rogers Communications Inc., B	Canada	1,138,700	39,945,596
Utilities 4.0%
Dominion Resources Inc.	United States	391,100	28,041,870
Duke Energy Corp.	United States	419,690	31,149,392
Xcel Energy Inc.	United States	673,500	23,350,245
			82,541,507
Total Common Stocks (Cost $1,410,985,549)			1,786,535,885
Convertible Preferred Stocks 7.5%
Energy 0.4%
Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	16,000	8,330,000
Financials 0.7%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	11,999	13,346,488
Health Care 2.0%
Allergan PLC, 5.50%, cvt. pfd.	United States	36,400	40,481,532
Industrials 1.9%
Genesee & Wyoming Inc., 5.00%, cvt. pfd.	United States	68,800	6,831,152
Stanley Black & Decker Inc., 6.25%, cvt. pfd.	United States	279,000	33,307,020
			40,138,172
Materials 1.0%
Alcoa Inc., 5.375%, cvt. pfd.	United States	590,200	21,294,416
Utilities 1.5%
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	370,000	21,452,600
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	154,000	10,213,280
			31,665,880
Total Convertible Preferred Stocks (Cost $151,713,857)			155,256,488
Total Investments before Short Term Investments (Cost $1,562,699,406)			1,941,792,373

Short Term Investments 6.3%
Money Market Funds (Cost $103,912,087) 5.0%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	103,912,087	103,912,087
		Principal Amount
Repurchase Agreements (Cost $25,926,142) 1.3%
[c]Joint Repurchase Agreement, 0.109%, 8/03/15 (Maturity Value $25,926,376)	United States	$25,926,142	25,926,142
BNP Paribas Securities Corp. (Maturity Value $5,108,533)
Credit Suisse Securities (USA) LLC (Maturity Value $7,663,059)
HSBC Securities (USA) Inc. (Maturity Value $10,728,075)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $2,426,709)
Collateralized by U.S. Government Agency Securities, 0.000% - 0.215%,
12/01/15 - 2/01/20; and U.S. Treasury Notes, 0.25% - 0.875%,
9/15/15 - 6/15/17 (valued at $26,461,468)
Total Investments (Cost $1,692,537,635) 100.0%			2,071,630,602
Other Assets, less Liabilities 0.0%†			788,595
Net Assets 100.0%			$2,072,419,197

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

† Rounds to less than 0.1% of net assets.
a Non-income producing.
b Institutional Fiduciary Trust Money Market Portfolio is an affiliated open-end management investment company.
c Investment is through participation in a joint account with other funds managed by the investment manager or an affiliate of the investment manager. At July 31, 2015, all repurchase agreements had been entered into on that date.

ABBREVIATIONS
Selected Portfolio

ADR	- American Depositary Receipt

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited)

Franklin Floating Rate Daily Access Fund	Country	Shares	Value
Common Stocks and Exchange Traded Funds 1.5%
Broadcasting 0.0%†
[a]Cumulus Media Inc., A	United States	5,725	$9,446
Diversified Capital Markets 1.5%
PowerShares Senior Loan Portfolio ETF	United States	2,424,999	57,448,227
Health Care Distributors 0.0%
[a,b]RoTech Medical Corp.	United States	26,267	—
Total Common Stocks and Exchange Traded Funds (Cost $58,283,189)			57,457,673

		Principal Amount*
Corporate Bonds (Cost $717,625) 0.0%†
Aerospace & Defense
[c]Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	717,625	626,658

[d]Senior Floating Rate Interests 92.0%
Aerospace & Defense 2.5%
CAMP International Holding Co., 2013 Replacement Term Loan, 4.75%, 5/31/19	United States	19,295,999	19,428,659
[e]Delos Finance S.A.R.L. (ILFC), Loans, 3.50%, 3/06/21	Luxembourg	19,000,000	19,052,592
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 9.50%, 10/09/20	United States	6,608,226	6,635,075
Term B Loans, 4.50%, 4/09/20	United States	15,970,143	16,006,747
Fly Funding II S.A.R.L., Loans, 3.50%, 8/09/19	Luxembourg	7,069,847	7,062,353
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	29,079,344	29,061,169
			97,246,595
Agricultural Products 0.1%
Allflex Holdings III Inc., Second Lien Initial Term Loan, 8.00%, 7/19/21	United States	2,287,774	2,307,078
Airlines 1.7%
[e]Air Canada, Term Loan, 4.00%, 9/26/19	Canada	19,760,108	19,877,444
American Airlines Inc., 2015 Term Loans, 3.25%, 6/27/20	United States	9,974,619	9,940,776
[e]Delta Air Lines Inc., Term Loan B, 4.75%, 4/20/17	United States	9,090,909	9,101,136
[e]Flying Fortress Inc. (ILFC), New Loan, 3.50%, 4/30/20	United States	7,220,693	7,259,056
[e]U.S. Airways Inc., Tranche B1 Term Loan, 3.50%, 5/23/19	United States	19,328,149	19,329,869
			65,508,281
Aluminum 0.6%
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	21,691,580	21,708,933
Apparel Retail 1.4%
[e]Ascena Retail Group Inc., Tranche B Term Loan, 6.75%, 8/17/22	United States	40,000,000	39,400,000
The Men's Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	13,127,613	13,217,865
			52,617,865
Auto Parts & Equipment 2.3%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	11,956,773	11,956,773
Federal-Mogul Holdings Corp., Tranche C Term Loans, 4.75%, 4/15/21	United States	7,669,185	7,598,882
[e]FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%, 7/29/17	United States	12,546,610	12,065,661
Henniges Automotive Holdings Inc., Term Loans, 5.50%, 6/12/21	United States	20,152,877	20,203,259
[e]TI Group Automotive Systems LLC, Intial US Term Loan, 4.50%, 6/25/22	United States	23,276,608	23,400,277
Tower Automotive Holdings USA LLC, Initial Term Loan, 4.00%, 4/23/20	United States	13,171,488	13,187,952
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	1,797,656	1,790,915
			90,203,719
Broadcasting 4.3%
[e]Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	49,694,098	45,967,041
Gray Television Inc., Term Loan B, 3.75%, 6/13/21	United States	17,523,307	17,583,552
iHeartCommunications Inc.,
Tranche D Term Loan, 6.94%, 1/30/19	United States	23,889,566	21,998,301
Tranche E Term Loan, 7.69%, 7/30/19	United States	5,531,493	5,160,883
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	27,259,304	27,424,005
MediArena Acquisition BV, Second Lien Dollar Term B Loan, 10.00%, 8/13/22	Netherlands	3,823,529	3,670,588
Radio One Inc., Term Loan B, 4.79%, 12/31/18	United States	41,000,000	41,794,375

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

Sinclair Television Group Inc., Incremental Term Loan B-1, 3.50%, 7/31/21	United States	2,995,759	3,000,441
			166,599,186
Cable & Satellite 1.3%
[e]Charter Communications Operating LLC (CCO Safari), Term Loan H, 4.75%, 7/23/21	United States	6,993,579	7,005,601
[e]UPC Financing Partnership (UPC Broadband Holdings BV), Facility AH, 3.25%, 6/30/21	Netherlands	19,412,000	19,294,150
[e]Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	24,326,626	24,277,218
			50,576,969
Casinos & Gaming 5.8%
[e]Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%, 10/20/21	United States	9,600,000	9,667,632
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%, 10/11/20	United States	63,295,901	59,520,744
[f]Cannery Casino Resorts LLC,
Second Lien Term Loan, 10.00%, 10/02/19	United States	13,023,000	11,785,815
Term Loan, 6.00%, 10/02/18	United States	45,122,173	44,652,136
CCM Merger Inc. (MotorCity Casino), Term Loans, 4.50%, 8/06/21	United States	12,511,119	12,568,457
MGM Resorts International, Term B Loan, 3.50%, 12/20/19	United States	9,665,014	9,647,897
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	39,994,030	39,144,157
Scientific Games International Inc., Term B-1 Loan, 6.00%, 10/18/20	United States	35,854,000	36,045,711
			223,032,549
Coal & Consumable Fuels 4.0%
Bowie Resource Holdings LLC,
[e] First Lien Initial Term Loan, 6.75%, 8/16/20	United States	29,237,267	27,811,950
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	4,464,778	4,252,701
[e]Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	39,247,004	38,069,594
[e]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	86,481,254	66,482,464
[g]Walter Energy Inc., B Term Loan, 7.25%, 4/02/18	United States	14,171,429	7,206,171
Westmoreland Coal Co., Term Loan, 7.50%, 12/16/20	United States	10,393,111	9,665,593
			153,488,473
Commodity Chemicals 1.9%
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	59,174,566	57,991,075
[e]Tronox Pigments (Netherlands) BV, New Term Loan, 4.25%, 3/19/20	Netherlands	15,587,277	14,944,302
			72,935,377
Communications Equipment 0.9%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	13,800,678	13,861,056
[e]CommScope Inc., Tranche 5 Term Loan, 3.75%, 12/29/22	United States	19,237,331	19,325,496
			33,186,552
Construction & Engineering 0.1%
LCS Deco LLC, Term B Loans, 5.50%, 5/21/22	Australia	4,978,931	5,022,497
Construction Machinery & Heavy Trucks 0.5%
Allison Transmission Inc., Term B-3 Loans, 3.50%, 8/23/19	United States	9,763,180	9,806,909
Doosan Infracore International and Doosan Holdings Europe, Tranche B Term Loan,
4.50%, 5/28/21	United States	7,763,423	7,816,797
			17,623,706
Data Processing & Outsourced Services 2.2%
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	88,947,677	84,500,293
Worldpay U.S. Inc., Additional Term Facility, 4.50%, 11/29/19	United States	1,484,241	1,489,807
			85,990,100
Diversified Chemicals 3.3%
[e]The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	34,795,417	33,548,593
[e]Ineos U.S. Finance LLC, 2018 Dollar Term Loan, 3.75%, 5/04/18	United States	21,378,441	21,394,774
OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	22,634,791	23,172,368
OXEA GmbH,
First Lien Tranche B-2 Term Loan, 4.25%, 1/15/20	Luxembourg	4,715,391	4,603,401
Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	48,001,883	45,481,784
			128,200,920
Diversified Metals & Mining 2.7%
Atkore International Inc.,
Initial Term Loan, 4.50%, 4/09/21	United States	6,792,100	6,605,317
Second Lien Initial Term Loan, 7.75%, 10/09/21	United States	12,510,459	11,822,383

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

[e]FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	104,769,837	86,118,606
			104,546,306
Diversified Support Services 0.8%
[e]AlixPartners LLP, Second Lien 2013 Recapitalization Term Loan, 10.25%, 7/10/21	United States	2,972,222	2,984,854
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	27,587,535	27,728,921
			30,713,775
Electric Utilities 2.0%
Alinta Energy Finance Pty. Ltd.,
Delayed Draw Term Commitments, 6.375%, 8/13/18	Australia	4,783,721	4,812,127
Term B Loans, 6.375%, 8/13/19	Australia	72,021,937	72,449,603
			77,261,730
Electronic Equipment & Instruments 0.0%†
Oberthur Technologies of America Corp., Tranche B-2 Term Loan, 4.50%, 10/18/19	United States	1,300,988	1,298,126
Forest Products 3.2%
[f]Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	54,328,992	51,137,164
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	31,794,695	31,860,923
[c] Term Loan C, 8.00%, 5/01/19	United States	38,326,034	38,405,867
			121,403,954
General Merchandise Stores 0.9%
Dollar Tree Inc., Term B-1 Loans, 3.50%, 3/09/22	United States	33,698,166	33,831,543
Health Care Equipment 1.5%
Carestream Health Inc.,
Second Lien Loan, 9.50%, 12/07/19	United States	16,163,260	16,118,811
Term Loan, 5.00%, 6/07/19	United States	7,205,161	7,223,174
[e]Hill-Rom Holdings Inc., Term Loan B, 5.00%, 7/30/22	United States	9,124,612	9,175,938
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	23,827,766	23,971,114
			56,489,037
Health Care Facilities 2.7%
Amsurg Corp., Initial Term Loan, 3.75%, 7/16/21	United States	19,079,766	19,148,339
Community Health Systems Inc.,
2018 Term F Loans, 3.534%, 12/31/18	United States	69,897,734	70,138,043
2019 Term G Loan, 3.75%, 12/31/19	United States	15,542,126	15,593,928
			104,880,310
Health Care Services 2.8%
Connolly LLC,
Initial Term Loan, 4.50%, 5/14/21	United States	9,633,562	9,693,771
Second Lien Initial Term Loan, 8.00%, 5/13/22	United States	24,202,500	24,384,019
Dialysis Newco Inc., Term Loan B, 4.50%, 4/23/21	United States	15,495,420	15,534,159
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	33,601,438	14,448,618
National Mentor Holdings Inc., Initial Tranche B Term Loan, 4.25%, 1/31/21	United States	11,451,825	11,487,612
Surgery Centers Holdings Inc.,
First Lien Term Loan, 5.25%, 11/03/20	United States	8,688,320	8,710,041
Second Lien Term Loan, 8.50%, 11/03/21	United States	1,631,715	1,631,715
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	22,201,614	22,250,191
			108,140,126
Health Care Technology 0.7%
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	27,631,005	27,587,486
Hotels, Resorts & Cruise Lines 0.6%
Diamond Resorts Corp., Term Loans, 5.50%, 5/09/21	United States	5,591,126	5,622,576
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20	United States	17,697,766	17,754,452
			23,377,028
Household Products 1.8%
[e]Spectrum Brands Inc., Initial Term Loans, 5.25%, 6/23/22	United States	20,765,231	20,882,035
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	49,106,671	47,786,930
			68,668,965
Housewares & Specialties 0.1%
[e]Jarden Corp.,
Term Loan B-1, 5.00%, 9/30/20	United States	3,410,324	3,426,311

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

Term Loan B-2, 4.75%, 7/31/22	United States	1,292,925	1,292,522
			4,718,833
Independent Power Producers & Energy Traders 0.9%
Calpine Construction Finance Co. LP,
Term B-1 Loan, 3.00%, 5/03/20	United States	9,281,054	9,213,377
Term B-2 Loan, 3.25%, 1/31/22	United States	7,328,957	7,273,990
Calpine Corp., Term Loan (B5), 3.50%, 5/27/22	United States	19,658,033	19,619,817
			36,107,184
Industrial Machinery 4.5%
Alfred Fueling Systems Inc. (Wayne Fueling),
First Lien Initial Term Loan, 4.75%, 6/18/21	United States	16,117,200	16,117,200
Second Lien Initial Term Loan, 8.50%, 6/20/22	United States	23,842,353	23,723,141
Husky Injection Molding Systems Ltd., Initial Term Loan, 4.25%, 6/30/21	United States	13,814,539	13,815,975
Navistar Inc., Tranche B Term Loan, 6.75%, 8/17/17	United States	27,258,604	27,309,714
[e]Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	39,857,033	38,860,607
RBS Global Inc. (Rexnord), Term B Loan, 4.00%, 8/21/20	United States	14,619,924	14,647,336
Sensus USA Inc.,
First Lien Term Loan, 4.50%, 5/09/17	United States	19,605,962	19,593,708
Second Lien Term Loan, 8.50%, 5/09/18	United States	15,314,541	15,237,969
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	5,530,144	5,550,882
			174,856,532
Insurance Brokers 0.3%
HUB International Ltd., Initial Term Loan, 4.00%, 10/02/20	United States	12,131,724	12,094,650
Integrated Telecommunication Services 1.4%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	28,761,687	28,514,509
LTS Buyer LLC,
First Lien Term B Loan, 4.00%, 4/13/20	United States	7,065,305	7,044,696
Second Lien Initial Loan, 8.00%, 4/12/21	United States	7,417,489	7,405,124
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	4,987,245	4,991,399
[e]Zayo Group LLC, 2021 Term Loans, 5.00%, 5/06/21	United States	5,087,228	5,078,325
			53,034,053
Internet Software & Services 1.6%
BMC Software Finance Inc.,
[d] Initial U.S. Revolving Commitment, 6.25%, 9/10/18	United States	13,260,000	12,150,271
Initial U.S. Term Loans, 5.00%, 9/10/20	United States	52,491,533	48,108,490
			60,258,761
Investment Banking & Brokerage 0.5%
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	18,501,192	18,608,148
IT Consulting & Other Services 0.7%
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/29/19	United States	29,402,168	27,031,618
Leisure Facilities 3.2%
[e]24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	33,163,625	31,961,444
[e]Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	60,132,750	57,934,177
Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	12,881,575	12,543,433
Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	27,430,987	20,984,705
			123,423,759
Life Sciences Tools & Services 0.2%
Pharmaceutical Product Development LLC, Term Loan, 4.00%, 12/05/18	United States	7,659,130	7,672,119
Marine 0.8%
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	31,101,870	31,283,287
Metal & Glass Containers 0.7%
CD&R Millennium U.S. Acquico LLC,
Initial Dollar Term Loan, 4.50%, 7/31/21	United States	6,193,200	6,195,783
Second Lien Initial Term Loan, 8.75%, 7/31/22	United States	22,149,800	21,928,302
			28,124,085
Movies & Entertainment 0.6%
Regal Cinemas Corp., Term Loan, 3.75%, 4/01/22	United States	9,624,096	9,685,248

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	14,890,860	14,783,839
			24,469,087
Office Services & Supplies 0.1%
West Corp., Term Loan B-10, 3.25%, 6/30/18	United States	5,000,000	4,994,445
Oil & Gas Drilling 1.2%
Drillships Financing Holding Inc., Tranche B-1 Term Loan, 6.00%, 3/31/21	Marshall Islands	35,434,701	27,718,795
Drillships Ocean Ventures Inc. and Drillships Ventures Projects Inc., Term Loan, 5.50%,
7/25/21	Marshall Islands	21,226,884	17,516,595
			45,235,390
Oil & Gas Equipment & Services 0.0%†
McJunkin Red Man Corp., 2013 Term Loan, 5.00%, 11/08/19	United States	1,459,898	1,440,737
Oil & Gas Exploration & Production 2.8%
Fieldwood Energy LLC,
[e] Loans, 3.875%, 10/01/18	United States	50,704,785	46,743,474
Second Lien Loans, 8.375%, 9/30/20	United States	10,530,000	5,824,406
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	1,368,411	1,371,832
Samson Investment Co., Second Lien Tranche I Term Loan, 5.00%, 9/25/18	United States	27,720,000	8,021,475
UTEX Industries Inc.,
[e] First Lien Initial Term Loan, 5.00%, 5/21/21	United States	39,988,109	37,155,632
Second Lien Initial Term Loan, 8.25%, 5/20/22	United States	12,147,156	10,363,042
			109,479,861
Oil & Gas Storage & Transportation 1.1%
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	24,324,300	24,293,895
OSG International Inc. (OIN), Initial Term Loan, 5.75%, 8/05/19	United States	18,018,000	18,074,306
			42,368,201
Packaged Foods & Meats 2.1%
AdvancePierre Foods Inc.,
Loans, 5.75%, 7/10/17	United States	8,667,701	8,702,372
Second Lien Term Loan, 9.50%, 10/10/17	United States	24,560,081	25,051,283
CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien Term Loan, 8.75%, 7/03/21	United States	11,591,497	11,069,879
JBS USA LLC, Incremental Term Loan, 3.75%, 9/18/20	United States	5,550,927	5,556,061
[e]Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	30,927,846	30,958,774
			81,338,369
Paper Packaging 0.9%
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	34,005,576	34,218,110
Personal Products 1.2%
[e]FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	46,884,561	44,833,361
Pharmaceuticals 4.2%
Akorn Inc., Loans, 4.50%, 4/16/21	United States	15,683,029	15,754,904
[e]Endo Luxembourg Finance Co. and Endo LLC,
Asset Sale Bridge, 5.00%, 7/01/16	United States	15,340,909	15,369,673
Term Loan B, 3.25%, 7/01/22	United States	31,942,954	32,130,108
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.19%, 2/27/21	United States	19,351,010	19,435,671
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 3.50%, 12/11/19	United States	15,908,481	15,949,668
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	United States	11,988,273	12,004,757
Series E-1 Tranche B Term Loan, 3.50%, 8/05/20	United States	3,009,040	3,015,757
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	United States	46,546,246	46,818,634
			160,479,172
Publishing 0.8%
Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	30,468,463	30,650,786
Restaurants 0.2%
TGI Friday's Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	6,418,894	6,467,035
Retail REITs 0.1%
Capital Automotive LP, Second Lien Term Loan, 6.00%, 4/30/20	United States	4,896,250	4,983,976
Semiconductors 0.4%
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	16,354,800	16,395,687
Specialized Consumer Services 0.6%
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%, 9/02/21	Luxembourg	23,631,250	23,746,949

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Specialty Chemicals 3.2%
[e]Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term, 3.75%,
2/01/20	United States	13,519,722	13,525,360
AZ Chem U.S. Inc., Second Lien Initial Term Loan, 7.50%, 6/10/22	United States	10,392,676	10,360,199
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	14,313,022	14,169,892
Term B-2 Loan, 5.00%, 9/08/17	United States	13,125,736	12,978,071
Term B-3 Loan, 5.00%, 9/08/17	United States	17,634,731	17,428,987
Oxbow Carbon LLC,
Tranche B Term Loan, 4.25%, 7/19/19	United States	23,145,641	23,095,021
Second Lien Initial Term Loan, 8.00%, 1/17/20	United States	16,364,314	15,464,276
Solenis International LP and Solenis Holdings 3 LLC,
First Lien Term Loan, 4.25%, 7/31/21	United States	9,991,285	9,951,739
Second Lien Term Loan, 7.75%, 7/31/22	United States	7,800,000	7,580,625
			124,554,170
Specialty Stores 2.6%
[e]99 Cents Only Stores, Tranche B-2 Loan, 5.75%, 1/11/19	United States	19,655,347	18,813,862
BJ's Wholesale Club Inc., Second Lien 2013 (Nov) Replacement Loans, 8.50%, 3/26/20	United States	35,190,476	35,520,387
[e]Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	49,088,356	46,173,735
			100,507,984
Technology Distributors 0.7%
Dell International LLC,
Term B-2 Loan, 4.00%, 4/29/20	United States	14,965,460	14,978,974
[e] Term Loan C, 3.75%, 10/29/18	United States	13,679,055	13,708,506
			28,687,480
Tires & Rubber 0.6%
The Goodyear Tire & Rubber Co., Second Lien Loans, 3.75%, 4/30/19	United States	22,942,363	23,082,174
Trucking 1.1%
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	18,350,000	18,206,650
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	12,197,250	12,229,646
Tranche B-2 Term Loan, 3.00%, 3/11/18	United States	9,950,900	9,957,119
			40,393,415
Total Senior Floating Rate Interests (Cost $3,663,579,670)			3,549,986,604
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 3.1%
Other Diversified Financial Services 3.1%
[h]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	3,540,000	3,520,282
[d,h]Atrium IX, 9A, C, 144A, FRN, 3.536%, 2/28/24	United States	2,500,000	2,503,700
[d,h]Atrium XI, 11A, C, 144A, FRN, 3.494%, 10/23/25	Cayman Islands	29,700,000	29,791,476
[d,h]Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 3.487%, 10/20/26	United States	5,200,000	5,187,728
[d,h]Carlyle Global Market Strategies CLO Ltd., 2014-4A, C, 144A, FRN, 3.324%, 10/15/26	Cayman Islands	6,500,000	6,512,155
[d,h]Catamaran CLO Ltd.,
2013-1A, C, 144A, FRN, 2.895%, 1/27/25	Cayman Islands	3,500,000	3,408,860
2014-2A, B, 144A, FRN, 3.174%, 10/18/26	United States	13,240,000	13,113,955
[d,h]Cent CLO LP,
2013-17A, D, 144A, FRN, 3.174%, 1/30/25	Cayman Islands	3,850,000	3,859,586
2014-22A, B, 144A, FRN, 3.476%, 11/07/26	Cayman Islands	7,400,000	7,407,141
[d,e,h] Cumberland Park CLO Ltd., 2015-2A, C, 144A, FRN, 3.145%, 7/20/26	Cayman Islands	3,850,000	3,836,741
[d,h]Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 1.739%, 7/15/26	Cayman Islands	6,510,000	6,511,888
B, 144A, FRN, 2.339%, 7/15/26	United States	6,510,000	6,507,201
C, 144A, FRN, 3.289%, 7/15/26	United States	5,630,000	5,633,491
[h]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	3,600,000	3,622,464
[h]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	3,500,000	3,517,325
[d,h]Voya CLO Ltd.,
2013-1A, B, 144A, FRN, 3.189%, 4/15/24	Cayman Islands	3,850,000	3,840,644
2013-2A, B, 144A, FRN, 2.975%, 4/25/25	United States	3,850,000	3,818,199
[d,h]Limerock CLO III LLC, 2014-3A, B, 144A, FRN, 3.487%, 10/20/26	Cayman Islands	6,700,000	6,696,449
[d,h]Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.274%, 10/17/26	United States	1,340,000	1,333,501
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $120,121,466)			120,622,786

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Total Investments before Short Term Investments (Cost $3,842,701,950)			3,728,693,721
		Shares

Short Term Investments (Cost $371,693,244) 9.6%
Money Market Funds 9.6%
[a,i] Institutional Fiduciary Trust Money Market Portfolio	United States	371,693,244	371,693,244
Total Investments (Cost $4,214,395,194) 106.2%			4,100,386,965
Other Assets, less Liabilities (6.2)%			(240,591,601)
Net Assets 100.0%			$3,859,795,364

† Rounds to less than 0.1% of net assets.
* The principal amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b See Note 6 regarding restricted securities.
c Security has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2015, the value of this security was $626,658 representing 0.02% of net assets.
d The coupon rate shown represents the rate at period end.
e A portion or all of the security purchased on a when-issued or delayed delivery basis.
f At July 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
g Defaulted security or security for which income has been deemed uncollectible.
h Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
July 31, 2015, the aggregate value of these securities was $120,622,786 representing 3.13% of net assets.
i Institutional Fiduciary Trust Money Market Portfolio is an affiliated open-end management investment company.

ABBREVIATIONS
Selected Portfolio

CDO	-	Collateralized Debt Obligation
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
FRN	-	Floating Rate Note

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited)

Franklin Low Duration Total Return Fund	Country	Shares		Value
Exchange Traded Funds (Cost $20,176,945) 0.8%
Diversified Financials 0.8%
PowerShares Senior Loan Portfolio ETF	United States	825,000		$19,544,250
		Principal Amount*
Corporate Bonds 39.6%
Automobiles & Components 0.7%
Ford Motor Credit Co. LLC, senior note,
2.375%, 1/16/18	United States	3,000,000		3,024,383
2.597%, 11/04/19	United States	4,000,000		3,985,552
3.157%, 8/04/20	United States	7,300,000		7,327,521
[a] FRN, 0.799%, 9/08/17	United States	4,000,000		3,974,744
				18,312,200
Banks 10.1%
[b]ANZ New Zealand International Ltd. of London, senior note, 144A, 1.40%, 4/27/17	New Zealand	2,500,000		2,502,325
[c]Banca Monte dei Paschi Di Siena SpA, secured note, Reg S, 2.875%, 4/16/21	Italy	6,300,000	EUR	7,683,122
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	4,500,000	EUR	5,332,288
Bank of America Corp., senior note,
2.65%, 4/01/19	United States	5,500,000		5,585,420
[a] FRN, 1.329%, 1/15/19	United States	12,671,000		12,791,362
[c]Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	6,400,000	EUR	7,259,507
Barclays Bank PLC, senior note, 2.50%, 2/20/19	United Kingdom	10,000,000		10,124,120
BB&T Corp., senior note,
2.05%, 6/19/18	United States	1,000,000		1,011,996
[a] FRN, 0.938%, 2/01/19	United States	2,000,000		2,002,400
BNP Paribas SA, senior note,
2.70%, 8/20/18	France	3,500,000		3,588,830
2.375%, 5/21/20	France	2,300,000		2,293,744
CIT Group Inc.,
4.25%, 8/15/17	United States	5,500,000		5,637,500
senior note, 5.00%, 5/15/17	United States	500,000		518,750
senior note, 5.25%, 3/15/18	United States	2,000,000		2,080,000
senior note, 3.875%, 2/19/19	United States	3,100,000		3,123,250
[a]Citigroup Inc., sub. note, FRN, 0.551%, 6/09/16	United States	11,200,000		11,149,499
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	550,000,000	JPY	4,498,024
2.125%, 10/13/17	Ireland	5,000,000	CHF	5,445,140
[b]The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000		8,090,960
First Horizon National Corp., senior note, 5.375%, 12/15/15	United States	2,000,000		2,027,586
[b]HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	3,000,000		3,050,445
Industrial and Commercial Bank of China Ltd./New York, 3.231%, 11/13/19	China	5,400,000		5,509,755
[a,b]ING Bank NV, senior note, 144A, FRN,
1.921%, 9/25/15	Netherlands	3,800,000		3,807,714
0.974%, 10/01/19	Netherlands	5,000,000		4,975,375
Intesa Sanpaolo SpA, senior note,
2.375%, 1/13/17	Italy	1,500,000		1,506,803
3.875%, 1/16/18	Italy	5,900,000		6,090,865
3.875%, 1/15/19	Italy	1,100,000		1,138,858
[a] FRN, 0.141%, 5/18/17	Italy	2,150,000	EUR	2,343,164
JPMorgan Chase & Co., senior note,
2.20%, 10/22/19	United States	11,000,000		10,990,969
[a] FRN, 1.195%, 1/25/18	United States	8,000,000		8,057,632
[a]JPMorgan Chase Bank NA, sub. note, FRN, 0.616%, 6/13/16	United States	1,500,000		1,497,350
National Australia Bank of New York, senior note, 1.875%, 7/23/18	Australia	7,600,000		7,617,442
[b]Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	6,500,000		6,579,625
Nykredit Realkredit AS, secured note, 12H, 2.00%, 4/01/16	Denmark	114,985,000	DKK	17,164,907
PNC Funding Corp., senior note, 2.70%, 9/19/16	United States	1,200,000		1,219,938
Regions Financial Corp., senior note, 2.00%, 5/15/18	United States	4,500,000		4,487,805
[a]Royal Bank of Canada, senior note, FRN, 0.649%, 3/08/16	Canada	3,000,000		3,005,241
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	2,500,000	EUR	3,106,554
[a]Svenska Handelsbanken AB, senior note, FRN, 0.773%, 6/17/19	Sweden	5,300,000		5,307,658
[a,c]UniCredit SpA, senior note, Reg S, FRN, 0.932%, 4/10/17	Italy	3,400,000	EUR	3,754,151

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[a]Union Bank NA, senior note, FRN, 1.031%, 9/26/16	United States	2,400,000		2,407,596
[c]Unione di Banche Italiane SCpA, senior note, Reg S, 2.875%, 2/18/19	Italy	5,800,000	EUR	6,726,321
[a]Wachovia Corp., sub. note, FRN, 0.659%, 10/15/16	United States	14,723,000		14,687,253
[a]Wells Fargo & Co., senior note, FRN, 1.175%, 7/22/20	United States	12,600,000		12,681,635
[b]Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	5,300,000		5,527,555
[a,c]Yorkshire Building Society, secured note, Reg S, FRN, 2.322%, 3/23/16	United Kingdom	4,868,000	GBP	7,674,682
				253,663,116
Capital Goods 0.5%
The Boeing Co., senior note, 0.95%, 5/15/18	United States	1,500,000		1,482,956
USG Corp., senior note, 6.30%, 11/15/16	United States	10,370,000		10,872,945
				12,355,901
Commercial & Professional Services 0.0%†
Republic Services Inc., senior note, 3.80%, 5/15/18	United States	1,035,000		1,089,322
Consumer Durables & Apparel 0.7%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	4,500,000		4,500,000
Centex LLC, senior note, 6.50%, 5/01/16	United States	5,000,000		5,160,000
D.R. Horton Inc.,
senior bond, 5.625%, 1/15/16	United States	2,400,000		2,430,000
senior note, 4.75%, 5/15/17	United States	1,500,000		1,575,540
senior note, 3.75%, 3/01/19	United States	2,000,000		2,037,500
KB Home, senior note, 4.75%, 5/15/19	United States	1,000,000		1,002,500
				16,705,540
Consumer Services 0.3%
Carnival Corp., senior note, 3.95%, 10/15/20	United States	7,400,000		7,782,957
Yum! Brands Inc., senior note, 4.25%, 9/15/15	United States	750,000		752,419
				8,535,376
Diversified Financials 5.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, 4.25%, 7/01/20	Netherlands	1,600,000		1,620,000
American Express Credit Corp., senior note, 1.55%, 9/22/17	United States	4,600,000		4,604,572
[b]Bayer US Finance LLC, senior note, 144A, 2.375%, 10/08/19	Germany	8,700,000		8,771,731
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	8,100,000		8,038,772
[a]Credit Suisse New York, senior note, FRN, 0.772%, 5/26/17	Switzerland	5,400,000		5,386,700
[a]Fifth Third Bank, senior note, FRN, 0.786%, 11/18/16	United States	11,000,000		11,003,685
General Electric Capital Corp., senior note, 3.35%, 10/17/16	United States	2,000,000		2,058,744
General Motors Financial Co. Inc., senior note, 2.625%, 7/10/17	United States	4,000,000		4,043,448
[a]The Goldman Sachs Group Inc., senior note, FRN, 1.454%, 4/23/20	United States	11,000,000		11,106,975
[b]Hutchison Whampoa International 14 Ltd., 144A, 1.625%, 10/31/17	Hong Kong	4,700,000		4,687,098
[b]Hyundai Capital Services Inc., senior note, 144A, 2.625%, 9/29/20	South Korea	6,300,000		6,299,786
International Lease Finance Corp., senior note,
8.625%, 9/15/15	United States	8,325,000		8,387,437
8.75%, 3/15/17	United States	5,000,000		5,465,600
John Deere Capital Corp., senior note,
1.30%, 3/12/18	United States	1,700,000		1,693,481
1.95%, 3/04/19	United States	3,750,000		3,771,727
Morgan Stanley, senior note,
4.50%, 2/23/16	United States	2,000,000	EUR	2,249,714
[a] FRN, 1.435%, 1/27/20	United States	9,900,000		10,004,475
Navient Corp., senior note,
8.45%, 6/15/18	United States	800,000		866,000
5.50%, 1/15/19	United States	2,500,000		2,462,500
[b]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	10,537,100		10,569,797
[a,b]Seven and Seven Ltd., senior note, 144A, FRN, 1.404%, 9/11/19	South Korea	1,800,000		1,796,908
Springleaf Finance Corp., senior note,
I, 5.40%, 12/01/15	United States	7,000,000		7,078,750
J, 6.90%, 12/15/17	United States	8,500,000		9,073,750
[b]Stone Street Trust, senior note, 144A, 5.902%, 12/15/15	United States	2,000,000		2,034,286
				133,075,936
Energy 5.2%
[b]BG Energy Capital PLC, senior note, 144A, 2.875%, 10/15/16	United Kingdom	3,500,000		3,567,252
California Resources Corp., senior note, 5.50%, 9/15/21	United States	3,500,000		2,905,000
Canadian Natural Resources Ltd., senior note, 1.75%, 1/15/18	Canada	5,200,000		5,160,256

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Chesapeake Energy Corp., senior note,
6.50%, 8/15/17	United States	1,000,000		980,000
[a] FRN, 3.539%, 4/15/19	United States	2,500,000		2,112,500
CNOOC Finance 2015 Australia Pty. Ltd., senior note, 2.625%, 5/05/20	China	3,100,000		3,049,873
CNOOC Nexen Finance 2014 ULC, senior note, 1.625%, 4/30/17	China	7,600,000		7,600,593
[b]CNPC General Capital Ltd., senior note, 144A,
1.95%, 4/16/18	China	1,500,000		1,489,943
[a] FRN, 1.175%, 5/14/17	China	7,500,000		7,502,250
[b]CNPC HK Overseas Capital Ltd., senior note, 144A, 3.125%, 4/28/16	China	2,000,000		2,025,504
[b]Enable Midstream Partners LP, senior note, 144A, 2.40%, 5/15/19	United States	7,400,000		7,069,309
Energy Transfer Partners LP, senior note, 4.15%, 10/01/20	United States	8,600,000		8,833,636
[b]Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	3,000,000		2,248,125
EnLink Midstream Partners LP, senior note, 2.70%, 4/01/19	United States	2,700,000		2,677,420
Ensco PLC, senior note, 4.70%, 3/15/21	United States	7,800,000		7,717,359
Enterprise Products Operating LLC, senior note, 2.55%, 10/15/19	United States	11,500,000		11,543,711
Halcon Resources Corp., senior note, 9.75%, 7/15/20	United States	3,000,000		1,635,000
Kinder Morgan Energy Partners LP, senior note,
3.50%, 3/01/16	United States	2,000,000		2,025,168
2.65%, 2/01/19	United States	4,500,000		4,434,741
Kinder Morgan Finance Co. LLC,
senior bond, 5.70%, 1/05/16	United States	11,500,000		11,708,932
[b] senior secured note, 144A, 6.00%, 1/15/18	United States	2,500,000		2,696,618
Kinder Morgan Inc., senior note, 3.05%, 12/01/19	United States	500,000		496,449
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	2,000,000		1,240,000
6.25%, 11/01/19	United States	500,000		305,310
[b]LUKOIL International Finance BV, senior note, 144A, 3.416%, 4/24/18	Russia	2,300,000		2,220,938
Peabody Energy Corp., senior note, 6.00%, 11/15/18	United States	3,500,000		1,268,750
[a]Petrobras Global Finance BV, senior note, FRN, 3.163%, 3/17/20	Brazil	5,100,000		4,628,250
[b]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000		1,299,519
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	2,500,000		2,262,500
[b]Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 2.50%, 4/28/20	China	7,400,000		7,287,409
[a]Statoil ASA, senior note, FRN, 0.736%, 11/08/18	Norway	6,900,000		6,885,993
Williams Partners LP, 4.125%, 11/15/20	United States	3,500,000		3,628,198
				130,506,506
Food & Staples Retailing 0.9%
[c]Casino Guichard Perrachon SA, senior note, Reg S, 3.311%, 1/25/23	France	1,300,000	EUR	1,562,608
CVS Health Corp., senior note, 1.20%, 12/05/16	United States	10,000,000		10,028,460
The Kroger Co., senior note, 1.20%, 10/17/16	United States	5,000,000		4,997,050
Walgreens Boots Alliance Inc., senior note, 1.75%, 11/17/17	United States	5,900,000		5,918,202
[b]Woolworths Ltd., senior note, 144A, 2.55%, 9/22/15	Australia	260,000		260,636
				22,766,956
Food, Beverage & Tobacco 2.3%
Altria Group Inc., senior note, 2.625%, 1/14/20	United States	6,000,000		6,013,476
Anheuser-Busch InBev Worldwide Inc., senior note, 1.375%, 7/15/17	Belgium	1,200,000		1,205,786
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	2,000,000		2,033,794
Coca-Cola Femsa SAB de CV, senior note, 2.375%, 11/26/18	Mexico	5,500,000		5,590,997
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	6,600,000		7,173,375
[b]H.J. Heinz Co., senior note, 144A, 2.00%, 7/02/18	United States	6,400,000		6,420,883
[b]Heineken NV, senior note, 144A, 0.80%, 10/01/15	Netherlands	4,500,000		4,501,103
Ingredion Inc., senior note, 3.20%, 11/01/15	United States	1,500,000		1,508,250
[b]Japan Tobacco Inc., senior note, 144A, 2.10%, 7/23/18	Japan	5,000,000		5,062,350
Kraft Foods Group Inc., senior note, 2.25%, 6/05/17	United States	7,000,000		7,093,604
[a]Mondelez International Inc., senior note, FRN, 0.798%, 2/01/19	United States	500,000		494,960
[c]Pernod Ricard SA, senior note, Reg S, 2.125%, 9/27/24	France	500,000	EUR	564,881
Reynolds American Inc., senior note,
1.05%, 10/30/15	United States	1,000,000		1,000,706
2.30%, 6/12/18	United States	6,200,000		6,259,334
Tyson Foods Inc., senior note, 2.65%, 8/15/19	United States	3,900,000		3,935,478
				58,858,977
Health Care Equipment & Services 1.6%
Aetna Inc., senior note, 1.50%, 11/15/17	United States	1,000,000		996,939
Alere Inc, senior note, 8.625%, 10/01/18	United States	2,000,000		2,065,000
Becton, Dickinson & Co., senior note, 2.675%, 12/15/19	United States	5,900,000		5,949,796

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000		1,631,144
HCA Inc., senior secured note, first lien, 4.25%, 10/15/19	United States	1,100,000		1,133,688
Laboratory Corp. of America Holdings, 2.20%, 8/23/17	United States	1,000,000		1,008,383
Medco Health Solutions Inc., senior note, 2.75%, 9/15/15	United States	1,500,000		1,503,124
[b]Tenet Healthcare Corp., senior note, 144A,
5.00%, 3/01/19	United States	15,600,000		15,814,500
5.50%, 3/01/19	United States	3,000,000		3,063,750
Zimmer Holdings Inc., senior note, 2.70%, 4/01/20	United States	7,500,000		7,483,590
				40,649,914
Household & Personal Products 0.1%
Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000		2,186,947
Insurance 1.2%
[b]Metropolitan Life Global Funding I, secured note, 144A, 1.30%, 4/10/17	United States	10,000,000		10,019,020
[b]New York Life Global Funding, secured note, 144A, 2.10%, 1/02/19	United States	10,000,000		10,072,400
[a]Prudential Financial Inc., senior note, FRN, 1.054%, 8/15/18	United States	10,000,000		10,049,100
				30,140,520
Materials 0.9%
ArcelorMittal, senior note,
4.50%, 3/01/16	Luxembourg	2,000,000		2,032,500
5.25%, 2/25/17	Luxembourg	1,500,000		1,553,438
[c]Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	2,000,000	EUR	2,134,299
Freeport-McMoRan Copper & Gold Inc., senior note, 2.30%, 11/14/17	United States	6,000,000		5,730,000
[b]Incitec Pivot Ltd., senior note, 144A, 4.00%, 12/07/15	Australia	2,000,000		2,019,555
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	1,500,000		1,687,500
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	2,100,000		2,299,500
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	3,000,000		3,052,500
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	90,000		36,900
[b]Xstrata Finance Canada Ltd., secured note, 144A, 2.05%, 10/23/15	Switzerland	3,000,000		3,004,992
				23,551,184
Media 1.0%
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 2.40%, 3/15/17	United States	2,900,000		2,936,665
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	10,500,000		10,762,500
The New York Times Co., senior note, 6.625%, 12/15/16	United States	2,000,000		2,122,500
Time Warner Inc., senior note, 2.10%, 6/01/19	United States	4,500,000		4,491,756
Viacom Inc.,
2.75%, 12/15/19	United States	2,700,000		2,706,809
senior note, 2.20%, 4/01/19	United States	3,200,000		3,170,755
				26,190,985
Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Abbvie Inc., senior note, 1.80%, 5/14/18	United States	8,600,000		8,581,510
Actavis Funding SCS, senior note, 2.35%, 3/12/18	United States	6,200,000		6,223,015
Amgen Inc., senior note,
2.125%, 5/15/17	United States	2,500,000		2,532,848
[a] FRN, 0.884%, 5/22/19	United States	6,200,000		6,196,323
[b]Baxalta Inc., senior note, 144A, 2.00%, 6/22/18	United States	2,200,000		2,200,532
Celgene Corp., senior note,
2.45%, 10/15/15	United States	2,000,000		2,006,182
2.30%, 8/15/18	United States	3,000,000		3,015,495
Life Technologies Corp., senior note, 3.50%, 1/15/16	United States	2,000,000		2,019,010
[b]Valeant Pharmaceuticals International Inc., senior note, 144A, 5.375%, 3/15/20	United States	3,000,000		3,090,000
Zoetis Inc., senior note,
1.15%, 2/01/16	United States	1,800,000		1,802,455
1.875%, 2/01/18	United States	1,200,000		1,194,977
				38,862,347
Real Estate 1.0%
American Tower Corp., senior note, 3.40%, 2/15/19	United States	10,100,000		10,325,472
Boston Properties LP, senior note, 3.70%, 11/15/18	United States	4,900,000		5,153,815
HCP Inc., senior note, 3.75%, 2/01/19	United States	5,500,000		5,734,295
Hospitality Properties Trust, senior note, 5.625%, 3/15/17	United States	3,000,000		3,159,873
				24,373,455
Retailing 0.2%
[b]Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,500,000	EUR	1,296,514

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[b]Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000		1,007,455
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	4,250,000		2,932,500
				5,236,469
Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18	United States	5,200,000		5,249,998
Software & Services 1.2%
[b]Alibaba Group Holding Ltd., senior note, 144A, 2.50%, 11/28/19	China	11,900,000		11,800,278
Fiserv Inc., senior note, 2.70%, 6/01/20	United States	6,000,000		6,006,672
[a]Oracle Corp., senior note, FRN, 0.869%, 1/15/19	United States	12,000,000		12,082,968
				29,889,918
Technology Hardware & Equipment 1.7%
[b]Alcatel-Lucent USA Inc., senior note, 144A, 4.625%, 7/01/17	France	11,000,000		11,357,500
[a]Apple Inc., FRN, 0.529%, 5/03/18	United States	13,000,000		13,023,023
Dell Inc., senior note,
2.30%, 9/10/15	United States	1,500,000		1,502,820
3.10%, 4/01/16	United States	5,000,000		5,018,750
Juniper Networks Inc., senior note, 3.30%, 6/15/20	United States	4,000,000		4,058,888
[a,b]NBCUniversal Enterprise Inc., 144A, FRN, 0.974%, 4/15/18	United States	7,500,000		7,511,820
				42,472,801
Telecommunication Services 1.3%
AT&T Inc., senior note, 2.45%, 6/30/20	United States	7,400,000		7,288,904
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,000,000		3,130,080
[b]Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18	United States	3,500,000		3,928,750
Telefonica Emisiones SAU, senior note, 3.192%, 4/27/18	Spain	2,300,000		2,363,376
[b]Telefonica Movil Chile SA, senior note, 144A, 2.875%, 11/09/15	Chile	2,000,000		2,009,020
Verizon Communications Inc., senior note,
2.625%, 2/21/20	United States	8,824,000		8,833,415
[a] FRN, 2.036%, 9/14/18	United States	4,800,000		4,953,034
				32,506,579
Transportation 0.2%
[b]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	3,700,000		3,756,358
Utilities 1.4%
DPL Inc., senior note, 6.50%, 10/15/16	United States	1,049,000		1,096,205
Duke Energy Corp., senior note, 2.10%, 6/15/18	United States	5,100,000		5,161,980
[b]Engie, senior note, 144A, 1.625%, 10/10/17	France	1,000,000		1,003,765
Georgia Power Co., senior note, 12D, 0.625%, 11/15/15	United States	1,000,000		999,232
[b]Korea Western Power Co. Ltd., senior note, 144A, 3.125%, 5/10/17	South Korea	5,200,000		5,326,256
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 5.125%, 7/15/19	United States	400,000		390,500
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	8,000,000		8,200,000
The Southern Co., senior note, 2.45%, 9/01/18	United States	7,000,000		7,138,418
[b]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%, 5/22/18	China	2,000,000		1,986,790
[b]State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%, 5/07/19	China	2,200,000		2,241,831
[c]Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	1,000,000	EUR	1,406,186
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000		894,660
				35,845,823
Total Corporate Bonds (Cost $1,007,189,484)				996,783,128
[a]Senior Floating Rate Interests 5.0%
Automobiles & Components 0.2%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	970,554		970,554
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%, 7/29/17	United States	2,421,891		2,329,052
The Goodyear Tire & Rubber Co., Second Lien Loans, 3.75%, 4/30/19	United States	527,464		530,678
Henniges Automotive Holdings Inc., Term Loans, 5.50%, 6/12/21	United States	1,266,925		1,270,092
TI Group Automotive Systems LLC, Initial US Term Loan, 4.50%, 6/25/22	United States	218,693		219,855
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	94,106		93,754
				5,413,985
Capital Goods 0.2%
Alfred Fueling Systems Inc. (Wayne Fueling), First Lien Initial Term Loan, 4.75%,
6/18/21	United States	474,606		474,606
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	2,537,220		2,473,790
Sensus USA Inc., First Lien Term Loan, 4.50%, 5/09/17	United States	1,326,472		1,325,643

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
TransDigm Inc.,
Tranche C Term Loan, 3.75%, 2/28/20	United States	123,313	123,235
Tranche D Term Loan, 3.75%, 6/04/21	United States	321,035	320,785
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	50,980	51,171
			4,769,230
Commercial & Professional Services 0.1%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	2,600,401	2,613,728
Consumer Durables & Apparel 0.0%†
[d]Jarden Corp., Term Loan B-1, 5.00%, 9/30/20	United States	370,157	371,893
Consumer Services 0.6%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	1,042,077	1,004,302
[d]Aristocrat Technologies Inc., First Lien Initial Term Loan, 6.00%, 10/20/21	United States	121,336	122,191
Boyd Gaming Corp., Term A Loan, 3.147%, 8/14/18	United States	55,047	55,116
[e]Cannery Casino Resorts LLC, Term Loan, 6.00%, 10/02/18	United States	3,412,899	3,377,347
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	4,425,154	4,263,362
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	2,336,997	2,287,336
Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	1,350,531	1,315,079
TGI Friday's Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	49,977	50,352
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%, 9/02/21	Luxembourg	3,281,889	3,297,957
			15,773,042
Diversified Financials 0.0%†
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	405,077	407,419
Trans Union LLC, 2015 Term B-2 Loans, 3.75%, 4/09/21	United States	274,781	273,475
			680,894
Energy 0.6%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%, 8/16/20	United States	1,775,390	1,688,840
Citgo Petroleum Corp., Term B Loan, 4.50%, 7/29/21	United States	246,067	246,785
[d]Drillships Ocean Ventures Inc. and Drillships Ventures Projects Inc., Term Loan, 5.50%,
7/25/21	Marshall Islands	2,003,042	1,652,927
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	2,807,417	2,588,087
[d]McDermott Finance LLC, Term Loan, 6.50%, 4/16/19	United States	189,347	186,822
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,299,928	1,298,303
OSG International Inc. (OIN), Initial Term Loan, 5.75%, 8/05/19	United States	2,142,458	2,149,153
Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	1,653,016	1,270,756
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	3,833,352	3,561,824
			14,643,497
Health Care Equipment & Services 0.3%
Community Health Systems Inc., 2018 Term F Loans, 3.534%, 12/31/18	United States	935,688	938,905
Connolly LLC, Initial Term Loan, 4.50%, 5/14/21	United States	2,825,777	2,843,438
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	1,046,956	1,053,255
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	1,180,256	507,510
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	719,878	718,745
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	1,258,373	1,261,126
			7,322,979
Household & Personal Products 0.3%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	5,660,089	5,412,460
[d]Spectrum Brands Inc., Initial Term Loans, 5.25%, 6/23/22	United States	900,267	905,331
			6,317,791
Materials 1.0%
[e]Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	2,977,141	2,802,234
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	1,700,188	1,703,730
[d] Term Loan C, 8.00%, 5/01/19	United States	3,334,750	3,341,696
[d]The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	3,195,491	3,080,987
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	3,039,899	3,058,899
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	3,953,723	3,874,648
[d]FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	4,686,044	3,851,830
Ineos U.S. Finance LLC, Dollar Term Loan, 4.25%, 3/31/22	United States	424,483	425,999
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	108,671	107,584
Term B-3 Loan, 5.00%, 9/08/17	United States	106,049	104,812

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	759,526		760,134
OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	1,553,763		1,590,665
Tronox Pigments (Netherlands) BV, New Term Loan, 4.25%, 3/19/20	Netherlands	496,120		475,655
				25,178,873
Media 0.4%
[d]Charter Communications Operating LLC (CCO Safari),
Term Loan H, 4.75%, 7/23/21	United States	348,533		349,132
Term Loan I, 5.00%, 1/30/23	United States	232,730		233,499
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	494,631		457,534
Radio One Inc., Term Loan B, 4.79%, 12/31/18	United States	6,929,333		7,063,589
UPC Financing Partnership (UPC Broadband Holdings BV), Term Loan AH, 3.25%,
6/30/21	Netherlands	1,280,286		1,272,513
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	542,217		541,116
				9,917,383
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
[d]Endo Luxembourg Finance Co. and Endo LLC, Term Loan B, 3.25%, 7/01/22	United States	1,448,883		1,457,372
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.19%, 2/27/21	United States	1,710,817		1,718,301
Valeant Pharmaceuticals International Inc.,
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	United States	1,270,000		1,271,746
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	United States	3,615,161		3,636,317
				8,083,736
Retailing 0.3%
[d]Ascena Retail Group Inc., Tranche B Term Loan, 6.75%, 8/17/22	United States	3,530,372		3,477,416
[d]Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,921,491		2,748,028
The Men's Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	883,658		889,733
				7,115,177
Semiconductors & Semiconductor Equipment 0.0%†
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	614,889		616,426
Software & Services 0.4%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	2,727,446		2,499,704
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	5,237,904		4,976,008
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/29/19	United States	3,074,138		2,826,286
				10,301,998
Technology Hardware & Equipment 0.0%†
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	237,227		238,265
CommScope Inc., Tranche 5 Term Loan, 3.75%, 12/29/22	United States	369,374		371,067
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	279,745		279,997
				889,329
Telecommunication Services 0.1%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	1,381,898		1,370,022
[d]Zayo Group LLC, 2021 Term Loans, 5.00%, 5/06/21	United States	610,728		609,659
				1,979,681
Transportation 0.1%
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	1,237,462		1,252,931
Utilities 0.1%
Calpine Construction Finance Co. LP,
Term B-1 Loan, 3.00%, 5/03/20	United States	1,232,179		1,223,194
Term B-2 Loan, 3.25%, 1/31/22	United States	308,903		306,586
Calpine Corp., Term Loan (B5), 3.50%, 5/27/22	United States	469,864		468,950
				1,998,730
Total Senior Floating Rate Interests (Cost $127,834,070)				125,241,303
Foreign Government and Agency Securities 3.6%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000		11,175,360
Government of Hungary,
7.75%, 8/24/15	Hungary	4,100,000	HUF	14,710
5.50%, 12/22/16	Hungary	750,880,000	HUF	2,852,631
A, 6.75%, 11/24/17	Hungary	3,910,000	HUF	15,594
A, 5.50%, 12/20/18	Hungary	428,710,000	HUF	1,688,351
Government of Malaysia,
3.835%, 8/12/15	Malaysia	9,860,000	MYR	2,582,370

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
4.72%, 9/30/15	Malaysia	21,450,000		MYR	5,631,819
3.197%, 10/15/15	Malaysia	3,055,000		MYR	800,308
senior bond, 4.262%, 9/15/16	Malaysia	2,300,000		MYR	610,165
senior note, 3.172%, 7/15/16	Malaysia	5,550,000		MYR	1,455,135
Government of Mexico,
8.00%, 12/17/15	Mexico	1,006,900	[f]	MXN	6,359,127
6.25%, 6/16/16	Mexico	1,174,500	[f]	MXN	7,457,528
7.25%, 12/15/16	Mexico	894,000	[f]	MXN	5,802,315
[c]Government of New Zealand, senior note, Reg S, 3.00%, 4/15/20	New Zealand	21,900,000		NZD	14,633,090
Government of Poland,
6.25%, 10/24/15	Poland	403,000		PLN	107,971
5.00%, 4/25/16	Poland	14,225,000		PLN	3,862,839
[a] FRN, 1.79%, 1/25/17	Poland	1,338,000		PLN	354,905
[a] FRN, 1.79%, 1/25/21	Poland	1,356,000		PLN	355,599
[b]Government of Serbia, senior note, 144A, 5.25%, 11/21/17	Serbia	1,800,000			1,870,011
Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	2,010,000		SGD	1,467,666
Government of Sri Lanka,
A, 11.00%, 8/01/15	Sri Lanka	13,400,000		LKR	100,208
A, 6.40%, 8/01/16	Sri Lanka	1,500,000		LKR	11,194
A, 8.00%, 11/15/18	Sri Lanka	3,780,000		LKR	28,328
A, 9.00%, 5/01/21	Sri Lanka	4,890,000		LKR	37,006
C, 8.50%, 4/01/18	Sri Lanka	2,890,000		LKR	22,077
D, 8.50%, 6/01/18	Sri Lanka	1,960,000		LKR	14,908
Government of the Philippines,
senior bond, 7.00%, 1/27/16	Philippines	3,500,000		PHP	77,897
senior note, 1.625%, 4/25/16	Philippines	19,230,000		PHP	419,016
Korea Monetary Stabilization Bond, senior note,
2.80%, 8/02/15	South Korea	6,330,230,000		KRW	5,429,388
2.81%, 10/02/15	South Korea	1,860,000,000		KRW	1,598,718
2.07%, 12/02/16	South Korea	3,300,000,000		KRW	2,847,215
[b]Korea National Oil Corp., senior note, 144A, 2.875%, 11/09/15	South Korea	2,000,000			2,011,430
Korea Treasury Bond, senior note,
2.75%, 12/10/15	South Korea	2,527,740,000		KRW	2,177,477
2.75%, 6/10/16	South Korea	4,800,000,000		KRW	4,158,451
3.00%, 12/10/16	South Korea	1,590,000,000		KRW	1,388,765
[g]Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/16	Brazil	789	[h]	BRL	611,567
5/15/17	Brazil	150	[h]	BRL	116,790
8/15/18	Brazil	1,810	[h]	BRL	1,402,641
Total Foreign Government and Agency Securities (Cost $102,057,855)					91,550,570
U.S. Government and Agency Securities 1.5%
U.S. Treasury Note,
4.25%, 8/15/15	United States	34,000,000			34,043,826
[i] Index Linked, 0.125%, 4/15/16	United States	3,231,545			3,219,427
Total U.S. Government and Agency Securities (Cost $37,312,787)					37,263,253
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 30.1%
Banks 9.9%
Banc of America Commercial Mortgage Trust,
2006-1, AJ, 5.46%, 9/10/45	United States	8,350,000			8,485,354
[a] 2006-1, D, FRN, 5.641%, 9/10/45	United States	1,776,000			1,784,873
2006-4, AJ, 5.695%, 7/10/46	United States	7,087,000			7,230,795
2006-4, AM, 5.675%, 7/10/46	United States	6,710,000			6,976,145
Bear Stearns Commercial Mortgage Securities Inc.,
[a] 2006-PW11, AJ, FRN, 5.596%, 3/11/39	United States	5,382,000			5,468,596
[a] 2006-PW12, AJ, FRN, 5.94%, 9/11/38	United States	1,770,000			1,801,184
2006-PW13, AJ, 5.611%, 9/11/41	United States	7,000,000			7,101,262
[a] 2007-PW16, AM, FRN, 5.705%, 6/11/40	United States	2,100,000			2,249,604
Bear Stearns Commercial Mortgage Securities Trust,
[a] 2005-T20, E, FRN, 5.257%, 10/12/42	United States	2,000,000			2,000,875
2006-PW13, A4, 5.54%, 9/11/41	United States	3,226,993			3,327,252
[a] 2007-PW16, A4, FRN, 5.895%, 6/11/40	United States	1,710,000			1,810,885
Capital One Multi-Asset Execution Trust,
2006-A6, A3, 5.05%, 12/17/18	United States	6,100,000			6,242,487

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[a] 2006-A11, A11, FRN, 0.277%, 6/17/19	United States	12,000,000	11,981,520
[a] 2007-A1, A1, FRN, 0.237%, 11/15/19	United States	12,220,000	12,182,540
[a] 2007-A2, A2, FRN, 0.267%, 12/16/19	United States	11,390,000	11,359,891
[a] 2007-A5, A5, FRN, 0.227%, 7/15/20	United States	10,200,000	10,139,029
[a]CD Commercial Mortgage Trust, 2005-CD1, AJ, FRN, 5.337%, 7/15/44	United States	3,258,000	3,271,773
Citibank Credit Card Issuance Trust,
2005-A9, A9, 5.10%, 11/20/17	United States	6,200,000	6,283,939
[a] 2006-A3, A3, FRN, 5.30%, 3/15/18	United States	2,160,000	2,221,215
[a] 2006-A8, A8, FRN, 0.329%, 12/17/18	United States	6,230,000	6,214,814
2012-A1, A1, 0.55%, 10/10/17	United States	4,100,000	4,100,672
[a] 2013-A11, A11, FRN, 0.428%, 2/07/18	United States	9,620,000	9,626,421
[a] 2013-A12, A12, FRN, 0.506%, 11/07/18	United States	6,200,000	6,198,828
[a] 2014-A9, A9, FRN, 0.39%, 5/09/18	United States	2,180,000	2,179,513
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,379,000	1,377,258
[a] 2007-C6, AM, FRN, 5.90%, 6/10/17	United States	7,000,000	7,394,569
[a]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, E, FRN, 5.337%,
7/15/44	United States	3,495,000	3,498,761
[a]Countrywide Asset-Backed Certificates,
2001-BC3, A, FRN, 0.671%, 12/25/31	United States	1,747	1,320
2002-3, 1A1, FRN, 0.931%, 5/25/32	United States	1,795	1,709
2004-1, M1, FRN, 0.941%, 3/25/34	United States	438,836	421,752
2004-7, MV3, FRN, 1.241%, 12/25/34	United States	559,863	558,263
2004-14, M1, FRN, 0.956%, 6/25/35	United States	138,144	138,341
Credit Suisse First Boston Mortgage Securities Corp.,
2004-6, 3A1, 5.00%, 9/25/19	United States	1,595,359	1,659,792
[a] 2004-AR3, 5A1, FRN, 2.529%, 4/25/34	United States	2,281,193	2,326,348
[a] 2005-C5, C, FRN, 5.10%, 8/15/38	United States	6,350,000	6,356,852
[a]Greenwich Capital Commercial Funding Corp., 2006-GG7,
AJ, FRN, 6.014%, 7/10/38	United States	7,310,000	7,396,276
AM, FRN, 6.014%, 7/10/38	United States	660,000	679,943
[a]Impac Secured Assets CMN Owner Trust, 2004-4, M1, FRN, 0.956%, 2/25/35	United States	1,120,000	1,091,412
JP Morgan Chase Commercial Mortgage Securities Trust,
2004-LN2, A2, 5.115%, 7/15/41	United States	90,204	90,349
2006-CB17, AM, 5.464%, 12/12/43	United States	2,350,000	2,415,824
[a,j] 2006-LDP7, AJ, FRN, 6.095%, 4/15/45	United States	7,000,000	6,968,945
[a]LB-UBS Commercial Mortgage Trust,
2006-C1, AJ, FRN, 5.276%, 2/15/41	United States	967,000	977,076
2006-C3, AJ, FRN, 5.72%, 3/15/39	United States	2,500,000	2,545,211
2006-C4, AJ, FRN, 6.048%, 6/15/38	United States	5,860,000	6,018,279
[a]Merrill Lynch Mortgage Investors Trust,
2003-A, 1A, FRN, 0.931%, 3/25/28	United States	697,292	666,111
2005-1, 2A2, FRN, 2.13%, 4/25/35	United States	758,041	738,592
[j] 2006-3, 2A1, FRN, 2.296%, 10/25/36	United States	3,705,912	3,642,750
[a]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.523%, 11/12/37	United States	1,750,000	1,757,730
[a]Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 0.926%, 1/25/35	United States	502,065	488,383
Morgan Stanley Capital I Trust,
[b] 2005-RR6, B, 144A, 5.306%, 5/24/43	United States	3,298,000	3,307,449
[a] 2006-HQ8, A4, FRN, 5.583%, 3/12/44	United States	2,047,167	2,054,700
[a] 2006-HQ8, AJ, FRN, 5.663%, 3/12/44	United States	7,000,000	7,080,692
[a]Wachovia Bank Commercial Mortgage Trust,
[b] 2003-C7, F, 144A, FRN, 6.09%, 10/15/35	United States	786,812	792,556
2006-C23, AJ, FRN, 5.515%, 1/18/45	United States	8,000,000	8,130,460
2006-C23, AM, FRN, 5.466%, 1/15/45	United States	2,730,000	2,760,450
2006-C25, AJ, FRN, 5.898%, 5/15/43	United States	5,700,000	5,797,094
2006-C27, AM, FRN, 5.795%, 7/17/45	United States	2,755,000	2,861,107
2006-C28, AM, FRN, 5.603%, 10/15/48	United States	7,330,000	7,659,846
[a]Wells Fargo Mortgage Backed Securities Trust,
2004-I, 2A1, FRN, 2.699%, 6/25/34	United States	2,391,527	2,409,097
2004-V, 2A1, FRN, 2.734%, 10/25/34	United States	2,055,360	2,082,523
2004-W, A9, FRN, 2.62%, 11/25/34	United States	205,783	209,448
2005-AR, 1A1, FRN, 2.617%, 2/25/35	United States	2,537,614	2,558,382
2005-AR9, 2A2, FRN, 2.638%, 10/25/33	United States	266,982	264,318

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

2005-AR10, 2A3, FRN, 2.668%, 6/25/35	United States	1,112,988	1,104,285
			248,523,720
Diversified Financials 20.0%
[b]ABSC Manufactured Housing Contract Resecuritization Trust, 2004-0K1, A4, 144A,
5.019%, 4/16/30	United States	389,982	391,963
[a]American Express Credit Account Master Trust,
2008-2, A, FRN, 1.447%, 9/15/20	United States	2,900,000	2,970,569
2012-1, A, FRN, 0.457%, 1/15/20	United States	11,890,000	11,899,791
2012-3, A, FRN, 0.337%, 3/15/18	United States	2,480,000	2,480,020
[a]American Home Mortgage Investment Trust,
2004-3, 4A, FRN, 1.858%, 10/25/34	United States	4,527,233	4,465,934
2005-1, 6A, FRN, 2.443%, 6/25/45	United States	2,100,593	2,067,589
[a,j] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-
R4, M1, FRN, 1.016%, 6/25/34	United States	1,444,418	1,416,016
[b]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	1,900,000	1,889,417
[a,b]ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	6,092,273	6,185,302
[b]ARCap Resecuritization Trust, 2004-A1, A, 144A, 4.73%, 4/21/24	United States	655,377	660,829
[a,b]Ares IIIR/IVR CLO Ltd., 2007-3RA,
A2, 144A, FRN, 0.509%, 4/16/21	United States	3,125,921	3,076,594
B, 144A, FRN, 0.659%, 4/16/21	United States	3,700,000	3,579,972
[a,b]ARES XI CLO Ltd., 2007-11A,
A1B, 144A, FRN, 0.546%, 10/11/21	United States	7,151,047	7,043,495
A1C, 144A, FRN, 0.556%, 10/11/21	United States	1,798,099	1,762,317
[a]Argent Securities Inc., 2005-W2, A2C, FRN, 0.551%, 10/25/35	United States	1,124,364	1,070,329
[a,b]Atrium CDO Corp., 10A, A, 144A, FRN, 1.409%, 7/16/25	United States	1,390,000	1,378,574
[a,b]Atrium XI, 11A, C, 144A, FRN, 3.494%, 10/23/25	Cayman Islands	6,750,000	6,770,790
[a,b]Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.512%, 1/18/21	United States	1,970,962	1,943,428
[a]Bank of America Credit Card Trust, 2014-A2, A, FRN, 0.457%, 9/16/19	United States	9,620,000	9,615,411
[a]Bear Stearns Alt-A Trust,
2004-10, 1A3, FRN, 1.191%, 9/25/34	United States	3,015,699	3,029,029
2004-13, A2, FRN, 1.071%, 11/25/34	United States	153,094	147,425
[a,b]Bear Stearns Commercial Mortgage Securities Trust, 2006-PW12, B, 144A, FRN,
5.94%, 9/11/38	United States	1,860,000	1,828,865
[a,b]Carlyle Global Market Strategies CLO Ltd., 2012-4A, A, 144A, FRN, 1.677%, 1/20/25	United States	4,020,000	4,023,698
[a,b]Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.287%, 10/18/26	United States	3,011,300	2,982,632
[a,b]Cent CDO XI Ltd., 2006-11A, B, 144A, FRN, 1.095%, 4/25/19	United States	1,280,000	1,237,696
[a,b]Cent CLO 21 Ltd., 2014-21A, B, 144A, FRN, 3.095%, 7/27/26	Cayman Islands	780,000	776,272
[a,b]Cent CLO LP, 2014-22A, B, 144A, FRN, 3.476%, 11/07/26	Cayman Islands	4,050,000	4,053,908
[b]Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	United States	2,227,000	2,150,302
[a]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.691%,
2/25/35	United States	13,246	11,970
Chase Issuance Trust,
[a] 2007-A2, A2, FRN, 0.237%, 4/15/19	United States	6,468,000	6,448,027
[a] 2007-B1, B1, FRN, 0.437%, 4/15/19	United States	9,400,000	9,360,478
[a] 2007-C1, C1, FRN, 0.647%, 4/15/19	United States	3,800,000	3,778,764
[a] 2012-A6, A, FRN, 0.317%, 8/15/17	United States	10,620,000	10,619,798
2012-A8, A8, 0.54%, 10/16/17	United States	5,910,000	5,910,621
[a] 2012-A9, A9, FRN, 0.337%, 10/16/17	United States	7,620,000	7,620,282
[a] 2013-A3, A3, FRN, 0.467%, 4/15/20	United States	6,147,000	6,139,098
[a] 2014-A3, A3, FRN, 0.387%, 5/15/18	United States	11,780,000	11,774,463
[a] 2014-A5, A5, FRN, 0.557%, 4/15/21	United States	7,310,000	7,311,510
[a,b]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.695%, 7/26/21	United States	6,700,000	6,538,262
[a,b]Colony American Homes, 2014-1A,
A, 144A, FRN, 1.40%, 5/17/31	United States	4,748,997	4,733,919
C, 144A, FRN, 2.10%, 5/17/31	United States	700,000	689,769
[b]Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	9,143,769	9,156,712
[b]ColumbusNova CLO IV Ltd., 2007-2A, B, 144A, 1.539%, 10/15/21	United States	760,000	749,345
[a]Commercial Mortgage Trust,
[j] 2005-GG5, AJ, FRN, 5.50%, 4/10/37	United States	6,677,000	6,713,006
2007-C9, A1A, FRN, 5.989%, 12/10/49	United States	7,743,652	8,275,606
[a,b]Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.239%, 7/15/21	Cayman Islands	995,000	960,384
[b]Countryplace Manufactured Housing Contract Trust,
2005-A3, 144A, 4.80%, 12/15/35	United States	70,146	71,140
2007-1, A3, 144A, 5.593%, 7/15/37	United States	115,545	117,544

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[a]Countrywide Home Loans,
2004-6, 1A1, FRN, 2.607%, 5/25/34	United States	3,128,576	3,122,723
2004-11, 2A1, FRN, 2.244%, 7/25/34	United States	3,624,052	3,599,988
[b]CT CDO III Ltd., 2005-3A, C, 144A, 5.471%, 6/25/35	United States	758,783	760,900
[a,b]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.498%, 10/20/43	United States	2,572,309	2,567,409
[a]Discover Card Execution Note Trust,
2010-A2, A2, FRN, 0.767%, 3/15/18	United States	5,000,000	5,002,172
2012-A4, A4, FRN, 0.557%, 11/15/19	United States	10,500,000	10,519,183
2013-A6, A6, FRN, 0.637%, 4/15/21	United States	5,520,000	5,540,142
2014-A1, A1, FRN, 0.617%, 7/15/21	United States	7,690,000	7,704,511
[a,b]Eaton Vance CDO Ltd., 2014-1A,
B, 144A, FRN, 2.339%, 7/15/26	United States	858,000	857,631
C, 144A, FRN, 3.289%, 7/15/26	United States	739,600	740,059
[b]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	630,000	633,931
[a,b]Fairfield Street Solar, 2004-1A, A1, 144A, FRN, 0.636%, 11/28/39	Cayman Islands	6,024,468	5,847,951
[a]FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN3, M2, FRN, 2.591%, 8/25/24	United States	2,950,000	2,985,059
2014-DN4, M2, FRN, 2.591%, 10/25/24	United States	9,980,000	10,071,666
2014-HQ1, M2, FRN, 2.691%, 8/25/24	United States	7,195,000	7,335,382
2014-HQ3, M3, FRN, 2.841%, 10/25/24	United States	5,650,000	5,783,292
2015-DN1, M2, FRN, 2.591%, 1/25/25	United States	10,535,000	10,705,662
2015-DNA1, M2, FRN, 2.041%, 10/25/27	United States	7,170,000	7,153,724
2015-HQ1, M1, FRN, 1.241%, 3/25/25	United States	4,114,147	4,117,593
[a]First Horizon Alternative Mortgage Securities Trust, 2004-AA5, 2A1, FRN, 2.064%,
12/25/34	United States	3,059,182	2,993,035
[a]FNMA Connecticut Avenue Securities, FRN, 1.141%, 5/25/24	United States	1,384,527	1,376,641
Ford Credit Auto Owner Trust,
2012-A, A4, 1.15%, 6/15/17	United States	1,928,906	1,932,577
2012-D, A3, 0.51%, 4/15/17	United States	1,770,425	1,770,292
[b]G-Force LLC,
[a] 2005-RR2, A3FL, 144A, FRN, 0.491%, 12/25/39	United States	1,041,333	1,027,900
2005-RRA, B, 144A, 5.09%, 8/22/36	United States	3,010,661	3,051,456
[a,b]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.678%, 11/01/17	United States	2,000,000	1,996,680
[j]GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%, 5/10/43	United States	1,615,000	403,992
[a]GSAA Home Equity Trust,
2005-5, M3, FRN, 1.136%, 2/25/35	United States	5,950,000	5,630,515
FRN, 0.561%, 6/25/35	United States	673,565	649,343
[a]GSAMP Trust, 2005-HE3, M2, FRN, 1.196%, 6/25/35	United States	1,661,288	1,610,635
[a]GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 2.787%, 1/25/35	United States	998,920	957,681
[b]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	570,000	572,822
[a,b]Hilton USA Trust, 2013-HLF,
AFL, 144A, FRN, 1.188%, 11/05/30	United States	6,932,747	6,931,471
BFL, 144A, FRN, 1.688%, 11/05/30	United States	1,783,692	1,781,695
[a,b]Invitation Homes Trust,
2014-SFR1, B, 144A, FRN, 1.686%, 6/17/31	United States	1,130,000	1,124,771
2014-SFR2, A, 144A, FRN, 1.288%, 9/17/31	United States	4,510,000	4,492,957
2014-SFR2, B, 144A, FRN, 1.788%, 9/17/31	United States	8,500,000	8,500,127
2015-SFR1, A, 144A, FRN, 1.636%, 3/17/32	United States	2,432,873	2,445,760
2015-SFR2, A, 144A, FRN, 1.536%, 6/17/32	United States	3,430,693	3,440,968
2015-SFR3, A, 144A, FRN, 1.487%, 8/17/32	United States	4,323,627	4,327,362
[a,b]Jefferies & Co., 2009-R2, 4A, 144A, FRN, 2.598%, 5/26/37	United States	2,032,264	2,048,957
[a]JP Morgan Chase Commercial Mortgage Securities Trust,
2005-LDP5, A, FRN, 5.56%, 12/15/44	United States	1,150,000	1,160,333
2005-LPD5, F, FRN, 5.56%, 12/15/44	United States	7,850,000	7,813,580
2006-LDP7, A4, FRN, 6.095%, 4/15/45	United States	801,525	817,000
[a]JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 2.523%, 2/25/34	United States	142,773	142,015
[a,b]Kildare Securities Ltd., 2007-1A, A2, 144A, FRN, 0.402%, 12/10/43	Ireland	415,823	415,563
[a,b]Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 0.989%, 4/15/21	United States	1,040,000	1,014,468
[a,b]LB-UBS Commercial Mortgage Trust,
2001-C3, E, 144A, FRN, 6.95%, 6/15/36	United States	700,000	701,925
2004-C7, H, 144A, FRN, 4.939%, 10/15/36	United States	980,000	992,417
[b]LNR CDO Ltd.,
[a] 2002-1A, DFL, 144A, FRN, 1.587%, 7/24/37	Cayman Islands	5,335,900	5,317,971
2002-1A, DFX, 144A, 6.727%, 7/24/37	United States	1,387,334	1,392,106
[a] 2003-1A, EFL, 144A, FRN, 3.185%, 7/23/36	Cayman Islands	1,767,949	1,770,053

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[a,b]Mach One 2004-1A ULC, H, 144A, FRN, 6.087%, 5/28/40	United States	1,340,329		1,339,216
[a]Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN, 3.441%,
3/25/32	United States	2,610,000		2,664,325
[a]Manufactured Housing Contract Trust Pass Through Certificates, 2001-1, IIM2, FRN,
1.638%, 4/20/32	United States	9,175,518		8,584,661
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 2/25/18	United States	549,412		563,140
2003-6, 2A1, 5.00%, 8/25/18	United States	1,446,818		1,492,979
2003-9, 1A1, 5.50%, 12/25/18	United States	608,004		627,791
2004-4, 5A1, 5.50%, 4/25/19	United States	1,696,110		1,762,242
[a] 2004-11, 2A1, FRN, 5.536%, 11/25/19	United States	1,701,545		1,770,981
[a]MASTR ARM Trust,
2007-1, I2A2, FRN, 0.351%, 1/25/47	United States	686,512		682,826
[j] 2007-3, 12A2, FRN, 0.391%, 5/25/47	United States	594,738		589,562
[a]Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 0.811%, 10/25/28	United States	1,316,181		1,265,714
[a]Merrill Lynch Mortgage Investors Trust,
2003-G, A2, FRN, 1.098%, 1/25/29	United States	1,243,776		1,197,276
2005-A10, A, FRN, 0.401%, 2/25/36	United States	4,839,418		4,462,525
[a]Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.523%, 11/12/37	United States	5,550,000		5,551,865
[a]ML-CFC Commercial Mortgage Trust, 2006-3, A1A, FRN, 5.409%, 7/12/46	United States	2,969,229		3,080,353
[a,b]N-Star Real Estate CDO Ltd., 2006-6A, A1, 144A, FRN, 0.616%, 6/16/41	Cayman Islands	2,072,010		2,029,886
[a]New York Mortgage Trust, 2005-3, M1, FRN, 0.641%, 2/25/36	United States	692,093		641,474
[a,b]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.622%, 12/24/39	United States	471,414		467,337
[a,b]NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 1.812%, 4/27/27	Cayman Islands	8,101,875		8,099,444
[a]Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN, 1.121%, 3/25/36	United States	2,491,488		2,455,856
[a]Park Place Securities Inc. Asset-Backed Pass-Through Certificates,
2004-MCW1, M1, FRN, 1.128%, 10/25/34	United States	224,959		224,645
2004-WHQ2, M2, FRN, 1.136%, 2/25/35	United States	1,933,738		1,932,810
[a,b]Progress Residential Trust,
2014-SFR, B, 144A, FRN, 2.086%, 10/17/31	United States	1,960,000		1,971,946
2014-SFR1, A, 144A, FRN, 1.286%, 10/17/31	United States	2,400,000		2,387,995
2015-SFR1, A, 144A, FRN, 1.586%, 2/17/32	United States	10,820,000		10,843,479
[a]RAAC, 2004-SP1, AII, FRN, 0.891%, 3/25/34	United States	881,199		847,200
[a]Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN, 5.48%, 6/25/34	United States	468,464		485,283
[a,b]Resource Capital Corp. Ltd., 2014-CRE2, A, 144A, FRN, 1.238%, 4/15/32	Cayman Islands	3,236,000		3,232,002
[a,b]Seawall SPC, 2006-1A, C1, 144A, FRN, 1.438%, 4/15/46	United States	426,577		425,596
[a]Sequoia Mortgage Trust, 2003-4,
1A1, FRN, 0.808%, 7/20/33	United States	424,381		401,159
1A2, FRN, 1.116%, 7/20/33	United States	374,459		354,016
[a,b]Silver Bay Realty Trust, 2014-1,
A, 144A, FRN, 1.186%, 9/17/31	United States	1,240,392		1,229,765
B, 144A, FRN, 1.636%, 9/17/31	United States	540,000		535,257
[a]Structured ARM Loan Trust, 2004-12, 3A1, FRN, 2.476%, 9/25/34	United States	4,944,109		4,989,190
[a]Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN, 1.231%, 12/25/34	United States	2,624,575		2,586,951
[a]Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN, 0.888%, 2/19/35	United States	2,628,647		2,482,058
[a]Structured Asset Mortgage Investments Trust,
2003-AR1, A1, FRN, 0.928%, 10/19/33	United States	470,174		445,649
[j] 2003-AR2, A1, FRN, 0.928%, 12/19/33	United States	1,144,914		1,105,054
[a,b,j] SWAY Residential 2014-1 Trust, 2014-1, A, 144A, FRN, 1.486%, 1/17/32	United States	6,245,186		6,250,619
[a,c]Talisman 6 Finance, Reg S, FRN, 0.161%, 10/22/16	Germany	117,863	EUR	127,859
[a]Thornburg Mortgage Securities Trust,
2003-4, A1, FRN, 0.831%, 9/25/43	United States	3,190,739		3,098,456
2004-3, A, FRN, 0.931%, 9/25/44	United States	1,651,276		1,593,258
2005-1, A3, FRN, 2.23%, 4/25/45	United States	562,536		559,143
2007-4, 1A1, FRN, 2.253%, 9/25/37	United States	1,136,618		1,113,781
[a,b]Trade MAPS Ltd., 2013-1A, A, 144A, FRN, 0.889%, 12/10/18	Ireland	8,500,000		8,500,085
[b]Tricon American Homes Trust, 2015-SFR1, A, 144A, 1.436%, 5/17/32	United States	7,870,000		7,861,918
Vanderbilt Acquistion Loan Trust, 2002-1, M1, 7.33%, 5/07/32	United States	307,991		333,284
[a,b]Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.616%, 7/11/21	United States	2,000,000		1,974,340
[a]WaMu Mortgage Pass-Through Certificates,
2005-AR8, 1A1A, FRN, 0.481%, 7/25/45	United States	1,822,558		1,724,621
2005-AR19, A1A1, FRN, 0.461%, 12/25/45	United States	4,785,472		4,535,235
[a]Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, 2004-1, A3, FRN,
0.561%, 4/25/34	United States	1,980,000		1,898,209

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[a,b]West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.387%, 7/18/26	United States	1,360,000	1,345,978
B, 144A, FRN, 3.137%, 7/18/26	United States	3,590,000	3,490,126
			503,749,331
Real Estate 0.2%
[a,b]American Homes 4 Rent, 2014-SFR1,
A, 144A, FRN, 1.25%, 6/17/31	United States	3,128,307	3,108,599
C, 144A, FRN, 2.00%, 6/17/31	United States	492,000	491,145
[a]Novastar Home Equity Loan, 2004-4, M4, FRN, 1.841%, 3/25/35	United States	2,000,000	1,973,896
			5,573,640
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $759,945,938)			757,846,691
Mortgage-Backed Securities 3.0%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.7%
FHLMC, 1.780% - 6.423%, 11/01/17 - 9/01/41	United States	16,303,241	17,286,945
			17,286,945
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.1%
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	227,963	246,670
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	88,662	99,319
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	290,836	319,991
			665,980
[a]Federal National Mortgage Association (FNMA) Adjustable Rate 1.8%
FNMA, 1.194% - 2.341%, 3/01/17 - 10/01/44	United States	21,255,927	22,428,440
FNMA, 2.345% - 6.141%, 8/01/16 - 10/01/43	United States	22,162,095	23,505,666
			45,934,106
Federal National Mortgage Association (FNMA) Fixed Rate 0.4%
FNMA 15 Year, 3.50%, 10/01/25	United States	2,101,912	2,223,311
FNMA 15 Year, 4.00%, 12/01/25	United States	3,315,746	3,545,238
FNMA 15 Year, 4.50%, 5/01/16 - 6/01/25	United States	4,054,665	4,219,254
FNMA 30 Year, 5.00%, 3/01/38	United States	70,040	77,467
			10,065,270
[a]Government National Mortgage Association (GNMA) Adjustable Rate
0.0%†
GNMA, 1.625%, 4/20/26 - 9/20/26	United States	34,054	35,454
Total Mortgage-Backed Securities (Cost $73,108,513)			73,987,755
Municipal Bonds 1.1%
Acalanes UHSD, GO, Contra Costa County, Refunding, 1.427%, 8/01/18	United States	1,000,000	997,540
Arkansas State GO, Four-Lane Highway Construction and Improvement Bonds, 3.25%,
6/15/22	United States	765,000	822,016
Chicago GO, Refunding, Series B, 5.00%,
1/01/17	United States	1,100,000	1,123,309
1/01/18	United States	910,000	937,382
Colorado State ISD, GO, Mitchell and Scurry Counties, School Building, PSF
Guarantee, 5.00%, 8/15/43	United States	350,000	390,614
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.107%,
7/01/18	United States	2,000,000	2,021,780
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District,
Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 3.389%,
1/01/20	United States	5,900,000	5,952,864
Minnesota State GO, Series C, 2.50%, 8/01/18	United States	1,500,000	1,552,740
Rhode Island State and Providence Plantations GO, Consolidated Capital Development
Loan of 2012, Refunding, Series A, 5.00%, 8/01/19	United States	2,500,000	2,857,375
Riverside County RDA Tax Allocation, Housing, Series A-T,
6.00%, 10/01/15	United States	1,075,000	1,078,225
6.25%, 10/01/16	United States	1,140,000	1,161,272
[a]University of California Revenue,
Series Y-1, Monthly FRN, 0.687%, 7/01/41	United States	7,600,000	7,600,000
Series Y-2, Monthly FRN, 0.687%, 7/01/41	United States	390,000	390,000
Total Municipal Bonds (Cost $26,554,769)			26,885,117

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
		Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
[k,l] NewPage Corp., Litigation Trust	United States	500,000		—
	Counterparty	Notional Amount*
Options Purchased 0.0%†
Puts - Over-the-Counter
Credit Default Swaptions 0.0%†
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $104.50,
Expires 10/21/15	DBAB	9,200,000	[m]	122,011
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $105,
Expires 12/16/15	DBAB	9,200,000	[m]	186,258
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $75,
Expires 10/21/15	CITI	18,000,000	[m]	48,276
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $67.50,
Expires 12/16/15	DBAB	37,000,000	[m]	206,978
Buy protection on ITRX.EUR.XOVER.23, Premium Rate 5.00%, Strike Price 362.5
EUR, Expires 9/16/15	FBCO	8,000,000	[m] EUR	27,242
Total Options Purchased (Cost $827,859)				590,765
Total Investments before Short Term Investments (Cost $2,155,008,220)				2,129,692,832

	Country	Principal Amount*

Short Term Investments 14.3%
Corporate Bonds (Cost $11,150,595) 0.4%
HCA Inc., senior bond, 7.19%, 11/15/15	United States	11,000,000		11,170,170
Foreign Government and Agency Securities (Cost $3,611,931) 0.1%
Korea Monetary Stabilization Bond, senior note, 2.79%, 6/02/16	South Korea	4,000,000,000	KRW	3,465,626
U.S. Government and Agency Securities 6.3%
[n]U.S. Treasury Bills,
8/13/15	United States	30,000,000		29,999,790
11/12/15	United States	45,000,000		44,992,755
11/19/15	United States	37,500,000		37,493,250
12/17/15 - 1/14/16	United States	45,000,000		44,981,275
Total U.S. Government and Agency Securities (Cost $157,462,861)				157,467,070
Total Investments before Money Market Funds (Cost $2,327,233,607)				2,301,795,698
		Shares
Money Market Funds (Cost $188,642,269) 7.5%
[k,o]Institutional Fiduciary Trust Money Market Portfolio	United States	188,642,269		188,642,269
Total Investments (Cost $2,515,875,876) 99.0%				2,490,437,967
Options Written (0.0)%†				(239,433)
Other Assets, less Liabilities 1.0%				24,773,358
Net Assets 100.0%				$2,514,971,892
	Counterparty	Notional Amount*
Options Written (0.0)%†
Puts - Over-the-Counter
Credit Default Swaptions (0.0)%†
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $100,
Expires 10/21/15	DBAB	9,200,000	[m]	(37,197)
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $101,
Expires 12/16/15	DBAB	9,200,000	[m]	(74,986)
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $90,
Expires 10/21/15	CITI	18,000,000	[m]	(24,768)
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $90,
Expires 12/16/15	DBAB	37,000,000	[m]	(87,727)
Buy protection on ITRX.EUR.XOVER.23, Premium Rate 5.00%, Strike Price 362.5
EUR, Expires 9/16/15	FBCO	8,000,000	[m] EUR	(14,755)
Total Options Written (Premiums Received $420,733)				$(239,433)

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

† Rounds to less than 0.1% of net assets.
* The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
a The coupon rate shown represents the rate at period end.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
July 31, 2015, the aggregate value of these securities was $437,931,148, representing 17.41% of net assets.
c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2015, the aggregate value of these securities was $53,526,706, representing 2.13% of net assets.
d A portion or all of the security purchased on a delayed delivery basis.
e At July 31, 2015, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
f Principal amount is stated in 100 Mexican Peso Units.
g Redemption price at maturity is adjusted for inflation.
h Principal amount is stated in 1,000 Brazilian Real Units.
i Principal amount of security is adjusted for inflation.
j The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.
k Non-income producing.
l Security has been deemed illiquid because it may not be able to be sold within seven days.
m Amount represents notional amount under the terms of the option.
n The security is traded on a discount basis with no stated coupon rate.
o Institutional Fiduciary Trust Money Market Portfolio is an affiliated open-end management investment company.

At July 31, the Fund had the following financial futures contracts outstanding. See Note 3.
Financial Futures Contracts

			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Canadian 5 Yr. Bond		Long	145	$13,946,785	9/21/15	$48,309	$-
CME Ultra Long Term U.S. Treasury Bond		Short	17	2,712,031	9/21/15	-	(3,231)
U.S. Treasury 2 Yr. Note		Short	209	45,784,063	9/30/15	-	(72,366)
U.S. Treasury 5 Yr. Note		Short	820	98,271,875	9/30/15	-	(281,466)
U.S. Treasury 10 Yr. Note		Short	383	48,808,563	9/21/15	-	(54,836)
U.S. Treasury 30 Yr. Bond		Short	3	467,813	9/21/15	-	(3,477)
Totals						$48,309	$(415,376)
Net unrealized appreciation (depreciation)							$(367,067)
At July 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 3.
Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
British Pound	DBAB	Sell	1,615,576	$2,455,353	8/27/2015	$-	$(66,620)
Euro	DBAB	Buy	2,248,201	2,499,550	8/27/2015	-	(29,159)
Euro	DBAB	Sell	10,606,274	12,134,849	8/27/2015	480,355	-
Euro	JPHQ	Sell	923,800	1,057,534	8/27/2015	42,435	-
British Pound	DBAB	Buy	2,100,000	3,267,180	9/17/2015	10,519	-
Euro	DBAB	Sell	23,580,467	26,585,548	9/17/2015	731,095	(64,632)
Euro	GSCO	Sell	420,000	477,733	9/17/2015	16,079	-
Japanese Yen	DBAB	Buy	467,000,000	3,776,179	9/17/2015	-	(4,882)
Japanese Yen	DBAB	Sell	857,355,500	7,201,649	9/17/2015	278,005	-

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

Japanese Yen	HSBC	Sell	99,540,000	839,752	9/17/2015	35,909	-
Japanese Yen	JPHQ	Sell	292,080,000	2,463,333	9/17/2015	104,617	-
Japanese Yen	MSCO	Sell	211,800,000	1,786,874	9/17/2015	76,466	-
Singapore Dollar	DBAB	Buy	2,799,600	2,060,954	9/17/2015	-	(23,370)
Singapore Dollar	HSBC	Buy	369,000	271,833	9/17/2015	-	(3,270)
Australian Dollar	DBAB	Buy	1,540,000	1,138,830	10/22/2015	-	(18,192)
Australian Dollar	DBAB	Sell	1,540,000	1,220,450	10/22/2015	99,812	-
Euro	BZWS	Sell	54,017	60,650	10/22/2015	1,243	-
Euro	CITI	Sell	39,262	44,042	10/22/2015	862	-
Euro	DBAB	Sell	15,765,373	17,656,463	10/22/2015	317,874	-
Euro	HSBC	Sell	6,000	6,735	10/22/2015	137	-
Euro	JPHQ	Sell	29,904	33,536	10/22/2015	648	-
Japanese Yen	DBAB	Sell	305,837,300	2,554,178	10/22/2015	83,016	-
Philippine Peso	JPHQ	Buy	94,860,000	2,109,406	10/22/2015	-	(45,505)
Swiss Franc	DBAB	Sell	103,755	111,841	10/22/2015	4,178	-
Euro	DBAB	Sell	82,500	110,798	11/3/2015	20,046	-
Australian Dollar	DBAB	Buy	1,270,954	931,426	12/17/2015	-	(9,119)
Australian Dollar	DBAB	Sell	4,681,098	3,590,168	12/17/2015	193,183	-
Euro	DBAB	Sell	18,818,263	21,286,041	12/17/2015	567,460	-
Euro	JPHQ	Sell	2,600,000	2,926,586	12/17/2015	64,031	-
Euro	MSCO	Sell	977,590	1,109,677	12/17/2015	33,367	-
Japanese Yen	DBAB	Sell	1,072,725,000	8,766,564	12/17/2015	87,936	-
Japanese Yen	JPHQ	Sell	227,754,944	1,860,105	12/17/2015	17,507	-
Malaysian Ringgit	DBAB	Buy	227,680	60,305	12/17/2015	-	(1,889)
Malaysian Ringgit	HSBC	Buy	48,000	12,670	12/17/2015	-	(355)
Singapore Dollar	MSCO	Buy	2,682,949	1,990,835	12/17/2015	-	(42,044)
New Zealand Dollar	DBAB	Sell	25,430,101	16,639,843	1/11/2016	61,538	(2,068)
British Pound	DBAB	Sell	3,387,851	5,269,125	1/14/2016	-	(15,052)
Canadian Dollar	DBAB	Sell	3,200,000	2,507,248	1/14/2016	62,335	-
Euro	BZWS	Sell	140,843	153,095	1/14/2016	-	(2,057)
Euro	CITI	Sell	352,000	382,948	1/14/2016	-	(4,813)
Euro	DBAB	Sell	21,494,359	23,388,012	1/14/2016	-	(290,043)
Euro	JPHQ	Sell	66,188	72,007	1/14/2016	-	(905)
Japanese Yen	CITI	Sell	47,882,500	386,662	1/14/2016	-	(981)
Japanese Yen	DBAB	Sell	3,857,426,920	31,129,620	1/14/2016	-	(99,007)
Japanese Yen	JPHQ	Sell	179,653,000	1,450,558	1/14/2016	-	(3,862)
Malaysian Ringgit	DBAB	Buy	462,000	119,627	1/14/2016	-	(1,350)
Malaysian Ringgit	DBAB	Sell	14,462,000	3,727,512	1/14/2016	25,070	-
Mexican Peso	DBAB	Sell	41,200,000	2,498,257	1/14/2016	-	(25,939)
Singapore Dollar	DBAB	Buy	1,082,910	787,800	1/14/2016	-	(1,616)
Singapore Dollar	HSBC	Buy	490,000	356,338	1/14/2016	-	(601)
Singapore Dollar	JPHQ	Buy	304,000	221,043	1/14/2016	-	(341)
South Korean Won	DBAB	Sell	2,324,000,000	2,000,861	1/14/2016	14,974	-
Danish Krone	DBAB	Buy	34,000,000	5,304,543	1/15/2016	-	(277,840)
Euro	DBAB	Sell	1,727,000	2,259,908	2/5/2016	356,548	-
Danish Krone	RBS	Sell	120,185,472	18,424,877	2/17/2016	638,007	-
Euro	DBAB	Sell	2,360,000	3,106,468	3/1/2016	503,884	-
Euro	DBAB	Sell	2,300,000	3,021,510	4/7/2016	482,807	-
Euro	DBAB	Sell	3,300,000	4,453,350	8/5/2016	797,815	-
Japanese Yen	JPHQ	Sell	566,101,041	5,149,880	9/2/2016	536,403	-

Franklin Investors Securities Trust
Statement of Investments, July 31, 2015 (unaudited) (continued)
Euro	DBAB	Buy	2,082,500	2,764,519	11/3/2016	-	(451,228)
Euro	DBAB	Sell	2,082,500	2,795,756	11/3/2016	482,464	-
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$7,228,625	$(1,486,740)
	Net unrealized appreciation (depreciation)					$5,741,885
[a] May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At July 31, 2015, the fund had the following credit default swap contracts outstanding. See Note 3.
Credit Default Swap Contracts

	Periodic				Upfront
	Payment	Counterpartya /	Notional	Expiration	Premiums	Unrealized	Unrealized	Market
Description	Rate	Exchange	Amount[b]	Date	Paid (Received)	Appreciation	Depreciation	Value	Rating[c]
Centrally Cleared Swaps Contracts
Contracts to Sell Protection[d]
Traded Index
CDX.NA.HY.23	5.00%	ICE	11,640,000	12/20/19	$686,935	$221,678	$ -	$908,613	Non
									Investment
									Grade

Totals Centrally Cleared Swaps Contracts					686,935	221,678	-	908,613

OTC Swaps Contracts
Contracts to Buy Protection
Single Name
Alcatel-Lucent USA Inc.	5.00%	BZWS	1,000,000	9/20/17	$(80,599)	$-	$(13,201)	$(93,800)
Alcatel-Lucent USA Inc.	5.00%	GSCO	10,000,000	9/20/17	(641,125)	-	(296,880)	(938,005)
Bank of America Corp.	1.00%	FBCO	2,000,000	9/20/17	2,054	-	(27,695)	(25,641)
Beazer Homes USA Inc.	5.00%	CITI	1,500,000	6/20/19	(71,377)	-	(12,240)	(83,617)
Beazer Homes USA Inc.	5.00%	GSCO	3,000,000	6/20/19	(137,503)	-	(29,731)	(167,234)
Centex Corp.	5.00%	FBCO	1,000,000	6/20/16	(22,281)	-	(22,115)	(44,396)
Centex Corp.	5.00%	JPHQ	4,000,000	6/20/16	(106,680)	-	(70,905)	(177,585)
CIT Group Inc.	5.00%	MSCO	5,000,000	9/20/17	(351,229)	-	(29,892)	(381,121)
Constellation Brands Inc.	5.00%	DBAB	6,600,000	6/20/17	(451,967)	-	(130,960)	(582,927)
D.R. Horton Inc.	5.00%	JPHQ	2,400,000	3/20/16	(59,165)	-	(15,325)	(74,490)
D.R. Horton Inc.	5.00%	CITI	1,500,000	6/20/17	(77,406)	-	(52,044)	(129,450)
Dell Inc.	1.00%	GSCO	1,500,000	9/20/15	(1,163)	714	-	(449)
Dell Inc.	5.00%	GSCO	5,000,000	6/20/16	(184,646)	-	(4,032)	(188,678)
DISH DBS Corp.	5.00%	BZWS	3,500,000	3/20/16	(96,463)	-	(6,144)	(102,607)
DISH DBS Corp.	5.00%	GSCO	5,000,000	3/20/16	(129,864)	-	(16,717)	(146,581)
DISH DBS Corp.	5.00%	JPHQ	2,000,000	3/20/16	(49,708)	-	(8,925)	(58,633)
DPL Inc.	5.00%	JPHQ	1,049,000	12/20/16	(55,548)	-	(5,075)	(60,623)
Embarq Corp.	5.00%	BZWS	3,000,000	6/20/16	(68,977)	-	(59,716)	(128,693)
Government of Korea	1.00%	GSCO	5,000,000	9/20/20	(110,780)	-	(6,506)	(117,286)
HCA Inc.	5.00%	GSCO	11,000,000	12/20/15	(187,630)	-	(17,059)	(204,689)
Hospitality Properties Trust	5.00%	BOFA	3,000,000	3/20/17	(189,806)	-	(35,575)	(225,381)
International Lease Finance	5.00%	DBAB	8,325,000	9/20/15	(50,137)	-	(1,182)	(51,319)
Corp.
International Lease Finance	5.00%	GSCO	5,000,000	3/20/17	(299,664)	-	(28,037)	(327,701)
Corp.
Kinder Morgan Inc.	5.00%	GSCO	11,500,000	3/20/16	(322,489)	-	(22,612)	(345,101)
Lennar Corp.	5.00%	CITI	1,800,000	9/20/19	(168,125)	-	(92,020)	(260,145)
Lennar Corp.	5.00%	CITI	2,700,000	12/20/19	(299,467)	-	(100,117)	(399,584)
The New York Times Co.	5.00%	GSCO	2,000,000	12/20/16	(48,104)	-	(85,961)	(134,065)

Franklin Investors Securities Trust
Statement of Investments, July 31, 2015 (unaudited) (continued)
Owens-Illinois Inc.	5.00%	CITI	1,500,000		6/20/18	(177,768)	83	-	(177,685)
Pactiv LLC	5.00%	BZWS	2,100,000		6/20/17	(94,474)	-	(66,454)	(160,928)
PPL Energy Supply LLC	5.00%	JPHQ	8,000,000		6/20/16	(304,022)	-	(14,579)	(318,601)
Springleaf Finance Corp.	5.00%	GSCO	7,000,000		12/20/15	(46,275)	-	(69,290)	(115,565)
Springleaf Finance Corp.	5.00%	GSCO	8,500,000		12/20/17	(611,059)	-	(34,573)	(645,632)
Tenet Healthcare Corp	5.00%	BZWS	5,600,000		12/20/16	(235,658)	-	(99,704)	(335,362)
Tenet Healthcare Corp.	5.00%	DBAB	3,000,000		3/20/19	(286,002)	-	(23,828)	(309,830)
Tenet Healthcare Corp.	5.00%	GSCO	14,100,000		3/20/19	(1,465,638)	9,434	-	(1,456,204)
Toys R US Inc.	5.00%	CITI	2,000,000		12/20/16	456,448	56,693	-	513,141
Toys R Us Inc.	5.00%	DBAB	2,250,000		12/20/16	562,660	14,624	-	577,284
USG Corp.	5.00%	GSCO	10,370,000		12/20/16	(410,779)	442	(191,778)	(602,115)

Contracts to Sell Protection[d]
Single Name
Anadarko Petroleum Corp.	1.00%	BZWS	4,300,000		9/20/19	83,626	-	(63,886)	19,740	BBB
Bank of America Corp.	1.00%	FBCO	2,000,000		9/20/17	(2,054)	27,695	-	25,641	A-
Beazer Homes USA Inc.	5.00%	CITI	1,800,000		9/20/19	30,350	61,354	-	91,704	CCC
Beazer Homes USA Inc.	5.00%	CITI	2,700,000		12/20/19	67,575	48,231	-	115,806	CCC
Berkshire Hathaway Inc.	1.00%	BOFA	2,700,000		9/20/15	1,883	1,566	-	3,449	AA
Berkshire Hathaway Inc.	1.00%	CITI	6,400,000		3/20/22	73,485	15,311	-	88,796	AA
Electricite de France SA	1.00%	BZWS	5,300,000	EUR	9/20/20	140,857	-	(8,777)	132,080	A+
Engie	1.00%	BZWS	4,300,000	EUR	9/20/20	141,138	-	(12,072)	129,066	A
Government of China	1.00%	GSCO	5,000,000		9/20/20	12,100	-	(13,330)	(1,230)	AA-
Government of Lithuania	1.00%	FBCO	250,000		6/20/16	(1,997)	3,599	-	1,602	BBB
Government of Mexico	1.00%	CITI	2,500,000		6/20/20	(29,254)	-	(4,646)	(33,900)	BBB+
Government of Portugal	1.00%	DBAB	3,700,000		9/20/19	(165,609)	89,206	-	(76,403)	NR
Government of Portugal	1.00%	JPHQ	5,300,000		9/20/19	(208,992)	99,550	-	(109,442)	NR
iHeartCommunications Inc.	5.00%	BZWS	2,400,000		6/20/18	(491,544)	-	(267,828)	(759,372)	CCC-
Orange SA	1.00%	CITI	5,300,000	EUR	9/20/20	114,003	-	(11,732)	102,271	BBB+
PSEG Power LLC	1.00%	JPHQ	7,600,000		3/20/20	(98,081)	108,667	-	10,586	BBB+
Tate & Lyle International	1.00%	CITI	3,000,000	EUR	9/20/19	55,998	-	(19,034)	36,964	BBB
Finance PLC
Tenet Healthcare Corp.	5.00%	BZWS	4,000,000		12/20/18	181,904	233,387	-	415,291	CCC+

Traded Index
LCDX.NA.21	2.50%	FBCO	1,274,000		12/20/18	33,292	4,890	-	38,182	Non
										Investment
										Grade
MCDX.NA.24	1.00%	CITI	5,800,000		6/20/20	10,384	2,389	-	12,773	Investment
										Grade
MCDX.NA.24	1.00%	GSCO	4,350,000		6/20/20	9,491	88	-	9,579	Investment
										Grade

Totals OTC Swaps Contracts						(6,913,861)	777,923	(2,092,177)	(8,228,115)
						$(6,226,926)	$999,601	$(2,092,177)	$(7,319,502)
Totals Credit Default Swaps Contracts
								$(1,092,576)
Net unrealized appreciation (depreciation)

aPosting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end.

Collateral Posted (Received)
Counterparty
BOFA	$270,000
BZWS	1,150,000

Franklin Investors Securities Trust
Statement of Investments, July 31, 2015 (unaudited) (continued)
CITI	(273,735)
DBAB	(3,785,158)
GSCO	5,890,000
MSCO	430,000
Total collateral	$3,681,107

bIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

cBased on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default,

bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

At July 31, 2015, the fund had the following cross-currency swap contracts outstanding. See Note 3.
Cross-Currency Swap Contracts
		Notional		Expiration	Unrealized	Unrealized
Description	Counterparty	Amount		Date	Appreciation	Depreciation
OTC Swap Contracts
Receive Fixed Semi-Annual 4.50%	CITI	2,747,819	USD	1/01/16	$393,551	$-
Pay Fixed Annual 4.00%		16,000,000	DKK
Receive Float Quarterly 3-month BBA USD LIBOR + 2.18%		3,922,448	USD
	CITI			10/13/17	227,204	-
Pay Fixed Annual 2.125%		3,500,000	CHF
Receive Fixed Semi-Annual 2.47%	DBAB	2,953,953	USD	1/04/16	449,093	-
Pay Fixed Annual 2.00%		17,000,000	DKK
Receive Float Quarterly 3-month BBA USD LIBOR + 3.29%	JPHQ	1,562,500	USD	10/13/17	11,547	-
Pay Fixed Annual 2.125%		1,500,000	CHF
					$1,081,395
Totals Cross Currency Swap Contracts						$-
Net unrealized appreciation (depreciation)					$1,081,395

ABBREVIATIONS

Counterparty/Exchange

BOFA	Bank of America, N.A.
BZWS	Barclays Bank PLC
CITI	Citigroup, Inc.
DBAB	Deutsche Bank AG

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

FBCO	Credit Suisse Group AG
GSCO	The Goldman Sachs Group, Inc.
HSBC	HSBC Bank USA, N.A.
ICE	Intercontinental Exchange
JPHQ	JP Morgan Chase & Co.
MSCO	Morgan Stanley
RBS	Royal Bank of Scotland PLC

Currency

BRL	Brazilian Real
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
LKR	Sri Lankan Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SGD	Singapore Dollar
USD	United States Dollar

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.
ARM	Adjustable Rate Mortgage
CD	Certificate of Deposit
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange Traded Fund
FRN	Floating Rate Note
GO	General Obligation
ISD	Independent School District
MFM	Multi-Family Mortgage
PSF	Permanent School Fund
RDA	Redevelopment Agency/Authority
REIT	Real Estate Investment Trust
SFR	Single Family Revenue
UHSD	Unified/Union High School District

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited)

Franklin Real Return Fund	Country	Shares	Value
Common Stocks 7.0%
Energy 4.5%
Anadarko Petroleum Corp.	United States	21,400	$1,591,090
California Resources Corp.	United States	6,600	27,918
Chevron Corp.	United States	18,300	1,619,184
Devon Energy Corp.	United States	13,500	667,170
Exxon Mobil Corp.	United States	26,777	2,121,006
Halliburton Co.	United States	29,000	1,211,910
Marathon Oil Corp.	United States	42,300	888,723
Noble Energy Inc.	United States	11,800	415,714
Occidental Petroleum Corp.	United States	16,500	1,158,300
Peabody Energy Corp.	United States	62,400	74,880
Pioneer Natural Resources Co.	United States	4,100	519,757
Schlumberger Ltd.	United States	24,850	2,058,077
[a]Southwestern Energy Co.	United States	25,200	468,720
[a]Weatherford International PLC	United States	61,500	656,820
			13,479,269
Materials 2.5%
BHP Billiton Ltd., ADR	Australia	19,100	732,867
The Dow Chemical Co.	United States	38,100	1,792,986
Freeport-McMoRan Inc., B	United States	55,046	646,790
Goldcorp Inc.	Canada	104,000	1,381,120
Nucor Corp.	United States	25,400	1,121,156
Potash Corp. of Saskatchewan Inc.	Canada	37,700	1,024,686
Rio Tinto PLC, ADR	United Kingdom	17,300	668,126
[a]South32 Ltd., ADR	Australia	7,640	48,667
			7,416,398
Total Common Stocks (Cost $27,377,595)			20,895,667
Exchange Traded Funds (Cost $9,361,377) 5.8%
Real Estate 5.8%
SPDR Dow Jones REIT ETF	United States	193,000	17,248,410

		Principal Amount*
Corporate Bonds 6.0%
Banks 0.4%
[b]CIT Group Inc., secured note, 144A, 5.50%, 2/15/19	United States	1,200,000	1,272,000
Consumer Services 0.3%
MGM Resorts International, senior note,
8.625%, 2/01/19	United States	500,000	566,250
7.75%, 3/15/22	United States	200,000	222,750
			789,000
Energy 1.7%
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	1,000,000	900,000
6.125%, 2/15/21	United States	200,000	173,500
CONSOL Energy Inc., senior note,
5.875%, 4/15/22	United States	300,000	234,562
[b] 144A, 8.00%, 4/01/23	United States	600,000	499,500
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,000,000	1,125,000
Linn Energy LLC/Finance Corp., senior note, 6.25%, 11/01/19	United States	1,000,000	610,620
[b]Peabody Energy Corp., second lien, 144A, 10.00%, 3/15/22	United States	1,000,000	512,500
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	1,000,000	1,025,000
			5,080,682
Health Care Equipment & Services 0.4%
HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22	United States	1,200,000	1,318,500
Materials 1.3%
ArcelorMittal, senior note, 7.00%, 2/25/22	Luxembourg	1,200,000	1,248,750
[b]FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	500,000	460,313

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	200,000	207,250
8.75%, 12/15/20	Canada	600,000	636,000
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	1,200,000	1,221,000
			3,773,313
Media 0.3%
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,000,000	1,040,000
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
[b]Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	1,000,000	1,087,500
Software & Services 0.2%
[b]First Data Corp., senior secured note, 144A, 7.375%, 6/15/19	United States	466,000	487,250
Telecommunication Services 1.0%
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	300,000	274,500
senior note, 7.875%, 1/15/27	United States	400,000	352,532
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	996,250
[b]Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	1,200,000	1,281,000
			2,904,282
Total Corporate Bonds (Cost $18,263,351)			17,752,527
[c]Senior Floating Rate Interests 3.4%
Automobiles & Components 0.2%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	136,117	136,117
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%, 7/29/17	United States	298,079	286,653
The Goodyear Tire & Rubber Co., Second Lien Loans, 3.75%, 4/30/19	United States	17,753	17,861
TI Group Automotive Systems LLC, Initial US Term Loan, 4.50%, 6/25/22	United States	15,289	15,370
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	13,030	12,981
			468,982
Capital Goods 0.1%
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	330,980	322,705
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	7,059	7,085
			329,790
Consumer Durables & Apparel 0.0%†
[d]Jarden Corp., Term Loan B-1, 5.00%, 9/30/20	United States	26,440	26,564
Consumer Services 0.2%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	148,947	143,548
Boyd Gaming Corp., Term A Loan, 3.147%, 8/14/18	United States	7,622	7,631
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	278,584	272,664
Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	177,777	173,110
TGI Friday's Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	6,953	7,005
			603,958
Diversified Financials 0.0%†
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	55,535	55,856
Trans Union LLC, 2015 Term B-2 Loans, 3.75%, 4/09/21	United States	4,411	4,389
			60,245
Energy 0.6%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%, 8/16/20	United States	212,304	201,954
[d]Drillships Ocean Ventures Inc. and Drillships Ventures Projects Inc., Term Loan, 5.50%,
7/25/21	Marshall Islands	248,415	204,994
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	344,336	317,435
[d]McDermott Finance LLC, Term Loan, 6.50%, 4/16/19	United States	13,771	13,587
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	179,688	179,463
OSG International Inc. (OIN), Initial Term Loan, 5.75%, 8/05/19	United States	288,589	289,491
Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	201,923	155,228
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	533,703	495,900
			1,858,052
Health Care Equipment & Services 0.1%
Community Health Systems Inc., 2018 Term F Loans, 3.534%, 12/31/18	United States	116,961	117,363
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	144,963	145,835

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	182,412		78,437
				341,635
Materials 0.8%
[e]Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	330,395		310,984
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	231,315		231,797
[d] Term Loan C, 8.00%, 5/01/19	United States	433,000		433,902
[d]The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	160,752		154,992
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	247,179		242,236
[d]FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	630,158		517,977
Ineos U.S. Finance LLC, Dollar Term Loan, 4.25%, 3/31/22	United States	58,956		59,167
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	13,584		13,448
Term B-3 Loan, 5.00%, 9/08/17	United States	13,256		13,101
OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	234,761		240,337
Tronox Pigments (Netherlands) BV, New Term Loan, 4.25%, 3/19/20	Netherlands	137,754		132,071
				2,350,012
Media 0.4%
[d]Charter Communications Operating LLC (CCO Safari),
Term Loan H, 4.75%, 7/23/21	United States	24,699		24,742
Term Loan I, 5.00%, 1/30/23	United States	16,493		16,547
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	76,061		70,356
Radio One Inc., Term Loan B, 4.79%, 12/31/18	United States	950,374		968,788
				1,080,433
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
[d]Endo Luxembourg Finance Co. and Endo LLC, Term Loan B, 3.25%, 7/01/22	United States	103,032		103,635
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.19%, 2/27/21	United States	229,670		230,675
Valeant Pharmaceuticals International Inc., Series D-2 Tranche B Term Loan, 3.50%,
2/13/19	United States	160,000		160,220
				494,530
Retailing 0.3%
[d]Ascena Retail Group Inc., Tranche B Term Loan, 6.75%, 8/17/22	United States	249,320		245,580
[d]Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	506,627		476,546
The Men's Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	136,596		137,535
				859,661
Semiconductors & Semiconductor Equipment 0.0%†
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	96,525		96,766
Software & Services 0.4%
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	725,801		689,511
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/29/19	United States	451,624		415,212
				1,104,723
Technology Hardware & Equipment 0.0%†
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	32,847		32,991
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	20,431		20,449
				53,440
Telecommunication Services 0.0%†
[d]Zayo Group LLC, 2021 Term Loans, 5.00%, 5/06/21	United States	45,426		45,346
Transportation 0.0%†
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	87,009		88,097
Utilities 0.1%
Calpine Construction Finance Co. LP,
Term B-1 Loan, 3.00%, 5/03/20	United States	158,503		157,347
Term B-2 Loan, 3.25%, 1/31/22	United States	42,771		42,450
				199,797
Total Senior Floating Rate Interests (Cost $10,377,452)				10,062,031
Foreign Government and Agency Securities 19.7%
Government of Hungary, senior note,
6.375%, 3/29/21	Hungary	620,000		710,480
[f] Reg S, 3.50%, 7/18/16	Hungary	60,000	EUR	67,973
[f] Reg S, 4.375%, 7/04/17	Hungary	150,000	EUR	175,733

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[f] Reg S, 5.75%, 6/11/18	Hungary	435,000		EUR	539,924
[f] Reg S, 3.875%, 2/24/20	Hungary	180,000		EUR	218,625
Government of Ireland, senior bond, 4.40%, 6/18/19	Ireland	1,200,000		EUR	1,537,775
Government of Malaysia,
3.835%, 8/12/15	Malaysia	5,660,000		MYR	1,482,375
3.197%, 10/15/15	Malaysia	10,795,000		MYR	2,827,928
senior bond, 3.814%, 2/15/17	Malaysia	6,100,000		MYR	1,614,096
senior note, 3.172%, 7/15/16	Malaysia	14,200,000		MYR	3,723,047
Government of Mexico,
8.00%, 12/17/15	Mexico	1,218,000	[g]	MXN	7,692,339
6.25%, 6/16/16	Mexico	630,000	[g]	MXN	4,000,207
Government of Poland,
6.25%, 10/24/15	Poland	3,600,000		PLN	964,509
5.00%, 4/25/16	Poland	11,500,000		PLN	3,122,857
[c] FRN, 1.79%, 1/25/17	Poland	15,515,000		PLN	4,115,359
[c] FRN, 1.79%, 1/25/21	Poland	9,388,000		PLN	2,461,918
Korea Monetary Stabilization Bond,
senior bond, 2.80%, 8/02/15	South Korea	275,650,000		KRW	236,423
senior note, 2.81%, 10/02/15	South Korea	175,000,000		KRW	150,417
senior note, 2.07%, 12/02/16	South Korea	680,000,000		KRW	586,699
senior note, 1.96%, 2/02/17	South Korea	5,200,000,000		KRW	4,480,897
Korea Treasury Bond, senior note,
2.75%, 12/10/15	South Korea	1,081,700,000		KRW	931,811
2.75%, 6/10/16	South Korea	3,000,000,000		KRW	2,599,032
3.00%, 12/10/16	South Korea	9,258,500,000		KRW	8,086,720
[h]Mexican Udibonos, Index Linked, 5.00%, 6/16/16	Mexico	483,029	[i]	MXN	3,134,008
[j]Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/16	Brazil	1,343	[k]	BRL	1,040,982
8/15/18	Brazil	1,270	[k]	BRL	984,174
5/15/45	Brazil	1,680	[k]	BRL	1,240,754
Total Foreign Government and Agency Securities (Cost $68,810,753)					58,727,062
U.S. Government and Agency Securities 51.1%
[h]U.S. Treasury Note, Index Linked,
2.00%, 1/15/16	United States	39,532,362			39,739,274
2.375%, 1/15/17	United States	14,148,216			14,694,252
0.125%, 4/15/17	United States	38,732,520			38,929,203
2.625%, 7/15/17	United States	22,944,151			24,327,959
1.625%, 1/15/18	United States	32,913,287			34,450,963
Total U.S. Government and Agency Securities (Cost $153,580,062)					152,141,651
Total Investments before Short Term Investments (Cost $287,770,590)					276,827,348
Short Term Investments (Cost $19,809,618) 6.7%
Repurchase Agreements 6.7%
[l]Joint Repurchase Agreement, 0.109%, 8/03/15 (Maturity Value $19,809,797)	United States	19,809,618			19,809,618
BNP Paribas Securities Corp. (Maturity Value $3,903,322)
Credit Suisse Securities (USA) LLC (Maturity Value $5,855,182)
HSBC Securities (USA) Inc. (Maturity Value $8,197,096)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,854,197)
Collateralized by U.S. Government Agency Securities, 0.000% - 0.215%, 5/08/17 -
2/01/20; and U.S. Treasury Notes, 0.25% - 0.875%, 9/15/15 - 6/15/17 (valued at
$20,218,649)
Total Investments (Cost $307,580,208) 99.7%					296,636,966

Other Assets, less Liabilities 0.3%					937,939
Net Assets 100.0%					$297,574,905

* The principal amount is stated in U.S. dollars unless otherwise indicated.
† Rounds to less than 0.1% of net assets.

Franklin Investors Securities Trust
Statement of Investments, July 31, 2015 (unaudited) (continued)
a Non-income producing.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
July 31, 2015, the aggregate value of these securities was $5,600,063, representing 1.88% of net assets.
c The coupon rate shown represents the rate at period end.
d A portion or all of the security purchased on a when-issued or delayed delivery basis.
e At July 31, 2015, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.
f Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2015, the aggregate value of these securities was $1,002,255, representing 0.34% of net assets.
g Principal amount is stated in 100 Mexican Peso Units.
h Principal amount of security is adjusted for inflation.
i Principal amount is stated in 100 Unidad de Inversion Units.
j Redemption price at maturity is adjusted for inflation.
k Principal amount is stated in 1,000 Brazilian Real Units.
l Investment is through participation in a joint account with other funds managed by the investment manager or an affiliate of the investment manager. At July 31, 2015, all repurchase agreements had been entered into on that date.

At July 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 3.

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Sell	1,121,244	$1,283,936	8/27/15	$51,880	$-
Euro	DBAB	Sell	334,323	359,832	9/17/15	-	(7,648)
Singapore Dollar	DBAB	Buy	4,395,600	3,235,866	9/17/15	-	(36,693)
Chilean Peso	JPHQ	Buy	1,159,473,700	1,861,113	10/22/15	-	(155,144)
Euro	DBAB	Sell	1,465,200	1,641,361	10/22/15	29,950	-
Euro	MSCO	Sell	2,700,000	3,064,811	12/17/15	92,157	-
Chilean Peso	DBAB	Buy	328,810,000	501,617	1/14/16	-	(21,604)
Euro	DBAB	Sell	5,265,431	5,729,315	1/14/16	-	(71,051)
Singapore Dollar	DBAB	Buy	3,787,800	2,755,565	1/14/16	-	(5,652)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$173,987	$(297,792)
Net unrealized appreciation (depreciation)							$(123,805)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

ABBREVIATIONS

Counterparty

DBAB	-	Deutsche Bank AG
JPHQ	-	JP Morgan Chase & Co.
MSCO	-	Morgan Stanley

Currency

BRL	-	Brazilian Real
EUR	-	Euro
KRW	-	South Korean Won
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

PLN	-	Polish Zloty
Selected Portfolio

ADR	-	American Depositary Receipt
ETF	-	Exchange Traded Fund
FRN	-	Floating Rate Note
REIT	-	Real Estate Investment Trust
SPDR	-	S&P Depositary Receipt

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited)

Franklin Total Return Fund	Country	Shares		Value
Common Stocks and Exchange Traded Funds 1.5%
Consumer Services 0.1%
[a,b,c] Turtle Bay Resort	United States	1,550,568		$3,934,565
Diversified Financials 1.4%
[s]Franklin Short Duration U.S. Government ETF	United States	100,000		9,887,330
PowerShares Senior Loan Portfolio ETF	United States	2,640,000		62,541,600
				72,428,930
Total Common Stocks and Exchange Traded Funds (Cost $76,255,863)				76,363,495
Preferred Stocks 0.4%
Banks 0.3%
U.S. Bancorp, 6.00%, pfd., G	United States	640,000		17,216,000
Diversified Financials 0.1%
Citigroup Capital XIII, 8.75%, pfd.	United States	93,000		2,368,710
Total Preferred Stocks (Cost $18,325,000)				19,584,710
		Principal Amount*
Corporate Bonds 37.9%
Automobiles & Components 0.5%
BorgWarner Inc., senior bond, 4.375%, 3/15/45	United States	9,300,000		8,742,335
Ford Motor Co., senior bond, 4.75%, 1/15/43	United States	10,200,000		10,077,355
Ford Motor Credit Co. LLC, senior note, 3.664%, 9/08/24	United States	5,000,000		4,892,415
[d]Hyundai Capital America, senior note, 144A, 4.00%, 6/08/17	South Korea	4,400,000		4,578,860
				28,290,965
Banks 7.5%
[e]Banca Monte dei Paschi Di Siena SpA, secured note, Reg S, 2.875%, 4/16/21	Italy	13,500,000	EUR	16,463,832
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	5,400,000	EUR	6,398,746
Bank of America Corp.,
[f] junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	6,000,000		6,420,000
senior note, 4.75%, 8/01/15	United States	8,000,000		8,000,000
sub. note, 4.00%, 1/22/25	United States	20,400,000		20,076,109
[e]Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	12,500,000	EUR	14,178,724
[e]Barclays Bank PLC, senior sub. note, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000	EUR	10,635,457
Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000		487,813
CIT Group Inc., senior note, 5.00%,
5/15/17	United States	22,500,000		23,343,750
8/15/22	United States	7,000,000		7,131,250
Citigroup Inc.,
senior note, 8.125%, 7/15/39	United States	4,400,000		6,425,109
sub. note, 3.50%, 5/15/23	United States	20,000,000		19,677,880
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	720,000,000	JPY	5,888,323
2.125%, 10/13/17	Ireland	12,250,000	CHF	13,340,593
HSBC Holdings PLC,
[f] junior sub. bond, 6.375% to 3/30/25, FRN thereafter, Perpetual	United Kingdom	8,700,000		8,783,085
sub. note, 6.50%, 9/15/37	United Kingdom	3,000,000		3,623,178
Intesa Sanpaolo SpA, senior note,
2.375%, 1/13/17	Italy	24,500,000		24,611,107
3.875%, 1/16/18	Italy	4,300,000		4,439,105
3.875%, 1/15/19	Italy	10,450,000		10,819,146
JPMorgan Chase & Co.,
[f] junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	6,500,000		6,362,525
[f] junior sub. note, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,400,000		10,452,000
senior note, 3.25%, 9/23/22	United States	11,400,000		11,426,710
[d]Mizuho Financial Group Cayman 3 Ltd., sub. note, 144A, 4.60%, 3/27/24	Japan	8,700,000		9,041,954
[d]Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	7,000,000		7,085,750
Nykredit Realkredit AS, secured note, 12H, 2.00%, 4/01/16	Denmark	185,500,000	DKK	27,691,353
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,100,000		1,187,313
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	4,000,000	EUR	4,970,486
[d]Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000		9,945,050
SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000		5,828,094

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[g]UniCredit SpA, senior note, FRN, 1.978%, 10/31/17	Italy	9,500,000	EUR	10,610,222
[e]Unione di Banche Italiane SCpA, senior note, Reg S, 2.875%, 2/18/19	Italy	12,000,000	EUR	13,916,527
[f,g] Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	15,600,000		15,453,750
Wells Fargo & Co.,
[f] junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	9,900,000		10,172,250
[f] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	5,500,000		5,545,100
sub. bond, 4.65%, 11/04/44	United States	10,000,000		9,793,670
[d]Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	11,750,000		12,254,486
				382,480,447
Capital Goods 0.5%
[h]Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	13,890		12,129
NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43	United States	8,100,000		8,102,641
[d]Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	14,000,000		14,329,280
USG Corp., senior note, 6.30%, 11/15/16	United States	4,000,000		4,194,000
				26,638,050
Consumer Durables & Apparel 0.9%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	18,500,000		18,500,000
Centex LLC, senior note, 6.50%, 5/01/16	United States	19,795,000		20,428,440
D.R. Horton Inc., senior bond, 5.625%, 1/15/16	United States	7,000,000		7,087,500
				46,015,940
Consumer Services 0.1%
Yum! Brands Inc., senior note, 5.30%, 9/15/19	United States	3,000,000		3,314,619
Diversified Financials 2.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, 4.25%, 7/01/20	Netherlands	3,500,000		3,543,750
American Express Centurion Bank, senior note, 5.95%, 6/12/17	United States	800,000		868,670
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000		5,803,692
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	10,000,000		9,592,500
Discover Financial Services, senior note, 3.85%, 11/21/22	United States	3,052,000		3,001,456
General Electric Capital Corp., senior note,
5.625%, 5/01/18	United States	500,000		552,309
A, 8.50%, 4/06/18	United States	135,000,000	MXN	9,125,447
General Motors Financial Co. Inc., senior note, 4.375%, 9/25/21	United States	6,500,000		6,672,894
[f]The Goldman Sachs Group Inc., junior sub. bond, M, 5.375% to 5/10/20, FRN
thereafter, Perpetual	United States	7,700,000		7,661,500
[d]Hutchison Whampoa International 11 Ltd., senior note, 144A, 3.50%, 1/13/17	Hong Kong	9,500,000		9,777,162
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	10,000,000		10,931,200
Morgan Stanley,
senior bond, 4.30%, 1/27/45	United States	10,000,000		9,561,530
senior sub. bond, 4.35%, 9/08/26	United States	12,500,000		12,521,925
Navient Corp., senior note,
8.45%, 6/15/18	United States	2,000,000		2,165,000
5.50%, 1/15/19	United States	5,000,000		4,925,000
[d]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	11,816,000		11,852,665
Springleaf Finance Corp., senior bond, 5.75%, 9/15/16	United States	14,000,000		14,471,800
[d]Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	12,800,000		13,057,024
				136,085,524
Energy 7.2%
Anadarko Petroleum Corp., senior note, 6.45%, 9/15/36	United States	2,260,000		2,552,921
Apache Corp., senior bond, 4.25%, 1/15/44	United States	19,800,000		16,977,490
California Resources Corp., senior bond, 6.00%, 11/15/24	United States	10,000,000		7,975,000
CGG SA, senior note, 6.50%, 6/01/21	France	3,000,000		2,295,000
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,000,000		1,800,000
5.75%, 3/15/23	United States	5,000,000		4,250,000
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000		13,270,040
CNOOC Nexen Finance 2014 ULC, senior note, 4.25%, 4/30/24	China	11,100,000		11,374,614
[d]Enable Midstream Partners LP,
senior bond, 144A, 5.00%, 5/15/44	United States	2,400,000		1,994,035
senior note, 144A, 3.90%, 5/15/24	United States	7,300,000		6,666,601
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	6,000,000		6,750,000
Energy Transfer Partners LP, senior bond,
4.90%, 3/15/35	United States	15,400,000		13,797,722
5.15%, 2/01/43	United States	6,000,000		5,241,648

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[d]Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	6,000,000		4,496,250
EnLink Midstream Partners LP, senior bond, 5.05%, 4/01/45	United States	12,500,000		11,012,588
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	16,600,000		14,420,702
Enterprise Products Operating LLC,
junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	3,500,000		3,753,750
senior bond, 4.45%, 2/15/43	United States	12,000,000		10,694,472
Exxon Mobil Corp., senior note, 2.709%, 3/06/25	United States	21,500,000		20,909,201
[d]Gaz Capital SA, (OJSC Gazprom), loan participation,
senior bond, 144A, 6.212%, 11/22/16	Russia	2,800,000		2,926,000
senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000		9,331,250
Halcon Resources Corp., senior note, 9.75%, 7/15/20	United States	7,000,000		3,815,000
Kinder Morgan Energy Partners LP, senior note,
6.85%, 2/15/20	United States	1,000,000		1,144,334
4.30%, 5/01/24	United States	11,000,000		10,628,992
Kinder Morgan Finance Co. LLC, senior bond, 5.70%, 1/05/16	United States	28,205,000		28,717,428
Kinder Morgan Inc., senior bond,
5.55%, 6/01/45	United States	6,100,000		5,572,936
5.05%, 2/15/46	United States	18,700,000		15,982,329
Linn Energy LLC/Finance Corp., senior note, 6.25%, 11/01/19	United States	6,000,000		3,663,720
[d]LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	19,000,000		17,040,625
MPLX LP, 4.00%, 2/15/25	United States	9,300,000		8,867,941
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	7,900,000		7,859,931
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	8,000,000		2,300,000
[g]Petrobras Global Finance BV, senior note, FRN, 3.163%, 3/17/20	Brazil	14,400,000		13,068,000
[d]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000		7,597,188
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	6,000,000		4,890,000
[d]Sinopec Group Overseas Development 2014 Ltd., senior note, 144A, 4.375%, 4/10/24	China	9,300,000		9,785,832
[d]Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 3.25%, 4/28/25	China	16,400,000		15,813,126
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	9,300,000		9,019,345
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000		608,489
Valero Energy Corp., senior bond., 4.90%, 3/15/45	United States	13,500,000		12,824,028
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,900,000		3,930,359
Williams Partners LP, senior bond, 5.10%, 9/15/45	United States	13,300,000		11,632,779
				367,251,666
Food & Staples Retailing 0.8%
[e]Casino Guichard Perrachon SA, senior note, Reg S, 3.311%, 1/25/23	France	6,800,000	EUR	8,173,643
[d]Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	17,000,000		17,140,250
CVS Health Corp., senior note, 5.75%, 6/01/17	United States	362,000		390,176
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000		15,911,342
				41,615,411
Food, Beverage & Tobacco 2.2%
Altria Group Inc., senior bond, 4.25%, 8/09/42	United States	15,900,000		14,602,337
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	8,000,000		8,135,176
Constellation Brands Inc., senior note,
7.25%, 5/15/17	United States	7,000,000		7,608,125
A, 7.25%, 9/01/16	United States	6,000,000		6,337,500
[d]H.J. Heinz Co., senior note, 144A, 3.50%, 7/15/22	United States	21,400,000		21,649,332
[d]Heineken NV, senior bond, 144A, 2.75%, 4/01/23	Netherlands	10,000,000		9,770,850
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	8,400,000		8,729,381
[e]Pernod Ricard SA, senior note, Reg S, 2.125%, 9/27/24	France	3,300,000	EUR	3,728,212
Reynolds American Inc.,
senior bond, 5.70%, 8/15/35	United States	9,300,000		9,883,640
[d] senior note, 144A, 3.75%, 5/20/23	United States	10,700,000		10,507,635
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,000,000		12,164,064
				113,116,252
Health Care Equipment & Services 1.1%
Becton, Dickinson & Co., senior bond, 4.685%, 12/15/44	United States	13,600,000		13,595,566
Express Scripts Holding Co., senior bond, 3.50%, 6/15/24	United States	14,500,000		14,159,003
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	2,000,000		2,195,000
HCA Inc., senior note,
6.50%, 2/15/16	United States	5,054,000		5,199,303
5.875%, 5/01/23	United States	6,000,000		6,465,000
Medco Health Solutions Inc., senior note, 4.125%, 9/15/20	United States	3,500,000		3,718,988
[d]Tenet Healthcare Corp., senior note, 144A, 5.50%, 3/01/19	United States	4,000,000		4,085,000

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

Zimmer Holdings Inc., senior bond, 4.25%, 8/15/35	United States	6,500,000		6,173,388
				55,591,248
Insurance 1.6%
Aflac Inc., senior bond, 3.625%, 6/15/23	United States	17,500,000		17,824,275
The Allstate Corp., junior sub. note, 5.75% to 8/14/23, FRN thereafter, 8/15/53	United States	4,750,000		4,972,657
[d]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		13,102,380
MetLife Inc., junior sub. note,
6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	4,000,000		4,448,224
[f] 5.25% to 6/15/20, FRN thereafter, Perpetual	United States	7,100,000		7,100,000
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	7,000,000		7,437,500
[d]Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%, 9/15/44	United States	20,400,000		21,214,837
[d]TIAA Asset Management Finance LLC, senior note, 144A, 2.95%, 11/01/19	United States	5,800,000		5,868,550
				81,968,423
Materials 1.7%
[d]Alpek SA de CV, senior note, 144A, 4.50%, 11/20/22	Mexico	10,500,000		10,696,403
ArcelorMittal, senior note, 6.25%, 3/01/21	Luxembourg	8,000,000		8,081,280
[e]Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	12,000,000	EUR	12,805,796
[d]Cemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	1,000,000		1,123,450
[d]Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	5,000,000		4,865,625
[d]FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 6.875%, 4/01/22	Australia	3,600,000		2,097,000
senior secured note, 144A, 9.75%, 3/01/22	Australia	2,800,000		2,577,750
[d]Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	7,000,000		7,214,613
LyondellBasell Industries NV, senior bond, 4.625%, 2/26/55	United States	18,400,000		16,291,010
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000		5,591,645
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	12,000,000		13,140,000
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	451,000		184,910
				84,669,482
Media 1.6%
21st Century Fox America Inc.,
senior bond, 6.90%, 8/15/39	United States	1,800,000		2,288,792
senior bond, 7.90%, 12/01/95	United States	500,000		622,552
senior note, 3.00%, 9/15/22	United States	10,800,000		10,574,312
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior bond, 3.95%, 1/15/25	United States	7,400,000		7,307,663
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	16,000,000		16,400,000
Gannett Co. Inc., senior note, 6.375%, 9/01/15	United States	3,000,000		3,011,250
The New York Times Co., senior note, 6.625%, 12/15/16	United States	11,700,000		12,416,625
Time Warner Inc.,
7.70%, 5/01/32	United States	550,000		727,929
6.10%, 7/15/40	United States	8,600,000		9,853,450
Viacom Inc., senior bond,
4.25%, 9/01/23	United States	1,000,000		1,007,596
4.85%, 12/15/34	United States	16,500,000		15,278,769
				79,488,938
Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Actavis Funding SCS, senior bond, 4.55%, 3/15/35	United States	13,400,000		12,664,327
[d]Baxalta Inc., senior note, 144A, 3.60%, 6/23/22	United States	8,300,000		8,339,002
Gilead Sciences Inc., senior bond, 4.50%, 2/01/45	United States	15,000,000		14,971,815
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000		14,427,217
[d]Valeant Pharmaceuticals International Inc., senior bond, 144A, 6.125%, 4/15/25	United States	3,800,000		3,980,500
Zoetis Inc., senior bond, 4.70%, 2/01/43	United States	20,000,000		19,183,020
				73,565,881
Real Estate 1.4%
American Tower Corp., senior bond,
3.50%, 1/31/23	United States	17,700,000		17,118,130
5.00%, 2/15/24	United States	4,400,000		4,645,458
ERP Operating LP, 5.75%, 6/15/17	United States	2,000,000		2,158,038
HCP Inc., senior bond, 3.875%, 8/15/24	United States	17,000,000		16,839,265
Realty Income Corp., senior bond, 4.125%, 10/15/26	United States	12,500,000		12,768,300

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000		16,559,769
				70,088,960
Retailing 0.9%
Bed Bath & Beyond Inc., senior bond, 5.165%, 8/01/44	United States	18,600,000		18,866,928
[d]Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	3,500,000	EUR	3,025,200
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	10,300,000		10,166,749
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	17,800,000		12,282,000
				44,340,877
Semiconductors & Semiconductor Equipment 0.4%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000		21,842,898
Software & Services 0.3%
[d]Alibaba Group Holding Ltd., senior bond, 144A, 4.50%, 11/28/34	China	10,000,000		9,697,050
[d]First Data Corp., senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	5,000,000		5,306,250
				15,003,300
Technology Hardware & Equipment 1.3%
[d]Alcatel-Lucent USA Inc., senior note, 144A, 4.625%, 7/01/17	France	21,500,000		22,198,750
Dell Inc., senior note,
3.10%, 4/01/16	United States	15,000,000		15,056,250
5.65%, 4/15/18	United States	5,725,000		6,039,875
5.875%, 6/15/19	United States	6,746,000		7,100,165
Juniper Networks Inc., senior bond,
4.50%, 3/15/24	United States	4,500,000		4,553,591
4.35%, 6/15/25	United States	9,300,000		9,318,702
				64,267,333
Telecommunication Services 2.1%
AT&T Inc., senior bond, 4.50%, 5/15/35	United States	16,200,000		15,034,475
Embarq Corp., senior note, 7.082%, 6/01/16	United States	22,500,000		23,475,600
Frontier Communications Corp., senior note,
8.75%, 4/15/22	United States	900,000		897,187
7.125%, 1/15/23	United States	1,800,000		1,633,500
Intelsat Jackson Holdings SA, senior bond, 6.625%, 12/15/22	Luxembourg	6,000,000		5,475,000
Sprint Communications Inc.,
senior bond, 6.00%, 12/01/16	United States	15,000,000		15,337,500
senior note, 6.00%, 11/15/22	United States	7,000,000		6,167,000
Sprint Corp., senior note, 7.625%, 2/15/25	United States	2,000,000		1,850,000
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	9,000,000		9,538,515
Verizon Communications Inc., senior bond,
6.40%, 9/15/33	United States	10,255,000		11,916,474
[d] 144A, 4.522%, 9/15/48	United States	10,700,000		9,573,333
Verizon New York Inc., senior deb., B, 7.375%, 4/01/32	United States	1,000,000		1,203,420
[d]Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	Italy	5,000,000		5,303,125
				107,405,129
Transportation 0.2%
[d]Aviation Capital Group Corp., 144A, 7.125%, 10/15/20	United States	6,000,000		7,013,802
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	131,678		147,914
[d]DP World Ltd., senior bond, 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000		4,081,211
Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%, 1/02/29	United States	208,856		230,907
				11,473,834
Utilities 1.5%
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000		909,966
DPL Inc., senior note, 6.50%, 10/15/16	United States	875,000		914,375
[d,f] EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000		24,645,000
[d]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000		5,545,050
Georgia Power Co., senior note, 4.30%, 3/15/42	United States	9,000,000		8,568,801
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000		2,388,798
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	12,400,000		12,710,000
[d]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 3.125%, 5/22/23	China	10,400,000		10,257,832
[e]Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	7,800,000	EUR	10,968,253
				76,908,075
Total Corporate Bonds (Cost $1,981,385,589)				1,931,423,252

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[g]Senior Floating Rate Interests 2.4%
Automobiles & Components 0.0%†
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 11.00%,
1/29/18	United States	428,336	400,494
The Goodyear Tire & Rubber Co., Second Lien Loans, 3.75%, 4/30/19	United States	672,405	676,503
TI Group Automotive Systems LLC, Initial US Term Loan, 4.50%, 6/25/22	United States	222,016	223,196
			1,300,193
Capital Goods 0.1%
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	3,730,430	3,637,169
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	156,142	155,362
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	626,116	625,724
			4,418,255
Commercial & Professional Services 0.1%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	2,555,122	2,568,217
Consumer Durables & Apparel 0.0%†
[i]Jarden Corp., Term Loan B-1, 5.00%, 9/30/20	United States	376,033	377,796
Consumer Services 0.3%
[i]Aristocrat Technologies Inc., First Lien Initial Term Loan, 6.00%, 10/20/21	United States	123,232	124,100
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	2,563,197	2,469,482
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20	United States	4,552,632	4,567,214
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	3,233,194	3,164,488
Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	430,613	419,309
Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	1,174,365	898,389
[c,j] Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 6/30/16	United States	4,095,391	3,993,006
			15,635,988
Diversified Financials 0.0%†
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	1,648,779	1,658,311
Trans Union LLC, 2015 Term B-2 Loans, 3.75%, 4/09/21	United States	467,486	465,265
			2,123,576
Energy 0.3%
Bowie Resource Holdings LLC,
[i] First Lien Initial Term Loan, 6.75%, 8/16/20	United States	3,152,996	2,999,287
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	263,184	250,683
[i]Drillships Ocean Ventures Inc. and Drillships Ventures Projects Inc., Term Loan, 5.50%,
7/25/21	Marshall Islands	3,986,632	3,289,801
[i]Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	3,755,670	3,462,259
Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	500,000	485,000
[i]McDermott Finance LLC, Term Loan, 6.50%, 4/16/19	United States	192,789	190,219
[i]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	2,355,709	1,810,951
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	512,066	475,795
			12,963,995
Food, Beverage & Tobacco 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	United States	226,800	231,336
CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien Term Loan, 8.75%, 7/03/21	United States	91,000	86,905
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	4,986,882	4,991,869
			5,310,110
Health Care Equipment & Services 0.1%
Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	516,848	515,427
Community Health Systems Inc., 2018 Term F Loans, 3.534%, 12/31/18	United States	2,363,120	2,371,245
Connolly LLC, Initial Term Loan, 4.50%, 5/14/21	United States	1,234,705	1,242,422
[i]Hill-Rom Holdings Inc., Term Loan B, 5.00%, 7/30/22	United States	395,937	398,164
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	1,404,096	1,407,168
			5,934,426
Household & Personal Products 0.2%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	7,608,430	7,275,561
[i]Spectrum Brands Inc., Initial Term Loans, 5.25%, 6/23/22	United States	1,275,378	1,282,552
			8,558,113
Materials 0.4%
[c]Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	972,865	915,709

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[i]Caraustar Industries Inc., Term Loan C, 9.00%, 5/01/19	United States	506,000		507,054
[i]The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	3,532,986		3,406,389
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	1,055,373		1,061,969
[i]FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	6,173,299		5,074,322
Huntsman International LLC, Extended Term B Dollar Loan, 2.742%, 4/19/17	United States	1,767,905		1,767,629
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	154,092		152,551
Term B-3 Loan, 5.00%, 9/08/17	United States	150,374		148,619
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	1,078,527		1,079,390
OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	1,949,357		1,995,654
OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	597,475		566,107
Tronox Pigments (Netherlands) BV, New Term Loan, 4.25%, 3/19/20	Netherlands	1,235,194		1,184,242
				17,859,635
Media 0.2%
AMC Entertainment Inc., Initial Term Loan, 3.50%, 4/30/20	United States	1,608,789		1,613,607
[i]Charter Communications Operating LLC (CCO Safari),
Term Loan H, 4.75%, 7/23/21	United States	354,021		354,630
Term Loan I, 5.00%, 1/30/23	United States	236,395		237,176
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	906,621		838,624
Radio One Inc., Term Loan B, 4.79%, 12/31/18	United States	7,054,117		7,190,791
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	765,483		763,928
				10,998,756
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
[i]Endo Luxembourg Finance Co. and Endo LLC, Term Loan B, 3.25%, 7/01/22	United States	1,468,201		1,476,803
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.19%, 2/27/21	United States	5,875,126		5,900,830
Valeant Pharmaceuticals International Inc., Series D-2 Tranche B Term Loan, 3.50%,
2/13/19	United States	1,800,000		1,802,475
				9,180,108
Retailing 0.1%
[i]Ascena Retail Group Inc., Tranche B Term Loan, 6.75%, 8/17/22	United States	3,580,236		3,526,532
[i]Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,639,917		2,483,172
				6,009,704
Software & Services 0.3%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	6,555,070		6,007,722
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	7,871,081		7,477,527
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	467,548		473,684
				13,958,933
Technology Hardware & Equipment 0.0%†
CommScope Inc., Tranche 5 Term Loan, 3.75%, 12/29/22	United States	522,626		525,021
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	397,615		397,974
				922,995
Telecommunication Services 0.0%†
[i]Zayo Group LLC, 2021 Term Loans, 5.00%, 5/06/21	United States	620,822		619,736
Transportation 0.0%†
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	1,740,181		1,761,934
Utilities 0.0%†
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.00%, 5/03/20	United States	869,820		863,477
Calpine Corp., Term Loan (B5), 3.50%, 5/27/22	United States	662,308		661,020
				1,524,497
Total Senior Floating Rate Interests (Cost $124,491,437)				122,026,967
Foreign Government and Agency Securities 7.9%
The Export-Import Bank of Korea, senior note,
1.25%, 11/20/15	South Korea	5,000,000		5,006,600
2.25%, 1/21/20	South Korea	18,800,000		18,758,640
Government of Hungary,
7.75%, 8/24/15	Hungary	28,900,000	HUF	103,686
5.50%, 12/22/16	Hungary	3,092,050,000	HUF	11,746,855
6.00%, 1/11/19	Hungary	1,820,000	EUR	2,311,641
A, 6.75%, 11/24/17	Hungary	1,457,960,000	HUF	5,814,824
A, 5.50%, 12/20/18	Hungary	205,390,000	HUF	808,869
[e] senior note, Reg S, 3.50%, 7/18/16	Hungary	115,000	EUR	130,281

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[e] senior note, Reg S, 4.375%, 7/04/17	Hungary	215,000		EUR	251,884
[e] senior note, Reg S, 5.75%, 6/11/18	Hungary	695,000		EUR	862,637
[e] senior note, Reg S, 3.875%, 2/24/20	Hungary	285,000		EUR	346,156
[e]Government of Iceland, senior note, Reg S, 2.50%, 7/15/20	Iceland	2,300,000		EUR	2,635,388
Government of Ireland,
4.50%, 4/18/20	Ireland	3,243,000		EUR	4,258,965
5.00%, 10/18/20	Ireland	2,107,000		EUR	2,863,013
senior bond, 5.40%, 3/13/25	Ireland	10,374,640		EUR	15,718,307
[d]Government of Lithuania, 144A, 7.375%, 2/11/20	Lithuania	4,670,000			5,596,621
Government of Malaysia,
3.835%, 8/12/15	Malaysia	48,200,000		MYR	12,623,755
3.197%, 10/15/15	Malaysia	30,200,000		MYR	7,911,388
senior bond, 4.262%, 9/15/16	Malaysia	18,000,000		MYR	4,775,208
senior note, 3.172%, 7/15/16	Malaysia	37,000,000		MYR	9,700,898
Government of Mexico,
8.00%, 12/17/15	Mexico	2,785,540	[k]	MXN	17,592,215
6.25%, 6/16/16	Mexico	4,031,510	[k]	MXN	25,598,212
7.25%, 12/15/16	Mexico	3,414,390	[k]	MXN	22,160,366
[e]Government of New Zealand, senior note, Reg S, 3.00%, 4/15/20	New Zealand	90,600,000		NZD	60,536,894
Government of Poland,
5.00%, 4/25/16	Poland	18,390,000		PLN	4,993,856
[g] FRN, 1.79%, 1/25/17	Poland	859,000		PLN	227,850
[g] FRN, 1.79%, 1/25/21	Poland	871,000		PLN	228,412
Strip, 1/25/16	Poland	54,440,000		PLN	14,328,219
[d]Government of Portugal, 144A, 5.125%, 10/15/24	Portugal	12,100,000			12,829,146
[d]Government of Serbia, senior note, 144A, 4.875%, 2/25/20	Serbia	6,000,000			6,083,280
Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	750,000		SGD	547,636
[d]Government of Spain, senior bond, 144A, 2.75%, 10/31/24	Spain	11,500,000		EUR	13,616,411
Government of Sri Lanka,
A, 11.00%, 8/01/15	Sri Lanka	241,800,000		LKR	1,808,222
A, 6.40%, 8/01/16	Sri Lanka	23,800,000		LKR	177,616
A, 8.00%, 11/15/18	Sri Lanka	86,100,000		LKR	645,254
A, 9.00%, 5/01/21	Sri Lanka	89,150,000		LKR	674,659
B, 6.40%, 10/01/16	Sri Lanka	18,900,000		LKR	140,830
B, 8.50%, 7/15/18	Sri Lanka	18,990,000		LKR	144,322
C, 8.50%, 4/01/18	Sri Lanka	50,980,000		LKR	389,442
D, 8.50%, 6/01/18	Sri Lanka	65,480,000		LKR	498,060
Government of the Philippines,
senior bond, 7.00%, 1/27/16	Philippines	17,100,000		PHP	380,581
senior note, 1.625%, 4/25/16	Philippines	118,200,000		PHP	2,575,546
[c]Government of Ukraine, senior note, 144A, 7.95%, 2/23/21	Ukraine	2,370,000			1,410,150
[l]Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	214,177,045		UYU	6,886,130
[d]Government of Vietnam, 144A,
6.875%, 1/15/16	Vietnam	150,000			153,536
6.75%, 1/29/20	Vietnam	5,120,000			5,708,800
Italy Treasury Bond, 2.50%, 12/01/24	Italy	12,100,000		EUR	14,123,875
Korea Monetary Stabilization Bond, senior note,
2.80%, 8/02/15	South Korea	20,907,710,000		KRW	17,932,378
2.81%, 10/02/15	South Korea	6,242,000,000		KRW	5,365,159
2.07%, 12/02/16	South Korea	3,000,000,000		KRW	2,588,378
Korea Treasury Bond, senior note,
2.75%, 12/10/15	South Korea	2,942,150,000		KRW	2,534,463
2.75%, 6/10/16	South Korea	2,400,000,000		KRW	2,079,225
3.00%, 12/10/16	South Korea	37,100,000,000		KRW	32,404,528
[m]Nota Do Tesouro Nacional, Index Linked, 6.00%, 8/15/18	Brazil	13,695	[n]	BRL	10,612,803
[d]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn.,
5/31/18	Peru	435,718			416,843
Total Foreign Government and Agency Securities (Cost $442,518,317)					400,618,913
U.S. Government and Agency Securities 3.0%
U.S. Treasury Bond,
3.50%, 2/15/39	United States	10,000,000			11,187,500
3.875%, 8/15/40	United States	25,000,000			29,593,750
2.875%, 5/15/43	United States	53,000,000			52,544,518
[l]U.S. Treasury Note, Index Linked,
2.00%, 1/15/16	United States	8,325,755			8,369,332

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

0.125%, 4/15/16	United States	53,859,084	53,657,112
Total U.S. Government and Agency Securities (Cost $149,816,353)			155,352,212
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 17.3%
Banks 6.9%
Banc of America Commercial Mortgage Trust,
2006-4, AJ, 5.695%, 7/10/46	United States	10,562,000	10,776,303
2006-4, AM, 5.675%, 7/10/46	United States	7,350,000	7,641,530
[g] 2007-3, AM, FRN, 5.741%, 6/10/49	United States	17,730,000	18,860,571
Bear Stearns Commercial Mortgage Securities Inc.,
[g] 2006-PW11, AJ, FRN, 5.43%, 3/11/39	United States	19,594,000	19,909,267
[g] 2006-PW12, AJ, FRN, 5.755%, 9/11/38	United States	3,286,000	3,343,893
2006-PW13, AJ, 5.611%, 9/11/41	United States	18,023,000	18,283,721
[g] 2007-PW16, AM, FRN, 5.705%, 6/11/40	United States	11,110,000	11,901,476
[g]Capital One Multi-Asset Execution Trust,
2007-A1, A1, FRN, 0.237%, 11/15/19	United States	4,400,000	4,386,512
2007-A2, A2, FRN, 0.267%, 12/16/19	United States	26,136,000	26,066,909
Citibank Credit Card Issuance Trust,
2012-A1, A1, 0.55%, 10/10/17	United States	7,986,000	7,987,310
[g] 2013-A12, A12, FRN, 0.506%, 11/07/18	United States	7,050,000	7,048,668
[g] 2013-A7, A7, FRN, 0.619%, 9/10/20	United States	11,130,000	11,175,767
[g] 2014-A9, A9, FRN, 0.39%, 5/09/18	United States	5,000,000	4,998,882
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	11,847,000	11,832,037
[g]Countrywide Asset-Backed Certificates, 2004-1, M1, FRN, 0.941%, 3/25/34	United States	2,368,598	2,276,389
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	1,159,028	1,205,839
[d,g]Credit Suisse Mortgage Capital Certificates, 2009-15R, 3A1, 144A, FRN, 5.464%,
3/26/36	United States	5,673,585	5,723,547
[g]FNMA, 2005-122, FN, FRN, 0.541%, 1/25/36	United States	712,597	706,783
Greenwich Capital Commercial Funding Corp.,
[g] 2006-GG7, AJ, FRN, 5.819%, 7/10/38	United States	18,910,000	19,133,185
[g] 2006-GG7, AM, FRN, 5.819%, 7/10/38	United States	4,685,000	4,826,564
2007-GG9, A4, 5.444%, 3/10/39	United States	19,595,972	20,578,848
JP Morgan Chase Commercial Mortgage Securities Trust,
[g,o] 2006-CB14, B, FRN, 5.564%, 12/12/44	United States	4,000,000	1,518,600
[g,o] 2006-CB16, B, FRN, 5.672%, 5/12/45	United States	6,745,000	4,480,366
2006-CB17, AM, 5.464%, 12/12/43	United States	16,790,000	17,260,288
[g,o] 2006-LDP7, AJ, FRN, 5.905%, 4/15/45	United States	18,983,000	18,898,782
[g]LB-UBS Commercial Mortgage Trust, 2006-C4, AJ, FRN, 5.852%, 6/15/38	United States	11,540,000	11,851,695
[g]Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 0.931%, 3/25/28	United States	2,028,868	1,938,141
[g]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.326%, 11/12/37	United States	8,000,000	8,035,336
[g]Morgan Stanley ABS Capital I Inc. Trust,
2003-HE1, M1, FRN, 1.391%, 5/25/33	United States	3,769,862	3,564,601
2005-WMC, M2, FRN, 0.926%, 1/25/35	United States	3,012,392	2,930,300
Morgan Stanley Capital I Trust,
[d] 2005-RR6, AJ, 144A, 5.233%, 5/24/43	United States	2,207,495	2,206,623
[g] 2006-HQ8, AJ, FRN, 5.413%, 3/12/44	United States	14,956,000	15,128,405
[g] 2007-IQ16, AM, FRN, 6.073%, 12/12/49	United States	21,470,000	23,515,447
[g]Wachovia Bank Commercial Mortgage Trust,
2006-C23, AJ, FRN, 5.515%, 1/18/45	United States	7,675,000	7,800,160
FRN, 5.714%, 5/15/16	United States	6,683,000	6,761,692
Wells Fargo Mortgage Backed Securities Trust,
[g] 2004-I, 2A1, FRN, 2.699%, 6/25/34	United States	1,425,588	1,436,062
[g] 2004-W, A9, FRN, 2.62%, 11/25/34	United States	2,165,559	2,204,125
2007-3, 3A1, 5.50%, 4/25/37	United States	413,392	427,234
[h]Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	17,828	17,828
			348,639,686
Diversified Financials 10.2%
[g]American Express Credit Account Master Trust,
2008-2, A, FRN, 1.447%, 9/15/20	United States	15,550,000	15,928,394
2012-1, A, FRN, 0.457%, 1/15/20	United States	8,160,000	8,166,720
2012-3, A, FRN, 0.337%, 3/15/18	United States	5,630,000	5,630,045
[g]American Express Credit Account Secured Note Trust, 2012-4, A, FRN, 0.427%,
5/15/20	United States	11,193,000	11,188,573
[g]American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 1.858%, 10/25/34	United States	2,662,444	2,626,395

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
[g,o]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-
R4, M1, FRN, 1.016%, 6/25/34	United States	7,778,235	7,625,288
[d]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	8,740,000	8,691,318
[d,g]Apidos CDO V, 2007-5A, B, 144A, FRN, 0.989%, 4/15/21	Cayman Islands	3,000,000	2,923,680
[d,g]ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	12,628,093	12,820,923
[d,g]ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.282%, 11/25/20	United States	1,090,000	1,076,201
[d,g]Ares IIIR/IVR CLO Ltd., 2007-3RA,
A2, 144A, FRN, 0.509%, 4/16/21	United States	7,033,322	6,922,336
B, 144A, FRN, 0.659%, 4/16/21	United States	9,780,000	9,462,737
[d,g]ARES XI CLO Ltd., 2007-11A,
A1B, 144A, FRN, 0.546%, 10/11/21	United States	16,078,427	15,836,607
A1C, 144A, FRN, 0.556%, 10/11/21	United States	3,782,209	3,706,943
[g]Argent Securities Inc., 2005-W2, A2C, FRN, 0.551%, 10/25/35	United States	6,059,886	5,768,654
[d,g]Atrium CDO Corp., 10A,
A, 144A, FRN, 1.409%, 7/16/25	United States	3,140,000	3,114,189
C, 144A, FRN, 2.889%, 7/16/25	United States	4,650,000	4,591,364
[d,g]Atrium IX, 9A, C, 144A, FRN, 3.536%, 2/28/24	United States	3,500,000	3,505,180
[d,g]Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.512%, 1/18/21	United States	4,142,670	4,084,797
[d,g]Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 3.487%, 10/20/26	United States	10,000,000	9,976,400
[g]Bear Stearns Alt-A Trust, 2004-13, A2, FRN, 1.071%, 11/25/34	United States	1,407,038	1,354,941
[d,g]Bridgeport CLO Ltd., 2006-1A, B, 144A, FRN, 0.942%, 7/21/20	United States	2,000,000	1,935,160
[d,g]Carlyle Global Market Strategies CLO Ltd., 2012-4A, A, 144A, FRN, 1.677%, 1/20/25	United States	9,040,000	9,048,317
[d,g]Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.174%, 10/18/26	United States	6,401,000	6,340,063
[d,g]Cent CDO Ltd., 2007-15A,
A2B, 144A, FRN, 0.626%, 3/11/21	United States	5,686,824	5,412,207
B, 144A, FRN, 1.006%, 3/11/21	United States	6,000,000	5,669,640
[d,g]Cent CDO XI Ltd., 2006-11A, B, 144A, FRN, 1.095%, 4/25/19	United States	2,680,000	2,591,426
[d,g]Cent CLO 20 Ltd., 2013-20A, C, 144A, FRN, 3.295%, 1/25/26	United States	3,500,000	3,454,920
[d,g]Cent CLO 21 Ltd., 2014-21A, B, 144A, FRN, 3.095%, 7/27/26	Cayman Islands	1,760,000	1,751,587
[d,g]Cent CLO LP,
2013-17A, D, 144A, FRN, 3.174%, 1/30/25	Cayman Islands	3,500,000	3,508,715
2013-20A, A, 144A, FRN, 1.775%, 1/25/26	United States	3,000,000	3,003,690
[g]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.691%,
2/25/35	United States	675,545	610,463
Chase Issuance Trust,
[g] 2012-A6, A, FRN, 0.317%, 8/15/17	United States	2,210,000	2,209,958
2012-A8, A8, 0.54%, 10/16/17	United States	11,460,000	11,461,203
[g] 2012-A9, A9, FRN, 0.337%, 10/16/17	United States	2,210,000	2,210,082
[g] 2013-A6, A6, FRN, 0.607%, 7/15/20	United States	17,443,000	17,496,794
[g] 2014-A3, A3, FRN, 0.387%, 5/15/18	United States	22,980,000	22,969,199
[d,g]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.695%, 7/26/21	United States	16,495,000	16,096,811
[d]Colony American Homes,
[g] 2014-1A, A, 144A, FRN, 1.40%, 5/17/31	United States	9,946,565	9,914,984
2014-2A, C, 144A, 2.087%, 7/17/31	United States	10,105,000	10,098,998
[d]Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	19,087,619	19,114,637
[d]ColumbusNova CLO IV Ltd., 2007-2A, B, 144A, 1.539%, 10/15/21	United States	1,590,000	1,567,708
[d,g]ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.289%, 10/15/21	United States	690,000	677,580
[d,g]Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.239%, 7/15/21	Cayman Islands	8,986,000	8,673,377
[d]Countryplace Manufactured Housing Contract Trust, 2005-A3, 144A, 4.80%, 12/15/35	United States	380,228	385,616
[d,g]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.498%, 10/20/43	United States	6,104,524	6,092,894
[d,g]Eaton Vance CDO Ltd., 2014-1A,
B, 144A, FRN, 2.339%, 7/15/26	United States	1,813,400	1,812,620
C, 144A, FRN, 3.289%, 7/15/26	United States	1,558,600	1,559,566
[d]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	2,920,000	2,938,221
[g]FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M3, FRN, 4.691%, 2/25/24	United States	9,075,000	9,244,703
2014-DNA, M3, FRN, 4.741%, 10/25/24	United States	9,500,000	9,617,724
2015-DN1, M3, FRN, 4.341%, 1/25/25	United States	9,310,000	9,396,201
2015-DNA1, M3, FRN, 3.491%, 10/25/27	United States	3,920,000	3,786,234
2015-HQ1, M3, FRN, 3.991%, 3/25/25	United States	2,000,000	1,966,634
[d]G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	9,275,000	9,050,035
[d,g]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.678%, 11/01/17	United States	4,700,000	4,692,198
[o]GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%, 5/10/43	United States	10,285,000	2,572,793
[d,g]Goldman Sachs Asset Management CLO PLC, 2007-1A, C, 144A, FRN, 1.378%,
8/01/22	Ireland	1,560,000	1,537,208

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Green Tree Financial Corp., 1996-9, M1, 7.63%, 8/15/27	United States	3,521,790		3,861,430
Greenpoint Manufactured Housing, 1999-3, 1A7, 7.27%, 6/15/29	United States	14,618,303		14,769,413
[g]GSAA Home Equity Trust, 2005-5, M3, FRN, 1.136%, 2/25/35	United States	3,550,000		3,359,383
[d]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	2,620,000		2,632,969
[g]Home Equity Mortgage Trust, 2004-4, M3, FRN, 1.166%, 12/25/34	United States	3,775,334		3,495,219
[d,g]Invitation Homes Trust,
2014-SFR3, C, 144A, FRN, 2.686%, 12/17/31	United States	1,250,000		1,265,983
2015-SFR1, B, 144A, FRN, 2.036%, 3/17/32	United States	7,400,000		7,438,865
2015-SFR2, C, 144A, FRN, 2.186%, 6/17/32	United States	2,340,000		2,341,942
2015-SFR3, C, 144A, FRN, 2.186%, 8/17/32	United States	10,402,000		10,390,204
[d,g]Katonah Ltd., 2007-IA, A2L, 144A, FRN, 1.794%, 4/23/22	United States	5,416,684		5,410,347
[d,g]Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 0.989%, 4/15/21	United States	2,190,000		2,136,236
[d,g]LCM XI LP, 11A, B, 144A, FRN, 2.437%, 4/19/22	Cayman Islands	10,000,000		10,016,300
[g,o]Merrill Lynch Mortgage Investors Trust, 2004-A1, M1, FRN, 2.518%, 2/25/34	United States	1,751,428		1,487,917
[d,g]Mountain View CLO II Ltd., 2006-2A, C, 144A, FRN, 0.986%, 1/12/21	United States	4,000,000		3,835,760
[d,g]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.622%, 12/24/39	United States	844,268		836,965
[d,g]NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 1.812%, 4/27/27	Cayman Islands	18,215,625		18,210,160
[d,g]Progress Residential Trust, 2015-SFR1, A, 144A, FRN, 1.586%, 2/17/32	United States	11,130,000		11,154,152
[d,g]Race Point CLO Ltd., 2007-4A, B, 144A, FRN, 0.678%, 8/01/21	Cayman Islands	4,000,000		4,000,800
Residential Asset Securities Corp.,
2001-KS2, AI5, 7.514%, 6/25/31	United States	8,282		8,651
2004-KS1, AI4, 4.213%, 4/25/32	United States	74,403		74,367
[d]Silverado CLO 2006-II Ltd., 2006-2A, B, 144A, 0.979%, 10/16/20	Cayman Islands	9,000,000		8,655,300
[g]Structured Asset Securities Corp., 2002-1A, 2A1, FRN, 1.743%, 2/25/32	United States	23,142		21,023
[e,g]Talisman 6 Finance, Reg S, FRN, 0.161%, 10/22/16	Germany	447,508	EUR	485,460
[d]Tricon American Homes Trust, 2015-SFR1, C, 144A, 2.086%, 5/17/32	United States	8,170,000		8,156,805
[d,g]Trimaran CLO VII Ltd., 2007-1A, A2L, 144A, FRN, 0.656%, 6/15/21	Cayman Islands	2,000,000		1,934,600
[d,g]Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.616%, 7/11/21	United States	1,300,000		1,283,321
[d,g]Voya CLO II Ltd., 2006-2A, C, 144A, FRN, 0.978%, 8/01/20	Cayman Islands	3,500,000		3,415,895
[d,g]West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.274%, 7/18/26	United States	2,860,000		2,830,513
B, 144A, FRN, 3.024%, 7/18/26	United States	7,540,000		7,330,237
[d,g]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.503%, 8/01/22	United States	2,856,431		2,817,212
[d,g]Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.274%, 10/17/26	United States	2,000,000		1,990,300
				521,119,580
Insurance 0.1%
[d,g]Voya CLO III Ltd., 2006-3A, B, 144A, FRN, 0.969%, 12/13/20	Cayman Islands	2,000,000		1,969,020
Real Estate 0.1%
[d,g]American Homes 4 Rent, 2014-SFR1, A, 144A, FRN, 1.25%, 6/17/31	United States	2,392,811		2,377,737
[d,g]Citigroup Mortgage Loan Trust Inc., 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	4,619,366		4,675,911
				7,053,648
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $864,074,191)				878,781,934
Mortgage-Backed Securities 17.4%
[g]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 1.937% - 3.275%, 3/01/25 – 10/01/36	United States	3,517,448		3,664,058
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.2%
FHLMC 30 Year, 6.00%, 6/01/37	United States	81,628		92,472
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	99,539		113,802
FHLMC 30 Year, 7.00%, 7/01/31	United States	7,144		7,618
FHLMC 30 Year, 8.00%, 2/01/30	United States	37,681		46,803
FHLMC 30 Year, 8.50%, 10/01/24	United States	7,026		8,230
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18	United States	59,570		62,286
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	208,232		222,828
FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22	United States	621,931		674,531
[i]FHLMC Gold 30 Year, 3.50%, 8/01/45	United States	72,000,000		74,640,940
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	3,313,266		3,597,712
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	23,243,036		25,566,630
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	1,970,691		2,201,592
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	2,492,364		2,820,058
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	1,816,191		2,100,569
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	125,029		146,482
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	27,053		33,852
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	4,738		5,544

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	6,744	6,823
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	20,544	20,928
			112,369,700
[g]Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%
FNMA, 1.736% - 4.14%, 6/01/17 - 3/01/37	United States	8,188,531	8,689,067
Federal National Mortgage Association (FNMA) Fixed Rate 12.0%
[i]FNMA 15 Year, 2.50%, 8/01/30	United States	161,000,000	163,496,791
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	154,347	161,089
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	129,874	135,975
FNMA 15 Year, 5.50%, 6/01/16 - 12/01/23	United States	433,520	464,025
FNMA 15 Year, 6.00%, 5/01/17 - 9/01/22	United States	91,532	96,165
FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16	United States	1,368	1,376
[i]FNMA 30 Year, 3.00%, 8/01/45	United States	155,000,000	156,089,979
[i]FNMA 30 Year, 3.50%, 8/01/45	United States	226,000,000	234,731,020
[i]FNMA 30 Year, 4.00%, 8/01/45	United States	21,000,000	22,351,054
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	3,200,375	3,539,901
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	11,416,289	12,947,662
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	16,456,110	18,732,011
FNMA 30 Year, 6.50%, 5/01/28 - 5/01/37	United States	412,253	474,959
FNMA 30 Year, 7.00%, 11/01/25	United States	4,337	4,418
FNMA 30 Year, 7.50%, 1/01/30	United States	17,890	22,030
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	109,497	137,863
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	124,654	137,386
			613,523,704
[g]Government National Mortgage Association (GNMA) Adjustable Rate
0.0%†
GNMA, 1.625% - 1.75%, 1/20/23 - 10/20/26	United States	62,755	65,107
Government National Mortgage Association (GNMA) Fixed Rate 2.9%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	327,677	372,395
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	64,152	73,276
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	49,818	58,032
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	155,898	163,269
GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17	United States	23,637	23,795
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,880	1,972
[i]GNMA II SF 30 Year, 3.00%, 8/01/45	United States	20,000,000	20,356,251
[i]GNMA II SF 30 Year, 3.50%, 8/01/45	United States	120,000,000	125,414,054
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	7,678	8,692
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	806,233	927,027
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	81,327	98,211
GNMA II SF 30 Year, 8.00%, 7/20/27	United States	48,273	49,554
			147,546,528
Total Mortgage-Backed Securities (Cost $872,750,641)			885,858,164
Municipal Bonds 3.6%
Arkansas State GO, Four-Lane Highway Construction and Improvement Bonds, 3.25%,
6/15/22	United States	13,800,000	14,828,514
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	2,831,687
Chicago GO,
Build America Bonds, Direct Payment, Taxable Project, Series B, 7.517%, 1/01/40	United States	2,140,000	2,131,033
Taxable Project, Series B, 6.034%, 1/01/42	United States	2,485,000	2,057,704
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding,
Series A, 6.899%, 12/01/40	United States	800,000	936,560
Coachella Valley USD, GO, Riverside and Imperial Counties, Election of 2005, Series
D, AGMC Insured, 5.00%, 8/01/37	United States	6,395,000	7,026,698
Colorado State ISD, GO, Mitchell and Scurry Counties, School Building, PSF
Guarantee, 5.00%, 8/15/38	United States	2,600,000	2,938,806
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	717,841
Evansville Local Public Improvement Bond Bank Revenue, Sewage Works Project,
Series A, 5.00%, 7/01/36	United States	1,355,000	1,497,695
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.995%,
7/01/20	United States	16,800,000	17,160,696
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District,
Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 4.294%,
1/01/23	United States	10,000,000	10,126,300

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Massachusetts State GO, Consolidated Loan of 2014, Series A, 4.50%, 12/01/43	United States	4,950,000			5,239,872
Memorial Sloan-Kettering Cancer Center Revenue, 4.20%, 7/01/55	United States	7,500,000			7,094,880
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	5,760,000			6,539,271
Nassau County GO, General Improvement Bonds, Series B, 5.00%,
4/01/39	United States	7,700,000			8,426,187
4/01/43	United States	8,150,000			8,799,555
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN,
5.00%, 3/01/30	United States	3,300,000			3,439,194
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2014, Refunding, Series BB, 5.00%, 6/15/46	United States	4,865,000			5,369,549
New York State Public Library Revenue, 4.305%, 7/01/45	United States	6,500,000			6,195,774
New York State Urban Development Corp. Revenue, State Personal Income Tax,
General Purpose, Series C, 5.00%, 3/15/29	United States	20,725,000			23,953,333
Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred
Ninety-First Series, 4.823%, 6/01/45	United States	16,000,000			16,116,640
Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%, 7/01/36	United States	12,000,000			7,050,000
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 6.50%,
8/01/44	United States	13,200,000			5,478,000
South Carolina State Public Service Authority Revenue, Refunding, Series B, 5.00%,
12/01/38	United States	4,500,000			4,959,585
University of California Revenue, Limited Project, Refunding, Series J, 4.131%, 5/15/45	United States	10,750,000			10,432,015
Total Municipal Bonds (Cost $186,115,585)					181,347,389
		Shares
Escrows and Litigation Trusts 0.0%
[a,h]Comfort Co. Inc., Escrow Account	United States	716			—
[a,h]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500			—
[a,h]NewPage Corp., Litigation Trust	United States	2,500,000			—
Total Escrows and Litigation Trusts (Cost $2,307)					—
		Number of Contracts /
		Notional Amount*
Options Purchased 0.0%†
Calls - Exchange-Traded 0.0%†
Euro-bund Future, August Strike Price 154 EUR, Expires 8/21/15	Germany	200		EUR	204,312

	Counterparty
Puts - Over-the-Counter 0.0%†
Credit Default Swaptions (0.0)%†
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $104.50, Expires
10/21/15	DBAB	20,000,000	[p]		265,241
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $105, Expires
12/16/15	DBAB	20,000,000	[p]		404,910
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $75, Expires
10/21/15	CITI	40,000,000	[p]		107,280
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $67.50, Expires
12/16/15	DBAB	80,000,000	[p]		447,520
Buy protection on ITRX.EUR.XOVER.23, Premium Rate 5.00%, Strike Price 362.50
EUR, Expires 9/16/15	FBCO	17,500,000	[p]	EUR	59,591
					1,284,542
Total Options Purchased (Cost $2,172,788)					1,488,854
Total Investments before Short Term Investments (Cost $4,717,908,071)					4,652,845,890
Short Term Investments 22.9%
	Country	Principal Amount*
Foreign Government and Agency Securities 0.5%
Government of Malaysia, 4.72%, 9/30/15	Malaysia	30,720,000		MYR	8,065,710
Korea Monetary Stabilization Bond, senior note, 2.79%, 6/02/16	South Korea	20,000,000,000		KRW	17,328,130
Total Foreign Government and Agency Securities (Cost $27,456,798)					25,393,840
U.S. Government and Agency Securities 5.4%
[q]U.S. Treasury Bills,
8/20/15	United States	67,750,000			67,749,051
8/13/15 - 12/17/15	United States	147,500,000			147,477,700

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
1/14/16	United States	59,750,000		59,718,034
Total U.S. Government and Agency Securities (Cost $274,942,953)				274,944,785
Total Investments before Money Market Funds (Cost $5,020,307,822)				4,953,184,515
		Shares
Money Market Funds (Cost $869,731,319) 17.0%
[a,r] Institutional Fiduciary Trust Money Market Portfolio	United States	869,731,319		869,731,319
Total Investments (Cost $5,890,039,141) 114.3%				5,822,915,834
Options Written (0.0)%†				(520,872)
Other Assets, less Liabilities (14.3)%				(729,524,289)
Net Assets 100.0%				$5,092,870,673
	Counterparty	Notional Amount*
Options Written (0.0)%†
Puts - Over-the-Counter (0.0)%†
Credit Default Swaptions (0.0)%†
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $100, Expires
10/21/15	DBAB	20,000,000	[p]	(80,863)
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $101, Expires
12/16/15	DBAB	20,000,000	[p]	(163,014)
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $90, Expires
10/21/15	CITI	40,000,000	[p]	(55,040)
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $90, Expires
12/16/15	DBAB	80,000,000	[p]	(189,680)
Buy protection on ITRX.EUR.XOVER.23, Premium Rate 5.00%, Strike Price 362.50
EUR, Expires 9/16/15	FBCO	17,500,000	[p] EUR	(32,275)
Total Options Written (Premiums Received $916,096)				$(520,872)

† Rounds to less than 0.1% of net assets.
* The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b The security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 7.
c At July 31, 2015, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
July 31, 2015, the aggregate value of these securities was $821,536,112, representing 16.13% of net assets.
e Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2015, the aggregate value of these securities was $156,119,144, representing 3.07% of net assets.
f Perpetual security with no stated maturity date.
g The coupon rate shown represents the rate at period end.
h Security has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2015, the aggregate value of these securities was $29,957, representing less than 0.01% of net assets.
i A portion or all of the security purchased on a delayed delivery or to-be-announced (TBA) basis.
j Income may be received in additional securities and/or cash.
k Principal amount is stated in 100 Mexican Peso Units.
l Principal amount of security is adjusted for inflation.
m Redemption price at maturity is adjusted for inflation.
n Principal amount is stated in 1,000 Brazilian Real Units.
o The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.
p Amount represents notional amount under the terms of the option.
q The security is traded on a discount basis with no stated coupon rate.
r Institutional Fiduciary Trust Money Market Portfolio is an affiliated open-end management investment company.
s Franklin Short Duration U.S. Government ETF is an affiliated management investment company.

Franklin Investors Securities Trust
Statement of Investments, July 31, 2015 (unaudited) (continued)

At July 31, 2015, the Fund had the following financial futures contracts outstanding. See Note 3.

Financial Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Australia 10 Yr. Bond	Long	650	$60,720,728	9/15/15	$1,063,250	$-
Canadian 5 Yr. Bond	Long	610	58,672,681	9/21/15	216,038	-
U.S. Treasury 2 Yr. Note	Short	703	154,000,938	9/30/15	-	(243,414)
U.S. Treasury 5 Yr. Note	Short	3,079	368,998,906	9/30/15	-	(1,057,007)
U.S. Treasury 10 Yr. Note	Short	313	39,887,938	9/21/15	-	(44,814)
Totals					$1,279,288	$(1,345,235)
Net unrealized appreciation (depreciation)						$(65,947)

At July 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 3.

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Buy	9,622,302	$10,698,075	8/27/2015	$-	$(124,799)
Euro	DBAB	Sell	64,359,107	73,599,103	8/27/2015	2,879,371	-
Euro	JPHQ	Sell	6,587,400	7,541,025	8/27/2015	302,591	-
British Pound	DBAB	Buy	6,000,000	9,334,800	9/17/2015	30,054	-
Euro	DBAB	Sell	28,202,540	31,120,140	9/17/2015	408,129	(287,546)
Euro	GSCO	Sell	1,024,000	1,164,759	9/17/2015	39,203	-
Euro	JPHQ	Sell	11,680,000	13,284,622	9/17/2015	446,245	-
Japanese Yen	DBAB	Buy	1,584,000,000	12,808,280	9/17/2015	-	(16,560)
Japanese Yen	DBAB	Sell	7,062,259,000	59,473,598	9/17/2015	2,441,753	-
Japanese Yen	HSBC	Sell	452,730,000	3,819,378	9/17/2015	163,320	-
Japanese Yen	JPHQ	Sell	1,328,470,000	11,203,997	9/17/2015	475,830	-
Singapore Dollar	DBAB	Buy	3,192,500	2,350,191	9/17/2015	-	(26,650)
Singapore Dollar	HSBC	Buy	2,551,000	1,879,259	9/17/2015	-	(22,609)
Singapore Dollar	JPHQ	Buy	15,450,000	11,401,373	9/17/2015	-	(156,667)
Singapore Dollar	MSCO	Buy	8,200,000	6,033,848	9/17/2015	-	(65,785)
Australian Dollar	DBAB	Buy	6,700,000	4,954,650	10/22/2015	-	(79,147)
Australian Dollar	DBAB	Sell	6,700,000	5,309,750	10/22/2015	434,247	-
Euro	BZWS	Sell	1,973,970	2,216,374	10/22/2015	45,422	-
Euro	CITI	Sell	615,870	690,846	10/22/2015	13,519	-

Franklin Investors Securities Trust
Statement of Investments, July 31, 2015 (unaudited) (continued)
Euro	DBAB	Sell	33,882,093	37,951,350	10/22/2015	688,184	-
Euro	HSBC	Sell	267,000	299,726	10/22/2015	6,082	-
Euro	JPHQ	Sell	3,445,999	3,864,585	10/22/2015	74,711	-
Japanese Yen	DBAB	Sell	117,763,200	983,491	10/22/2015	31,966	-
Philippine Peso	JPHQ	Buy	177,480,000	3,946,631	10/22/2015	-	(85,138)
Sw iss Franc	DBAB	Sell	847,334	913,371	10/22/2015	34,121	-
Australian Dollar	DBAB	Buy	11,244,555	8,252,685	12/17/2015	-	(92,723)
Australian Dollar	DBAB	Sell	21,034,082	16,132,089	12/17/2015	868,052	-
Euro	DBAB	Sell	124,202,131	140,445,849	12/17/2015	3,701,461	-
Euro	JPHQ	Sell	966,580	1,097,262	12/17/2015	33,074	-
Euro	MSCO	Sell	5,621,360	6,380,890	12/17/2015	191,870	-
Japanese Yen	JPHQ	Sell	3,094,000,360	25,269,110	12/17/2015	237,830	-
Malaysian Ringgit	DBAB	Buy	3,367,980	892,062	12/17/2015	-	(27,948)
Malaysian Ringgit	HSBC	Buy	790,000	208,526	12/17/2015	-	(5,837)
Singapore Dollar	MSCO	Buy	3,432,939	2,547,352	12/17/2015	-	(53,797)
New Zealand Dollar	DBAB	Sell	112,392,053	73,533,505	1/11/2016	268,415	(14,293)
Canadian Dollar	DBAB	Sell	7,000,000	5,484,604	1/14/2016	136,357	-
Euro	BZWS	Sell	2,472,961	2,688,084	1/14/2016	-	(36,115)
Euro	CITI	Sell	2,584,200	2,811,403	1/14/2016	-	(35,336)
Euro	DBAB	Sell	87,185,488	94,866,529	1/14/2016	-	(1,176,475)
Euro	JPHQ	Sell	1,062,724	1,156,153	1/14/2016	-	(14,537)
Japanese Yen	CITI	Sell	1,431,560,000	11,560,184	1/14/2016	-	(29,317)
Japanese Yen	DBAB	Sell	15,724,564,120	126,897,987	1/14/2016	-	(403,598)
Japanese Yen	HSBC	Sell	586,092,700	4,731,897	1/14/2016	-	(12,943)
Japanese Yen	JPHQ	Sell	1,676,801,000	13,538,857	1/14/2016	-	(36,045)
Malaysian Ringgit	DBAB	Buy	11,905,000	3,082,600	1/14/2016	-	(34,780)
Malaysian Ringgit	DBAB	Sell	49,205,000	12,682,355	1/14/2016	85,298	-
Mexican Peso	DBAB	Sell	176,336,000	10,692,539	1/14/2016	-	(111,017)
Singapore Dollar	DBAB	Buy	8,523,000	6,200,349	1/14/2016	-	(12,717)
Singapore Dollar	HSBC	Buy	3,390,000	2,465,275	1/14/2016	-	(4,161)
Singapore Dollar	JPHQ	Buy	2,117,000	1,539,301	1/14/2016	-	(2,375)
South Korean Won	DBAB	Sell	8,250,200,000	7,103,056	1/14/2016	53,157	-
Danish Krone	DBAB	Buy	186,000,000	29,018,972	1/15/2016	-	(1,519,950)
Euro	DBAB	Sell	8,374,000	10,963,814	2/5/2016	1,734,668	-
Danish Krone	RBS	Sell	193,889,682	29,724,005	2/17/2016	1,029,267	-
Euro	DBAB	Sell	10,260,000	13,583,727	8/5/2016	2,218,336	-
Japanese Yen	JPHQ	Sell	743,278,833	7,020,294	9/2/2016	962,896	-
Totals Forw ard Exchange Contracts unrealized appreciation (depreciation)						$20,035,429	$(4,488,865)
Net unrealized appreciation (depreciation)						$15,546,564

[a] May be comprised of multiple contracts with the same counterparty, currency and settlement date.

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
At July 31, 2015, the fund had the following credit default swap contracts outstanding. See Note 3.

Credit Default Swap Contracts

	Periodic				Upfront
	Payment	Counterpartya /	Notional	Expiration	Premiums	Unrealized	Unrealized	Market
Description	Rate	Exchange	Amount[b]	Date Paid (Received)		Appreciation	Depreciation	Value	Rating[c]
Centrally Cleared Sw aps Contracts
Contracts to Sell Protection[d]
Traded Index
CDX.NA.IG.24	1.00%	ICE	25,000,000	6/20/25	$(57,923)	$-	$(201,693)	$(259,616)	Investment
									Grade
Totals Centrally Cleared Swaps Contracts					(57,923)	-	(201,693)	(259,616)

OTC Sw aps Contracts
Contracts to Buy Protection
Single Name
Alcatel-Lucent USA Inc.	5.00%	BZWS	1,500,000	9/20/17	(142,403)	1,702	-	(140,701)
Alcatel-Lucent USA Inc.	5.00%	GSCO	20,000,000	9/20/17	(1,580,083)	-	(295,927)	(1,876,010)
Bank of America Corp.	1.00%	FBCO	20,000,000	9/20/17	128,804	-	(385,207)	(256,403)
Beazer Homes USA Inc.	5.00%	CITI	4,000,000	6/20/19	(183,160)	-	(39,818)	(222,978)
Beazer Homes USA Inc.	5.00%	GSCO	10,000,000	6/20/19	(483,231)	-	(74,214)	(557,445)
Centex Corp.	5.00%	FBCO	7,795,000	6/20/16	(173,683)	-	(172,386)	(346,069)
Centex Corp.	5.00%	JPHQ	12,000,000	6/20/16	(320,041)	-	(212,714)	(532,755)
CIT Group Inc.	5.00%	GSCO	22,500,000	6/20/17	(1,333,476)	-	(209,254)	(1,542,730)
Constellation Brands Inc.	5.00%	GSCO	6,000,000	9/20/16	(316,190)	-	(14,351)	(330,541)
Constellation Brands Inc.	5.00%	BZWS	5,000,000	6/20/17	(288,986)	-	(152,626)	(441,612)
Constellation Brands Inc.	5.00%	DBAB	2,000,000	6/20/17	(116,388)	-	(60,257)	(176,645)
D.R. Horton Inc.	5.00%	JPHQ	7,000,000	3/20/16	(172,564)	-	(44,698)	(217,262)
Dell Inc.	5.00%	GSCO	15,000,000	6/20/16	(553,938)	-	(12,096)	(566,034)
Dell Inc.	5.00%	GSCO	5,725,000	6/20/18	(663,114)	108,000	-	(555,114)
Dell Inc.	5.00%	BZWS	1,500,000	6/20/19	(200,266)	46,941	-	(153,325)
Dell Inc.	5.00%	GSCO	5,246,000	6/20/19	(671,748)	135,519	-	(536,229)
DISH DBS Corp.	5.00%	GSCO	10,000,000	3/20/16	(254,133)	-	(39,029)	(293,162)
DISH DBS Corp.	5.00%	JPHQ	6,000,000	3/20/16	(149,123)	-	(26,774)	(175,897)
DPL Inc.	5.00%	MSCO	875,000	12/20/16	(39,850)	-	(10,717)	(50,567)
El Paso Corp.	5.00%	GSCO	1,100,000	6/20/17	(78,443)	-	(21,619)	(100,062)
Embarq Corp.	5.00%	BOFA	8,500,000	6/20/16	(195,435)	-	(169,197)	(364,632)
Embarq Corp.	5.00%	DBAB	1,500,000	6/20/16	(35,571)	-	(28,775)	(64,346)
Embarq Corp.	5.00%	GSCO	10,000,000	6/20/16	(260,101)	-	(168,877)	(428,978)
Gannett Co. Inc.	5.00%	GSCO	3,000,000	9/20/15	(19,849)	-	(795)	(20,644)
Government of Korea	1.00%	GSCO	10,600,000	9/20/20	(234,854)	-	(13,794)	(248,648)
HCA Inc.	5.00%	GSCO	5,054,000	3/20/16	(101,641)	-	(52,518)	(154,159)
International Lease Finance	5.00%	GSCO	10,000,000	3/20/17	(599,328)	-	(56,073)	(655,401)
Kinder Morgan Energy Partners	5.00%	CITI	1,000,000	3/20/20	(201,593)	16,664	-	(184,929)
Kinder Morgan Inc.	5.00%	GSCO	28,205,000	3/20/16	(786,370)	-	(60,028)	(846,398)
Lennar Corp.	5.00%	CITI	4,150,000	9/20/19	(387,621)	-	(212,157)	(599,778)
Lennar Corp.	5.00%	FBCO	4,500,000	9/20/19	(545,318)	-	(105,044)	(650,362)
Lennar Corp.	5.00%	CITI	6,200,000	12/20/19	(687,665)	-	(229,899)	(917,564)
The New York Times Co.	5.00%	GSCO	11,700,000	12/20/16	(292,775)	-	(491,504)	(784,279)
Pactiv LLC	5.00%	UBSW	12,000,000	6/20/17	331,194	-	(1,250,785)	(919,591)
PPL Energy Supply LLC	5.00%	GSCO	1,000,000	6/20/16	(38,802)	-	(1,024)	(39,826)
PPL Energy Supply LLC	5.00%	JPHQ	11,400,000	6/20/16	(434,332)	-	(19,676)	(454,008)
Springleaf Finance Corp.	5.00%	GSCO	10,000,000	9/20/16	(407,723)	-	(61,964)	(469,687)
Springleaf Finance Corp.	5.00%	JPHQ	4,000,000	9/20/16	(163,063)	-	(24,812)	(187,875)
Sprint Communications Inc.	5.00%	GSCO	15,000,000	12/20/16	(673,386)	81,621	-	(591,765)
Tenet Healthcare Corp	5.00%	BZWS	13,160,000	12/20/16	(553,796)	-	(234,303)	(788,099)
Tenet Healthcare Corp.	5.00%	DBAB	4,000,000	3/20/19	(381,336)	-	(31,771)	(413,107)

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)
Toys R Us Inc.	5.00%	DBAB	14,000,000		12/20/18	3,503,584	88,405	-	3,591,989
Toys R Us Inc.	5.00%	GSCO	3,800,000		12/20/18	822,198	152,771	-	974,969
USG Corp.	5.00%	GSCO	4,000,000		12/20/16	(209,047)	-	(23,206)	(232,253)
Contracts to Sell Protection[d]
Single Name
Anadarko Petroleum Corp.	1.00%	BZWS	10,000,000		9/20/19	194,478	-	(148,571)	45,907	BBB
Bank of America Corp.	1.00%	FBCO	20,000,000		9/20/17	(128,804)	385,207	-	256,403	A-
Beazer Homes USA Inc.	5.00%	CITI	4,150,000		9/20/19	69,973	141,455	-	211,428	CCC
Beazer Homes USA Inc.	5.00%	CITI	6,200,000		12/20/19	155,171	110,753	-	265,924	CCC
Berkshire Hathaw ay Inc.	1.00%	CITI	24,300,000		3/20/22	279,015	58,136	-	337,151	AA
Citigroup Inc.	1.00%	FBCO	2,500,000		9/20/20	10,470	15,477	-	25,947	A-
Electricite de France SA	1.00%	BZWS	10,500,000	EUR	9/20/20	279,056	-	(17,388)	261,668	A+
Engie	1.00%	BZWS	10,500,000	EUR	9/20/20	344,640	-	(29,478)	315,162	A
Freeport-McMoRan Inc.	1.00%	DBAB	6,500,000		3/20/23	(358,408)	-	(1,187,248)	(1,545,656)	BBB-
Government of China	1.00%	GSCO	10,600,000		9/20/20	25,653	-	(28,261)	(2,608)	AA-
Government of Mexico	1.00%	CITI	8,400,000		6/20/20	(98,293)	-	(15,611)	(113,904)	BBB+
Government of Poland	1.00%	GSCO	5,300,000		12/20/19	81,025	12,940	-	93,965	A-
Government of Portugal	1.00%	DBAB	8,500,000		9/20/19	(380,452)	204,931	-	(175,521)	NR
iHeartCommunications Inc.	5.00%	BZWS	5,000,000		6/20/18	(1,024,051)	-	(557,974)	(1,582,025)	CCC-
Orange SA	1.00%	CITI	10,500,000	EUR	9/20/20	225,855	-	(23,243)	202,612	BBB+
Prudential Financial Inc.	1.00%	BOFA	8,800,000		12/20/21	(166,349)	248,618	-	82,269	A
PSEG Pow er LLC	1.00%	JPHQ	17,400,000		3/20/20	(224,553)	248,789	-	24,236	BBB+
Tate & Lyle International	1.00%	CITI	7,200,000	EUR	9/20/19	134,392	-	(45,678)	88,714	BBB
Tenet Healthcare Corp.	5.00%	BZWS	9,400,000		12/20/18	427,473	548,460	-	975,933	CCC+
Traded Index
MCDX.NA.24	1.00%	CITI	15,400,000		6/20/20	24,867	9,047	-	33,914	Investment
										Grade
MCDX.NA.24	1.00%	GSCO	19,100,000		6/20/25	(603,350)	-	(274)	(603,624)	Investment
										Grade
Totals OTC Sw aps Contracts						(10,876,838)	2,615,436	(7,061,615)	(15,323,017)
Totals Credit Default Sw aps Contracts						$(10,934,761)	$2,615,436	$(7,263,308)	(15,582,633)
Net unrealized appreciation (depreciation)								$(4,647,872)

aPosting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end.

Counterparty	Collateral Posted (Received)
BOFA	$(103,270)
BZWS	2,060,000
CITI	(896,466)
DBAB	(14,000,000)
FBCO	990,000
GSCO	11,200,000
HSBC	(177,930)
JPHQ	(532,487)
MSCO	27,000
UBSW	1,135,000
Total collateral	$(298,153)

bIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
cBased on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

Franklin Investors Securities Trust
Statement of Investments, July 31, 2015 (unaudited) (continued)
At July 31, 2015, the fund had the following cross-currency swap contracts outstanding. See Note 3.

Cross-Currency Swap Contracts
		Notional		Expiration	Unrealized	Unrealized
Description	Counterparty	Amount		Date	Appreciation	Depreciation
OTC Sw ap Contracts
Receive Fixed Semi-Annual 4.50%	CITI	15,456,481	USD	1/01/16	$2,213,727	$ -
Pay Fixed Annual 4.00%		90,000,000	DKK
Receive Fixed Semi-Annual 2.47%	DBAB	15,638,575	USD	1/04/16	2,377,551	-
Pay Fixed Annual 2.00%		90,000,000	DKK
Receive Float Quarterly 3-month BBA USD LIBOR + 3.29%	JPHQ	12,760,417	USD	10/13/17	94,299	-
Pay Fixed Annual 2.125%		12,250,000	CHF
Totals Cross-Currency Sw ap Contracts					$4,685,577	$ -
Net unrealized appreciation (depreciation)					$4,685,577

ABBREVIATIONS

Counterparty/Exchange

BOFA	Bank of America, N.A.
BZWS	Barclays Bank PLC
CITI	Citigroup, Inc.
DBAB	Deutsche Bank AG
FBCO	Credit Suisse Group AG
GSCO	The Goldman Sachs Group, Inc.
HSBC	HSBC Bank USA, N.A.
ICE	Intercontinental Exchange
JPHQ	JP Morgan Chase & Co.
MSCO	Morgan Stanley
RBS	Royal Bank of Scotland PLC
UBSW	UBS AG

Currency

BRL	Brazilian Real
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
LKR	Sri Lankan Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SGD	Singapore Dollar
USD	United States Dollar
UYU	Uruguayan Peso
Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EDA	Economic Development Authority

Franklin Investors Securities Trust

Statement of Investments, July 31, 2015 (unaudited) (continued)

ETF	Exchange Traded Fund
FICO	Financing Corp.
FRN	Floating Rate Note
GO	General Obligation
ISD	Independent School District
MFM	Multi-Family Mortgage
PIK	Payment-In-Kind
PSF	Permanent School Fund
REIT	Real Estate Investment Trust
SF	Single Family
USD	Unified/Union School District

Franklin Investors Securities Trust

Notes to Statements of Investments (unaudited)

1. ORGANIZATION

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of eight separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles.

2. FINANCIAL INSTRUMENT VALUATION

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Funds' administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds' valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds' pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

3. DERIVATIVE FINANCIAL INSTRUMENTS

Certain or all Funds invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds' investment objectives.

At July 31, 2015, the Funds received Italy Treasury Bonds, United Kingdom Treasury Bonds, U.S. Treasury Bonds and Notes; and U.S. Agency Securities as collateral for derivatives, as follows:

Franklin Low Duration Total Return Fund	$605,893
Franklin Total Return Fund	$1,710,153

Certain or all Funds entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to interest rate and credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a cross currency swap contract represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss.

Certain or all Funds purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

The following funds have invested in derivatives during the period.

Franklin Balanced Fund – Forw ards and options Franklin Floating Rate Daily Access Fund – Sw aps

Franklin Low Duration Total Return Fund – Futures, forw ards, sw aps and options Franklin Real Return Fund – Forw ards

Franklin Total Return Fund – Futures, forw ards, sw aps and options

4. MORTGAGE DOLLAR ROLLS

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

5. INCOME TAXES

At July 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin		Franklin
	Adjustable		Convertible
	U.S. Government	Franklin	Securities	Franklin Equity
	SecuritiesFund	Balanced Fund	Fund	Income Fund

Cost of investments	$1,869,507,707	$2,852,778,836	$2,074,077,849	$1,690,086,494

Unrealized appreciation	$30,613,187	$194,787,615	$344,892,280	$456,066,006
Unrealized depreciation	(3,207,216)	(92,284,166)	(218,076,259)	(74,521,898)
Net unrealized appreciation (depreciation)	$27,405,971	$102,503,449	$126,816,021	$381,544,108

	Franklin Floating	Franklin Low
	Rate Daily Access	Duration Total	Franklin Real	Franklin Total
	Fund	Return Fund	Return Fund	Return Fund

Cost of investments	$4,213,726,466	$2,527,432,974	$312,986,044	$5,909,706,582

Unrealized appreciation	$18,071,670	$12,503,458	$10,231,418	$99,899,465
Unrealized depreciation	(131,411,171)	(49,498,465)	(26,580,496)	(186,690,213)
Net unrealized appreciation (depreciation)	$(113,339,501)	$(36,995,007)	$(16,349,078)	$(86,790,748)

6. RESTRICTED SECURITIES

At July 31, 2015, the following funds held investments in restricted securities, excluding certain securities exempt from registration under the Securities Act of 1933 deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
Franklin Floating Rate Daily Access Fund
26,267	RoTech Medical Corp. (Value is 0.00% of Net Assets)	12/03/10	$-	$-

7. INVESTMENTS IN FT HOLDINGS CORPORATION I (FT SUBSIDIARY)

The Franklin Total Return Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At July 31, 2015, the FT Subsidiary investment Turtle Bay Resort as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments.

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2015, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities
Mortgage-Backed Securities	$-	$1,812,926,707	$-		$1,812,926,707
U.S. Government and Agency Securities	-	44,143,896	-		44,143,896
Short Term Investments	39,843,075	-	-		39,843,075
Total Investments in Securities	$39,843,075	$1,857,070,603	$-		$1,896,913,678

Franklin Balanced Fund
Assets:
Investments in Securities
Equity Investments:[a]
Energy	$166,205,417	$1,413,750	$-		$167,619,167
Other Equity Investments[b]	1,335,716,670	-	-		1,335,716,670
Equity-Linked Securities	-	301,036,394	-		301,036,394
Corporate Bonds	-	890,734,130	-		890,734,130
Short Term Investments	260,175,924	-	-		260,175,924
Total Investments in Securities	$1,762,098,011	$1,193,184,274	$-		$2,955,282,285

Liabilities:
Other Financial Instruments
Options Written	$2,135,000	$-	$-		$2,135,000

Franklin Convertible Securities Fund
Assets:
Investments in Securities
Equity Investments:[a]
Consumer Staples	$43,160,000	$28,439,711	$-		$71,599,711
Energy	-	37,339,037	5,711,200		43,050,237
Financials	-	16,815,638	-		16,815,638
Utilities	99,805,016	3,247,800	-		103,052,816
Other Equity Investments[b]	264,128,226	-	-		264,128,226
Convertible Bonds	-	1,625,814,304	92,176		1,625,906,480
Escrow s and Litigation Trusts	-	5,312,500	-	c	5,312,500
Short Term Investments	71,028,262	-	-		71,028,262
Total Investments in Securities	$478,121,504	$1,716,968,990	$5,803,376		$2,200,893,870

Franklin Equity Incom e Fund
Assets:
Investments in Securities
Equity Investments:[a]
Energy	$115,150,909	$8,330,000	$-		$123,480,909
Other Equity Investments[b]	1,818,311,464	-	-		1,818,311,464
Short Term Investments	103,912,087	25,926,142	-		129,838,229
Total Investments in Securities	$2,037,374,460	$34,256,142	$-		$2,071,630,602

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities
Equity Investments:[a,b]	$57,457,673	$-	$-	c $	57,457,673
Corporate Bonds			626,658		626,658
Senior Floating Rate Interests	-	3,549,986,604			3,549,986,604
Asset-Backed Securities and
Commercial Mortgage-Backed Securities	-	120,622,786	-		120,622,786
Short Term Investments	371,693,244	-	-		371,693,244
Total Investments in Securities	$429,150,917	$3,670,609,390	$626,658		$4,100,386,965

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities
Exchange Traded Funds	$19,544,250	$-	$-		$19,544,250
Corporate Bonds	-	996,783,128	-		996,783,128
Senior Floating Rate Interests	-	125,241,303	-		125,241,303
Foreign Government and Agency Securities	-	91,550,570	-		91,550,570
U.S. Government and Agency Securities	-	37,263,253	-		37,263,253
Asset-Backed Securities and
Commercial Mortgage-Backed Securities	-	757,846,691	-		757,846,691
Mortgage-Backed Securities	-	73,987,755	-		73,987,755
Municipal Bonds	-	26,885,117	-		26,885,117
Escrow s and Litigation Trusts	-	-	-	c	-
Options Purchased	-	590,765	-		590,765
Short Term Investments	346,109,339	14,635,796	-		360,745,135
Total Investments in Securities	$365,653,589	$2,124,784,378	$-		$2,490,437,967

Other Financial Instruments
Futures Contracts	$48,309	$-	$-		$48,309
Forw ard Exchange Contracts	-	7,228,625	-		7,228,625
Sw ap Contracts	-	2,080,996	-		2,080,996
Total Other Financial Instruments	$48,309	$9,309,621	$-		$9,357,930

Liabilities:
Other Financial Instruments
Options Written	$-	$239,433	$-		$239,433
Futures Contracts	415,376	-	-		415,376
Forw ard Exchange Contracts	-	1,486,740	-		1,486,740
Sw ap Contracts	-	2,092,177	-		2,092,177
Unfunded Loan Commitments	-	74,518	-		74,518
Total Other Financial Instruments	$415,376	$3,892,868	$-		$4,308,244

Franklin Real Return Fund
Assets:
Investments in Securities
Equity Investments[b]	$20,895,667	$-	$-		$20,895,667
Exchange Traded Funds	17,248,410	-	-		17,248,410
Corporate Bonds	-	17,752,527	-		17,752,527
Senior Floating Rate Interests	-	10,062,031	-		10,062,031
Foreign Government and Agency Securities	-	58,727,062	-		58,727,062
U.S Government and Agency Securities	-	152,141,651	-		152,141,651
Short Term Investments	-	19,809,618	-		19,809,618
Total Investments in Securities	$38,144,077	$258,492,889	$-		$296,636,966
Other Financial Instruments
Forw ard Exchange Contracts	$-	$173,987	$-		$173,987
Liabilities:
Other Financial Instruments
Forw ard Exchange Contracts	$-	$297,792	$-		$297,792

Franklin Total Return Fund
Assets:
Investments in Securities
Equity Investments:[a]
Consumer Services	$-	$3,934,565	$-		$3,934,565
All Other Equity Investments[b]	92,013,640	-	-		92,013,640
Corporate Bonds	-	1,931,411,123	12,129		1,931,423,252
Senior Floating Rate Interests	-	122,026,967	-		122,026,967
Foreign Government and Agency Securities	-	400,618,913	-		400,618,913
U.S. Government and Agency Securities	-	155,352,212	-		155,352,212
Asset-Backed Securities and
Commercial Mortgage-Backed Securities	-	877,245,506	1,536,428		878,781,934
Mortgage-Backed Securities	-	885,858,164	-		885,858,164
Municipal Bonds	-	181,347,389	-		181,347,389
Escrow s and Litigation Trusts	-	-	-	c	-
Options Purchased	204,312	1,284,542	-		1,488,854
Short Term Investments	1,144,676,104	25,393,840	-		1,170,069,944
Total Investments in Securities	$1,236,894,056	$4,584,473,221	$1,548,557		$5,822,915,834

Other Financial Instruments
Futures Contracts	$1,279,288	$-	$	- $	1,279,288
Forward Exchange Contracts	-	20,035,429		-	20,035,429
Swap Contracts	-	7,301,013		-	7,301,013
Total Other Financial Instruments	$1,279,288	$27,336,442	$	- $	28,615,730

Liabilities:
Other Financial Instruments
Options Written	$-	$520,872	$	- $	520,872
Futures Contracts	1,345,235	-		-	1,345,235
Forward Exchange Contracts	-	4,488,865		-	4,488,865
Swap Contracts	-	7,263,308		-	7,263,308
Unfunded Loan Commitments	-	162,778		-	162,778
Total Other Financial Instruments	$1,345,235	$12,435,823	$	- $	13,781,058

aIncludes common, preferred, and convertible preferred stocks as w ell as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at July 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

9. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the Statements of Investments and determined that no events have occurred that require disclosure.

For additional information on the Funds' significant accounting policies, please refer to the Funds' most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date  September 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date  September 24, 2015

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

Chief Accounting Officer

Date  September 24, 2015